     As filed with the Securities and Exchange Commission on March 27, 2002

                        Registration No. _______________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No. ____
                      [ ] Post-Effective Amendment No. ___
                        (Check Appropriate Box or Boxes)

                   Liberty-Stein Roe Funds Investment Trust *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)


                            Jean S. Loewenberg, Esq.
                             Liberty Funds Group LLC
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and address of Agent for Service)


                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110



Title of Securities Being Registered: Shares of Beneficial Interest, no par value

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 26, 2002 pursuant to Rule 488.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

* On behalf of the Stein Roe Growth Stock Fund and the Stein Roe Young Investor Fund.

                                  LIBERTY FUNDS
                                 STEIN ROE FUNDS
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:

      Your fund will hold a special meeting of shareholders on June 28, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisors to Liberty Funds and Stein Roe Funds. Columbia's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia can concentrate its portfolio management resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully. If you have any questions, feel free to speak to one of our representatives at 800-426-3750.

      This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 28th, shareholders who have not yet voted may receive a call from Georgeson reminding them to exercise their right to vote.

      YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

      Again, if you have any questions regarding the combined Prospectus/Proxy Statement, please call us at 800-426-3750.

      We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,


Keith T. Banks
President
Liberty Funds
Stein Roe Mutual Funds
[May ___], 2002

[Job Code]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              STEIN ROE FOCUS FUND

                         LIBERTY-STEIN ROE ADVISOR TRUST
                            LIBERTY GROWTH STOCK FUND

      NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Stein Roe Focus Fund and the Liberty Growth Stock Fund will be held at 2:00 p.m. Eastern Time on Friday, June 28, 2002, at the offices of Columbia Management Group, Inc., the indirect parent of the Stein Roe Focus Fund's and the Liberty Growth Stock Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

      1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Stein Roe Focus Fund to, and the assumption of all of the liabilities of the Stein Roe Focus Fund by, the Stein Roe Growth Stock Fund in exchange for shares of the Stein Roe Growth Stock Fund and the distribution of such shares to the shareholders of the Stein Roe Focus Fund in complete liquidation of the Stein Roe Focus Fund.

      2. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Growth Stock Fund to, and the assumption of all of the liabilities of the Liberty Growth Stock Fund by, the Stein Roe Growth Stock Fund in exchange for shares of the Stein Roe Growth Stock Fund and the distribution of such shares to the shareholders of the Liberty Growth Stock Fund in complete liquidation of the Liberty Growth Stock Fund.

      3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

      Shareholders of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                    By order of the Board of Trustees,


                                    Jean S. Loewenberg, Secretary

[May ___], 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE STEIN ROE FOCUS FUND AND THE LIBERTY GROWTH STOCK FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

                         LIBERTY-STEIN ROE ADVISOR TRUST
                           LIBERTY YOUNG INVESTOR FUND

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                          LIBERTY GROWTH INVESTOR FUND

      NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty Young Investor Fund and the Liberty Growth Investor Fund will be held at 2:00 p.m. Eastern Time on Friday, June 28, 2002, at the offices of Columbia Management Group, Inc., the indirect parent of the Liberty Young Investor Fund's and the Liberty Growth Investor Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

      1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Young Investor Fund to, and the assumption of all of the liabilities of the Liberty Young Investor Fund by, the Stein Roe Young Investor Fund in exchange for shares of the Stein Roe Young Investor Fund and the distribution of such shares to the shareholders of the Liberty Young Investor Fund in complete liquidation of the Liberty Young Investor Fund.

      2. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Growth Investor Fund to, and the assumption of all of the liabilities of the Liberty Growth Investor Fund by, the Stein Roe Young Investor Fund in exchange for shares of the Stein Roe Young Investor Fund and the distribution of such shares to the shareholders of the Liberty Growth Investor Fund in complete liquidation of the Liberty Growth Investor Fund.

      3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

      Shareholders of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                    By order of the Board of Trustees,


                                    Jean S. Loewenberg, Secretary

[May ___], 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE LIBERTY YOUNG INVESTOR FUND AND THE LIBERTY GROWTH INVESTOR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                     COMBINED PROSPECTUS AND PROXY STATEMENT
                                 MAY [___], 2002

              ACQUISITION OF THE ASSETS AND LIABILITIES OF EACH OF
                              STEIN ROE FOCUS FUND
               (INCLUDING CLASS S AND LIBERTY FOCUS FUND CLASS A)
                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-338-2550

                                       AND

                            LIBERTY GROWTH STOCK FUND
                       c/o Liberty-Stein Roe Advisor Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-338-2550

                        BY AND IN EXCHANGE FOR SHARES OF
                           STEIN ROE GROWTH STOCK FUND
                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-338-2550

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS..............................................................................................   4

PROPOSAL 1 - Acquisition of the Stein Roe Focus Fund by the Stein Roe Growth Stock Fund............................   14
     Principal Investment Risks....................................................................................   14
     Information about the Acquisition.............................................................................   14

PROPOSAL 2 - Acquisition of the Liberty Growth Stock Fund by the Stein Roe Growth Stock Fund.......................   19
     Principal Investment Risks....................................................................................   19
     Information about the Acquisition.............................................................................   19

INFORMATION APPLICABLE TO PROPOSALS 1 AND 2........................................................................   25

INFORMATION APPLICABLE TO CLASS K SHAREHOLDERS OF THE LIBERTY GROWTH STOCK FUND....................................   27

GENERAL............................................................................................................   28
     Voting Information............................................................................................   28

Appendix A - Form of Agreement and Plan of Reorganization Relating to
                     the Acquisition of the Focus Fund.............................................................   A-1

Appendix B - Form of Agreement and Plan of Reorganization Relating to
                     the Acquisition of the Liberty Growth Stock Fund..............................................   B-1

Appendix C - Fund Information......................................................................................   C-1

Appendix D - Capitalization........................................................................................   D-1

Appendix E - Management's Discussion of Fund Performance for the Stein Roe Growth Stock Fund.......................   E-1

Appendix F - Information Applicable to Stein Roe Growth Stock Fund Class A, B, C and Z Shares......................   F-1

            This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Stein Roe Focus Fund (including Class S and Liberty Focus Fund Class A) (the "Focus Fund") or the Agreement and Plan of Reorganization relating to the proposed acquisition of the Liberty Growth Stock Fund (the "Liberty Growth Stock Fund") (each an "Acquired Fund" and together, the "Acquired Funds") by the Stein Roe Growth Stock Fund (the "Stein Roe Growth Stock Fund" and together with the Acquired Funds, the "Funds") (each an "Acquisition" and together, the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on June 28, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

            Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Focus Fund by the Stein Roe Growth Stock Fund. Proposal 2 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Liberty Growth Stock Fund by the Stein Roe Growth Stock Fund. If the Acquisition of your Acquired Fund occurs, you will become a shareholder of the Stein Roe Growth Stock Fund. The Stein Roe Growth Stock Fund seeks long-term growth. If the Agreement and Plan of Reorganization relating to your Acquired Fund is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Stein Roe Growth Stock Fund in exchange for shares of the same class of the Stein Roe Growth Stock Fund (in the case of Class K shareholders of the Liberty Growth Stock Fund, Class A shares of the Stein Roe Growth Stock Fund, and in the case of Class S shareholders of the Focus Fund, Class Z shares of the Stein Roe Growth Stock Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by each Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders of the corresponding class. After the Acquisitions, the Stein Roe Growth Stock Fund expects to change its name to "Liberty Growth Stock Fund."

            If you are a shareholder of the Focus Fund, you are being asked to vote on Proposal 1 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2."

            If you are a shareholder of the Liberty Growth Stock Fund, you are being asked to vote on Proposal 2 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2." In addition, if you are a Class K shareholder of the Liberty Growth Stock Fund, you should also review the section "Information Applicable to Class K Shareholders of the Liberty Growth Stock Fund."

            Please review the enclosed Prospectus of the Stein Roe Growth Stock Fund. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

      For both the Focus Fund and the Liberty Growth Stock Fund:

            - The Statement of Additional Information of the Stein Roe Growth Stock Fund dated May [___], 2002, relating to the Acquisitions.

      For the Focus Fund:

            -     The Prospectuses of the Focus Fund dated February 1, 2002.

            - The Statements of Additional Information of the Focus Fund dated February 1, 2002.

            - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Focus Fund dated September 30, 2001.

      For the Liberty Growth Stock Fund:

            - The Prospectuses of the Liberty Growth Stock Fund dated February 1, 2002.

            - The Statement of Additional Information of the Liberty Growth Stock Fund dated February 1, 2002.

            - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Liberty Growth Stock Fund dated September 30, 2001.

            Each Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-338-2550, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.libertyfunds.com or www.steinroe.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TTD equipment. Text-only versions of all the Focus Fund, Liberty Growth Stock Fund and Stein Roe Growth Stock Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.    WHAT IS BEING PROPOSED?

The Trustees of Liberty-Stein Roe Funds Investment Trust (the "Investment Trust") are recommending in Proposal 1 that the Stein Roe Growth Stock Fund acquire the Focus Fund; the Trustees of Liberty-Stein Roe Advisor Trust (the "Advisor Trust"), who are also the Trustees of the Investment Trust, are recommending in Proposal 2 that the Stein Roe Growth Stock Fund acquire the Liberty Growth Stock Fund. This means that the Stein Roe Growth Stock Fund would acquire all of the assets and liabilities of the Focus Fund and the Liberty Growth Stock Fund in exchange for shares of the Stein Roe Growth Stock Fund. If the Acquisition relating to your Acquired Fund is approved, you will receive shares of the Stein Roe Growth Stock Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the day before the closing of your Acquired Fund's Acquisition. The Acquisitions are currently scheduled to take place on or around [July ___], 2002. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in this Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their Acquired Fund's Acquisition.

It is proposed that, if the Class K shareholders of the Liberty Growth Stock Fund approve the Agreement and Plan of Reorganization and the Acquisition occurs, they would receive Class A shares of the Stein Roe Growth Stock Fund. Because these Class A shares are subject to a higher 12b-1 fee, Class K shareholders of the Liberty Growth Stock Fund are entitled to a separate vote on the Acquisition. Accordingly, the votes of Class K shareholders on the Acquisition will be counted both (1) together with the votes of Class A shareholders of the Liberty Growth Stock Fund, to determine whether the Acquisition can proceed, and (2) separately, to determine whether Class K shareholders of the Liberty Growth Stock Fund will, after the Acquisition, remain Class A shareholders of the Stein Roe Growth Stock Fund or will instead receive cash equal to the total net asset value of their Class K shares. If Class K shareholders approve the Acquisition, and the shareholders of the Liberty Growth Stock Fund as a whole approve the Acquisition of the Liberty Growth Stock Fund, the Acquisition, subject to the terms of the Agreement and Plan of Reorganization, will take place as described in this Prospectus/Proxy Statement. If Class K shareholders of the Liberty Growth Stock Fund do not approve its Acquisition, but the shareholders of the Liberty Growth Stock Fund as a whole approve the Acquisition, the Acquisition will proceed as described above, except that the Liberty Growth Stock Fund will instruct the Stein Roe Growth Stock Fund to redeem the Class A shares of the Stein Roe Growth Stock Fund distributed to the Class K shareholders of the Liberty Growth Stock Fund (other than Class K shareholders who have instructed the transfer agent of the Stein Roe Growth Stock Fund that they wish to remain Class A shareholders of that Fund). As a result, Class K shareholders of the Liberty Growth Stock Fund who do not give instructions otherwise will receive cash equal to the total net asset value of their Class K shares. For more information, please see the section "Information Applicable to Class K Shareholders of the Liberty Growth Stock Fund."

Please note that the Trustees of the Investment Trust have approved the liquidation of the Focus Fund in the event that its shareholders do not approve the Acquisition.

2.    WHY ARE THE ACQUISITIONS BEING PROPOSED?

The Trustees of each of the Investment Trust and the Advisor Trust recommend approval of the Acquisitions because they offer shareholders of the Acquired Funds an investment in a larger fund with lower operating expenses as a percentage of fund assets (based on expense rations as of December 31, 2001), except for Class K shareholders of the Liberty Growth Stock Fund. In reviewing the Acquisitions, the Trustees also considered the following matters.

      For the Focus Fund,

            - that, because the Focus Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce

                  Fund expenses, the Trustees of the Investment Trust have approved the liquidation of the Focus Fund in the event that its shareholders do not approve the Acquisition;

            - the investment goal and strategies of the Stein Roe Growth Stock Fund are generally similar to those of the Focus Fund; and

            - the Acquisition is expected to be tax-free for shareholders of the Focus Fund who choose to remain shareholders of the Stein Roe Growth Stock Fund, while liquidation would be a realization event for tax purposes.

      For the Liberty Growth Stock Fund,

            - the investment goal and strategies of the Stein Roe Growth Stock Fund are identical to those of the Liberty Growth Stock Fund;

            - 12b-1 fees, and the total fees and expenses, payable by Class K shareholders of the Liberty Growth Stock Fund are expected to increase, based on expense ratios as of December 31, 2001, if the Class K shareholders approve the Acquisition of the Liberty Growth Stock Fund; and

            - the Acquisition is expected to be tax-free for shareholders of the Focus Fund who choose to remain shareholders of the Stein Roe Growth Stock Fund.

Please review "Reasons for the Acquisition" in Proposal 1 and Proposal 2 of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

SHAREHOLDERS OF THE FOCUS FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF THE FOCUS FUND ARE GENERALLY SIMILAR TO THOSE OF THE STEIN ROE GROWTH STOCK FUND, THERE MAY BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. FIRST, THE FOCUS FUND HAS A RELATIVELY SMALL NUMBER OF HOLDINGS (APPROXIMATELY [____] AS OF [DATE]) WHEREAS THE COMBINED FUND WILL HAVE A LARGER NUMBER OF HOLDINGS (APPROXIMATELY [____] AS OF [DATE]). SECOND, THE INVESTMENT ADVISOR OF THE COMBINED FUND GENERALLY WILL SEEK TO MANAGE THE COMBINED FUND IN ACCORDANCE WITH THE GUIDELINES ESTABLISHED BY MORNINGSTAR, INC. ("MORNINGSTAR") FOR A "LARGE GROWTH" FUND, INSTEAD OF A "LARGE BLEND" FUND. FOCUS FUND SHAREHOLDERS SHOULD REFER TO THEIR FUND'S PROSPECTUS FOR MORE INFORMATION ON THE MORNINGSTAR CATEGORIES. PLEASE SEE THE ANSWER TO QUESTION 4 BELOW FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?

The following tables allow you to compare the sales charges and management fees and expenses of the Focus Fund, the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisitions. The shareholder fees presented below for the Stein Roe Growth Stock Fund apply both before and after giving effect to the Acquisitions. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses incurred by each of the Focus Fund, the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund for its last fiscal year (ended September 30, 2001) (for Class A, B and C shares of the Stein Roe Growth Stock Fund, expenses shown are estimates based on the expenses of Class S shares of the Stein Roe Growth Stock Fund for its last fiscal year) and those expected to be incurred by the combined fund, assuming both Acquisitions are consummated and giving effect thereto, on a pro forma basis (based on pro forma combined net assets as of December 31, 2001).* In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for each possible scenario in which the Stein Roe Growth Stock Fund acquires one, but not the other, Acquired Fund.

Shareholders of the Acquired Funds will not pay additional sales charges as a result of the Acquisitions, although contingent deferred sales charges will continue to apply.

--------
* Assumes that Class K shareholders of the Liberty Growth Stock Fund approve the Acquisition. If Class K shareholders were not to approve the Acquisition, it would have no material effect on the pro forma information presented below.

BASED ON EXPENSE RATIOS AS OF DECEMBER 31, 2001, NET EXPENSES (EXPENSES REDUCED BY THE VOLUNTARY WAIVERS DESCRIBED IN FOOTNOTES 15 AND 16 TO THE ANNUAL FUND OPERATING EXPENSES TABLE BELOW) OF EACH CLASS OF SHARES OF THE STEIN ROE GROWTH STOCK FUND ARE EXPECTED TO BE LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES (EXCEPT FOR CLASS K SHARES, AS NOTED ABOVE) OF THE LIBERTY GROWTH STOCK FUND.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                FOCUS FUND               LIBERTY GROWTH STOCK FUND(1)
                                                                ----------               -------------------------
                                                          CLASS A(1)   CLASS S(4)   CLASS A   CLASS B   CLASS C   CLASS K

Maximum sales charge (load) on purchases (%)                 5.75        0.00       5.75       0.00      0.00      0.00
     (as a percentage of the offering price)
-------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)      1.00(2)     0.00       1.00(2)    5.00      1.00      0.00
     (as a percentage of the lesser of purchase price
      or redemption price)
-------------------------------------------------------------------------------------------------------------------------
Redemption fee (%)                                             (3)         (4)        (3)        (3)       (3)       (3)
     (as a percentage of amount redeemed, if applicable)

                                                                STEIN ROE GROWTH STOCK FUND(1)(5)
                                                                ---------------------------
                                                          CLASS A     CLASS B    CLASS C     CLASS Z

Maximum sales charge (load) on purchases (%)                5.75       0.00        0.00       0.00
     (as a percentage of the offering price)
-------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)     1.00(2)    5.00        1.00       0.00
     (as a percentage of the lesser of purchase price
      or redemption price)
-------------------------------------------------------------------------------------------------------------------------
Redemption fee (%)                                             (3)       (3)         (3)        (4)
     (as a percentage of amount redeemed, if
     applicable)

----------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(3)   There is a $7.50 charge for wiring sale proceeds to your bank.

(4) A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance. There is a $7 charge for wiring redemption proceeds to your bank.

(5) The Stein Roe Growth Stock Fund is offering new classes of shares, Class A, Class B and Class C shares, in connection with the Acquisitions. The existing shares of the Stein Roe Growth Stock Fund will be redesignated as Class Z shares at the time of the Acquisition and the shareholder fees for such shares as set forth in the table will be the fees that apply to Class Z shares after their redesignation.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                   FOCUS FUND(6)            LIBERTY GROWTH STOCK FUND(7)
                                                   ----------               -------------------------
                                                 CLASS A     CLASS S    CLASS A    CLASS B     CLASS C   CLASS K
Management fee (%)                                0.90        0.90      0.69         0.69        0.69      0.69
----------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (8)(%)      0.35(9)     0.00      0.35(10)     1.00        1.00      0.25
----------------------------------------------------------------------------------------------------------------
Other expenses (%)                                0.58        0.58      0.41         0.41        0.41      0.41
----------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)          1.83(9)     1.48      1.45(10)     2.10        2.10      1.35

                                                       STEIN ROE GROWTH STOCK FUND(13)
                                                       ---------------------------
                                                     CLASS A   CLASS B   CLASS C   CLASS S
Management fee (11) (%)                               0.69      0.69      0.69      0.69
----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (14) (%)        0.35      1.00      1.00      0.00
----------------------------------------------------------------------------------------
Other expenses (12) (%)                               0.26      0.26      0.26      0.26
----------------------------------------------------------------------------------------
Total annual fund operating expenses (%)              1.30      1.95      1.95      0.95

                                          STEIN ROE GROWTH STOCK FUND (PRO FORMA COMBINED) (13)
                                          ------------------------------------------------
                                                CLASS A    CLASS B   CLASS C    CLASS Z
Management fee (%)                               0.68      0.68       0.68      0.68
-----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (14)(%)    0.35(15)  1.00       1.00      0.00
-----------------------------------------------------------------------------------------------
Other expenses (12) (%)                          0.45      0.45       0.45      0.28(16)
-----------------------------------------------------------------------------------------------
Total annual fund operating expenses  (%)        1.48      2.13       2.13      0.96(16)

----------
(6) The Focus Fund paid a management fee of 0.75% and an administration fee of 0.15%.

(7) SR&F Growth Stock Portfolio (the "Master Fund"), in which the Liberty Growth Stock Fund invests all of its assets as part of a master fund/feeder fund structure, paid a management fee of 0.55% and the Liberty Growth Stock Fund paid an administrative fee of 0.14%.

(8) The Focus Fund and the Liberty Growth Stock Fund have adopted plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A, Class B, Class C and Class K shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares, 0.75% for each of Class B and Class C shares, and 0.25% for Class K shares. Distribution and service fees are paid out of the assets of these classes.

(9) The Focus Fund's distributor has agreed to waive a portion of the 12b-1 fee for Class A shares of the Focus Fund. If this waiver were reflected in the table, the 12b-1 fee for Class A shares would be 0.25% and the total annual fund operating expenses for Class A shares would be 1.73%.

(10) The Liberty Growth Stock Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares of the Liberty Growth Stock Fund. If this waiver were reflected in the table, the 12b-1 fee for Class A shares would be 0.30% and the total annual fund operating expenses for Class A shares would be 1.40%. This arrangement may be modified or terminated by the distributor at any time.

(11) The Master Fund, in which the Stein Roe Growth Stock Fund invests all of its assets as part of a master fund/feeder fund structure, paid a management fee of 0.55% and the Stein Roe Growth Stock Fund paid an administrative fee of 0.14%.

(12) "Other expenses" for Class A, Class B and Class C shares of the Stein Roe Growth Stock Fund are estimated based on the actual expenses of the existing shares of the Stein Roe Growth Stock Fund.

(13) The Stein Roe Growth Stock Fund is offering new classes of shares, Class A, Class B and Class C shares, in connection with the Acquisitions. The existing shares of the Stein Roe Growth Stock Fund will be redesignated as Class Z shares at the time of the Acquisition.

(14) The Stein Roe Growth Stock Fund has adopted a plan under Rule 12b-1 to permit it to pay the Fund's distributor marketing and other fees to support the sale and distribution of its newly created Class A, B and C shares and certain services provided to shareholders by their financial advisors. The annual service fee will equal up to 0.25% for each of Class A, B and C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and C shares. Distribution and service fees will be paid out of the assets of these classes.

(15) The Stein Roe Growth Stock Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If this waiver were reflected in the table, the 12b-1 fee for Class A shares would be 0.30% and the total annual fund operating expenses for Class A shares would be 1.43%. This arrangement may be modified or terminated by the distributor at any time.

(16) The Stein Roe Growth Stock Fund's advisor has indicated that it will voluntarily waive a portion of the transfer agency fees for Class Z shares of the Stein Roe Growth Stock Fund following the Acquisitions so that transfer agency expenses for Class Z shares will not exceed 0.05%. If this waiver were reflected in the table, other expenses would be 0.23% and total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would be 0.91%. This arrangement may be modified or terminated by the advisor at any time.

Whether one or both Acquisitions occur will affect the total Annual Fund Operating Expenses of the Stein Roe Growth Stock Fund on a pro forma combined basis after the Acquisitions. The tables below present the pro forma combined total Annual Fund Operating Expenses assuming in each case that only one Acquired Fund approves the Acquisition. In each case, "other expenses" for Class A, B and C shares of the Stein Roe Growth Stock Fund have been estimated based on the annual operating expenses of the existing shares of the Stein Roe Growth Stock Fund.

If only the Acquisition of the Focus Fund were to occur, the total Annual Fund Operating Expenses of the Stein Roe Growth Stock Fund on a pro forma combined basis would be as follows:

                                                 STEIN ROE GROWTH STOCK FUND
                                                    (PRO FORMA COMBINED)
                                                    --------------------

                                                   CLASS A         CLASS Z

Management fee (%)                                  0.73            0.73
----------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)           0.35            0.00
----------------------------------------------------------------------------
Other expenses (%)                                  0.21            0.25
----------------------------------------------------------------------------
Total annual fund operating expenses (%)            1.29            0.98

If only the Acquisition of the Liberty Growth Stock Fund were to occur, the total Annual Fund Operating Expenses of the Stein Roe Growth Stock Fund on a pro forma combined basis would be as follows:

                                                       STEIN ROE GROWTH STOCK FUND (PRO FORMA COMBINED)
                                                       ------------------------------------------------
                                                  CLASS A          CLASS B         CLASS C         CLASS Z
Management fee (%)                                 0.69             0.69            0.69            0.69
-----------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)          0.35             1.00            1.00            0.00
-----------------------------------------------------------------------------------------------------------
Other expenses (%)                                 0.44             0.44            0.44            0.26
-----------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)           1.48             2.13            2.13            0.95

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in either the Focus Fund or the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

            -     $10,000 initial investment

            -     5% total return for each year

            -     Each Fund's operating expenses remain the same

            -     Reinvestment of all dividends and distributions

            -     Class B shares convert to Class A shares after eight years

                                                 1 YEAR           3 YEARS           5 YEARS         10 YEARS
FOCUS FUND
Class A                                           $750            $1,117            $1,508           $2,599
Class S                                            151               468               808            1,768

LIBERTY GROWTH STOCK FUND
Class A                                           $714            $1,007            $1,372           $2,210
Class B:  did not sell your shares                 213               658             1,129            2,265
          sold all your shares
               at end of period                    713               958             1,329            2,265
Class C:  did not sell your shares                 213               658             1,129            2,431
          sold all your shares
               at end of period                    313               658             1,129            2,431
Class K                                            137               428               739            1,624

STEIN ROE GROWTH STOCK FUND
Class A                                           $700              $963            $1,247           $2,053
Class B:  did not sell your shares                 198               612             1,052            2,107
          sold all your shares
               at end of period                    698               912             1,252            2,107
Class C:  did not sell your shares                 198               612             1,052            2,275
          sold all your shares
               at end of period                    298               612             1,052            2,275
Stein Roe Growth Stock Fund Shares                  97               303               525            1,166

STEIN ROE GROWTH STOCK FUND
(pro forma combined)*
Class A                                           $717            $1,016            $1,336           $2,242
Class B: did not sell your shares                  216               667             1,144            2,297
         sold all your shares
              at end of period                     716               967             1,344            2,297
Class C: did not sell your shares                  216               667             1,144            2,462
         sold all your shares
              at end of period                     316               667             1,144            2,462
Class Z                                             98               306               531            1,178

* Assumes that Class K shareholders of the Liberty Growth Stock Fund approve its Acquisition. If Class K shareholders were not to approve the Acquisition, it would have no material effect on the pro forma combined Example Expenses presented above and below.

The pro forma combined Example Expenses detailed above assume that both Acquisitions occur. The tables below present the pro forma combined Example Expenses assuming in each case that only one Acquired Fund approves the Acquisition.

If only the Acquisition of the Focus Fund were to occur, the Example Expenses of the Stein Roe Growth Stock Fund on a pro forma combined basis would be as follows:

                STEIN ROE GROWTH STOCK FUND (PRO FORMA COMBINED)

                                                1 YEAR           3 YEARS          5 YEARS          10 YEARS
Class A                                          $699              $960           $1,242            $2,042
Class Z                                           100               312              542             1,201

If only the Acquisition of the Liberty Growth Stock Fund were to occur, the Example Expenses of the Stein Roe Growth fund on a pro forma combined basis would be as follows:

                STEIN ROE GROWTH STOCK FUND (PRO FORMA COMBINED)

                                                1 YEAR           3 YEARS          5 YEARS          10 YEARS
Class A                                          $717             $1,016            $1,336          $2,242
Class B:  did not sell your shares                216                667             1,144           2,297
         sold all your shares at
         end of period                            716                967             1,344           2,297
Class C:  did not sell your shares                216                667             1,144           2,462
         sold all your shares at
         end of period                            316                667             1,144           2,462
Class Z                                            97                303               525           1,166

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Liberty Growth Stock Fund and the Master Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Stein Roe Growth Stock Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FOCUS FUND, LIBERTY GROWTH STOCK FUND AND STEIN ROE GROWTH STOCK FUND COMPARE?

This table shows the investment goal and principal investment strategies of each Fund.

                  FOCUS FUND                  LIBERTY GROWTH STOCK FUND            STEIN ROE GROWTH STOCK FUND
     -----------------------------------------------------------------------------------------------------------
     INVESTMENT GOAL:  The Focus Fund        INVESTMENT GOAL:  The Liberty         INVESTOR GOAL:  The Stein Roe
     seeks long-term growth.                 Growth Stock Fund seeks long-term     Growth Stock Fund seeks
                                             growth.                               long-term growth
     -----------------------------------------------------------------------------------------------------------

     PRINCIPAL INVESTMENT STRATEGIES:        PRINCIPAL INVESTMENT STRATEGIES:      PRINCIPAL INVESTMENT STRATEGIES:
     The Focus Fund seeks to achieve its     The Liberty Growth Stock Fund         The Stein Roe Growth Stock Fund
     goal as follows:                        seeks to achieve its goal by          seeks to achieve its goal by
                                             investing all of its investable       investing all of its investable
     -    Invests primarily in a             assets in the Master Fund.  The       assets in the Master Fund.  The
          limited number of large            Master Fund invests its assets as     Master Fund invests its assets
          capitalization companies           follows:                              as follows:
          (greater than or equal to $5.0
          billion) that the portfolio        -    Primarily in the common          -    Primarily in the common
          manager believes have                   stocks of large                       stocks of large
          above-average growth potential.         capitalization companies              capitalization companies
                                                  (greater than or equal to             (greater than or equal to
     -    Primarily holds between                 $5.0 billion).                        $5.0 billion).
          15-25 common stocks.
                                            -     Emphasizes the                   -    Emphasizes the
     -    May invest up to 25% of                 technology, financial                 technology, financial
          its assets in foreign stocks.           services, health care and             services, health care and
                                                  global consumer franchise             global consumer franchise
     -    Is managed in accordance                sectors.                              sectors.
          with Morningstar's guidelines
          for "Large Blend" funds.           -    The Master Fund may              -    The Master Fund may
                                                  invest up to 25% of its               invest up to 25% of its
                                                  assets in foreign stocks.             assets in foreign stocks.

                                             -    Is managed in accordance         -    Is managed in
                                                  with Morningstar's                    accordance with
                                                  guidelines for "Large                 Morningstar's guidelines
                                                  Growth" funds.                        for "Large Growth" funds.

The Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund invest all of their respective assets in the SR&F Growth Stock Portfolio (the "Master Fund") and, accordingly, share identical investment goals, strategies and policies. The following compares the investment strategies of the Focus Fund and the Stein Roe Growth Stock Fund:

            - Although not a principal investment strategy, the Focus Fund may invest a portion of its assets in equity securities offered during a company's initial public offering (an "IPO"). The Stein Roe Growth Stock Fund does not have such an investment strategy.

            - Unlike the Stein Roe Growth Stock Fund, which is a diversified fund, the Focus Fund is non-diversified and may invest an unlimited percentage of its assets in the securities of any one issuer.

            - The advisor of the Focus Fund generally seeks to manage the Focus Fund in accordance with guidelines established by Morningstar for "Large Blend" funds, whereas the advisor of the Stein Roe Growth Stock Fund generally seeks, and after the Acquisitions will seek, to manage the Stein Roe Growth Stock Fund in accordance with guidelines established by Morningstar for "Large Growth" funds.

            - The Stein Roe Growth Stock Fund (through the Master Fund) invests its assets with particular emphasis on the technology, financial services, health care and global consumer franchise sectors, whereas the Focus Fund does not emphasize investments in any particular economic sectors.

The investment policies of the Focus Fund and the Stein Roe Growth Stock Fund are generally similar, except that the Focus Fund may invest up to 35% of its assets in debt securities, and does not expect to invest more than 5% of its assets in debt securities that are related below investment grade. The Stein Roe Growth Stock Fund has no such investment policy.

The Master Fund is advised by Stein Roe & Farnham Incorporated ("Stein Roe") and invests in a diversified portfolio of securities. This arrangement is known as a "master-feeder" structure. As of April 17, 2002, the Liberty Growth Stock Fund owned approximately a [___]% interest in the Master Fund and the Stein Roe Growth Stock Fund owned approximately a [___]% interest in the Master Fund. If Proposal 2 is approved (regardless of whether Proposal 1 is approved), or if Proposal 2 is not approved but Proposal 1 is approved, prior to the Acquisition, the Master Fund is expected to distribute all of its assets to the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund in exchange for their respective interests in the Master Fund in complete liquidation of the Master Fund. As a result, immediately before the Acquisitions (or Acquisition), each of the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund will cease to operate under a "master-feeder" structure.

For a complete list of the Funds' investment policies, see the Statement of Additional Information of each Fund.

5. WHAT CLASS OF STEIN ROE GROWTH STOCK FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION RELATING TO YOUR ACQUIRED FUND OCCURS?

If you own Class A shares of the Focus Fund or Class A, B or C shares of the Liberty Growth Stock Fund, you will receive shares of the same class in the Stein Roe Growth Stock Fund. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs") upon redemption and, in the case of Class B shares, will convert to Class A shares at the same time, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares. Please see Appendix F for more information regarding Class A, B and C shares of the Stein Roe Growth Stock Fund.

If you own Class S shares of the Focus Fund, you will receive Class Z shares of the Stein Roe Growth Stock Fund. The Stein Roe Growth Stock Fund will redesignate its shares as Class Z shares at the time of the Acquisitions. Class Z shares of the Stein Roe Growth Stock Fund will have no sales charges or 12b-1 fees. As a Class Z shareholder, you will have the same distribution, purchase and redemption procedures as your current shares, but you will have different exchange rights. In general, Class Z shares of the Stein Roe Growth Stock Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix F. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Stein Roe Growth Stock Fund. Please see Appendix F for more information regarding Class Z shares of the Stein Roe Growth Stock Fund.

If you own Class K shares of the Liberty Growth Stock Fund, the Class K shareholders approve its Acquisition and the Acquisition occurs, you will receive Class A shares of the Stein Roe Growth Stock Fund. Stein Roe Growth Stock Fund Class A shares will have a higher 12b-1 fee than your current Class K shares. Neither the initial sales charge nor the CDSC will apply to the Stein Roe Growth Stock Fund Class A shares you receive in connection with the Acquisition, but they will apply to any purchases of Stein Roe Growth Stock Fund Class A shares by you after consummation of the Acquisition. Class A shares will have the same distribution, purchase and redemption procedures as your current shares. Please see Appendix F for more information regarding Class A shares of the Stein Roe Growth Stock Fund.

For more information on the characteristics of the Stein Roe Growth Stock Fund shares you will receive in comparison to the shares you currently own, please see the section "Shares You Will Receive" in the Proposal applicable to your Acquired Fund.

6.    WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

The Acquisitions are expected to be tax-free to you for federal income tax purposes. This means that neither you nor your Acquired Fund is expected to recognize a gain or loss as a result of the Acquisitions.

Immediately prior to the Acquisitions, each Acquired Fund will declare and pay a distribution of all realized capital gains to its shareholders.

The cost basis and holding period of your Focus Fund or Liberty Growth Stock Fund shares are expected to carry over to your new shares in the Stein Roe Growth Stock Fund.

The Stein Roe Growth Stock Fund has unrealized gains ([27.2]% of net asset value as of [December 31, 2001]), some or all of which could be realized and distributed to shareholders, including you. In addition, the Stein Roe Growth Stock Fund's ability to carry forward the pre-Acquisition losses of your Acquired Fund and use them to offset future gains of the Stein Roe Growth Stock Fund will be limited. In certain circumstances, you may pay more taxes, or pay taxes sooner, than if the Acquisitions did not occur.

                                   PROPOSAL 1
                     ACQUISITION OF THE STEIN ROE FOCUS FUND
                       BY THE STEIN ROE GROWTH STOCK FUND

THE PROPOSAL

            If you are a shareholder of the Focus Fund, you are being asked to approve the Agreement and Plan of Reorganization dated [April ___], 2002, among the Investment Trust on behalf of the Focus Fund, the Investment Trust on behalf of the Stein Roe Growth Stock Fund, and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Focus Fund by the Stein Roe Growth Stock Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

      What are the principal investment risks of the Stein Roe Growth Stock Fund, and how do they compare with those of the Focus Fund?

            The Stein Roe Growth Stock Fund is subject to market risk, management risk, equity risk, sector risk and the risks associated with growth stocks and foreign securities, which, aside from sector risk, are the risks to which the Focus Fund is subject. The principal risks associated with each Fund are generally similar because the Focus Fund and the Stein Roe Growth Stock Fund have generally similar investment goals and strategies. For more information about the principal investment risks of the Stein Roe Growth Stock Fund, please see the enclosed Prospectus of the Stein Roe Growth Stock Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

            SHAREHOLDERS OF THE FOCUS FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF THE FOCUS FUND ARE GENERALLY SIMILAR TO THOSE OF THE STEIN ROE GROWTH STOCK FUND, THERE MAY BE SOME DIFFERENCES IN THE INVESTMENT STYLE OF THE COMBINED FUND. FIRST, THE FOCUS FUND HAS A RELATIVELY SMALL NUMBER OF HOLDINGS (APPROXIMATELY [___] AS OF [DATE]) WHEREAS THE COMBINED FUND WILL HAVE A LARGER NUMBER OF HOLDINGS (APPROXIMATELY [___] AS OF [DATE]). SECOND, THE INVESTMENT ADVISOR OF THE COMBINED FUND GENERALLY WILL SEEK TO MANAGE THE COMBINED FUND IN ACCORDANCE WITH THE GUIDELINES ESTABLISHED BY MORNINGSTAR, INC. ("MORNINGSTAR") FOR A "LARGE GROWTH" FUND, INSTEAD OF A "LARGE BLEND" FUND. FOCUS FUND SHAREHOLDERS SHOULD REFER TO THEIR FUND'S PROSPECTUS FOR MORE INFORMATION ON THE MORNINGSTAR CATEGORIES. PLEASE SEE THE ANSWER TO QUESTION 4 ABOVE UNDER "QUESTIONS AND ANSWERS" FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

INFORMATION ABOUT THE ACQUISITION

            Please see the section "Information Applicable to Proposals 1 and 2" of this combined Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition and information regarding the federal income tax consequences of the Acquisitions.

      Shares You Will Receive

            If the Acquisition occurs and you own Class A shares of the Focus Fund, you will receive Class A shares of the Stein Roe Growth Stock Fund. If you own Class S shares of the Focus Fund, you will receive Class Z shares of the Stein Roe Growth Stock Fund. Please see Appendix F for more information on Class A and Class Z shares of the Stein Roe Growth Stock Fund. In comparison to the Focus Fund shares you currently own, the shares you receive in exchange for such shares will have the following characteristics:

            - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

            - Your Stein Roe Growth Stock Fund shares will bear the same sales charges, redemption fees and CDSCs as your current shares, but for purposes of determining the CDSC applicable to any redemption, if applicable, the new shares will continue to age from the date you purchased your Focus Fund shares.

            - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

            - If you own Class A shares of the Focus Fund, you will have the same exchange options as you currently have.

            - Shareholders of new Class Z shares will have different exchange rights. Whereas Class S shares of the Focus Fund could be exchanged only for shares of certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc. at net asset value.

            - In general, Class Z shares of the Stein Roe Growth Stock Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix F. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Stein Roe Growth Stock Fund. Please see Appendix F for more information on Class Z shares of the Stein Roe Growth Stock Fund.

            - You will have the same voting rights as you currently have, but as a shareholder of the Stein Roe Growth Stock Fund.

            Information concerning the capitalization of each of the Funds is contained in Appendix D.

      Reasons for the Acquisition

            The Trustees of the Investment Trust, including all Trustees who are not "interested persons" of the Investment Trust, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

            The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the indirect parent of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

            In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002 and March 13, 2002, the following reasons for the Focus Fund to enter into the Acquisition:

            - The Acquisition is expected to create a larger fund with an investment goal and strategies generally similar to those of the Focus Fund and with lower operating expenses as a percentage of fund assets.

            - That, because the Focus Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees should approve (and they have subsequently approved) the liquidation of the Focus Fund in the event that its shareholders do not approve the Acquisition.

            - The Acquisition is intended to permit the Focus Fund's shareholders to exchange their investment for an investment in the Stein Roe Growth Stock Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Focus Fund shareholder were to redeem his or her shares to invest in another fund, like the Stein Roe Growth Stock Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Focus Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Focus Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Stein Roe Growth Stock Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

            The Trustees considered that shareholders of the Focus Fund, who do not want to become shareholders of the Stein Roe Growth Stock Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Focus Fund prior to the Acquisition.

            In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Stein Roe Growth Stock Fund will achieve any particular level of performance after the Acquisition.

      Performance Information

            The charts below show the percentage gain or loss in each calendar year since the Focus Fund commenced operations and for the Stein Roe Growth Stock Fund's 10-year period ending December 31, 2001, for Class S shares of the Focus Fund and the existing shares of the Stein Roe Growth Stock Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

            Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                                   Focus Fund

                                 1999                   2000                   2001
--------------------------------------------------------------------------------------
        40.00%
--------------------------------------------------------------------------------------
                                37.99%
--------------------------------------------------------------------------------------
        20.00%
--------------------------------------------------------------------------------------
         0.00%
--------------------------------------------------------------------------------------
                                                       -4.54%
--------------------------------------------------------------------------------------
       -20.00%
--------------------------------------------------------------------------------------
                                                                              -26.51%
--------------------------------------------------------------------------------------
       -40.00%
--------------------------------------------------------------------------------------

The Fund's year-to-date total return through March 31, 2002, was [____]%.

For period shown in bar chart:

Best quarter: 4th quarter 1999, +21.00%
Worst quarter: 3rd quarter 2001, -25.32%

                           STEIN ROE GROWTH STOCK FUND

             1992      1993      1994     1995      1996      1997      1998      1999      2000      2001
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
   40.00%
-------------------------------------------------------------------------------------------------------------
                                          35.63%    20.94%    31.62%    25.54%    36.61%
-------------------------------------------------------------------------------------------------------------
   20.00%
-------------------------------------------------------------------------------------------------------------
             8.24%     2.84%
-------------------------------------------------------------------------------------------------------------
    0.00%
-------------------------------------------------------------------------------------------------------------
                                 -3.78%                                                    -11.34%
-------------------------------------------------------------------------------------------------------------
  -20.00%
-------------------------------------------------------------------------------------------------------------
                                                                                                     -23.94%
-------------------------------------------------------------------------------------------------------------
  -40.00%
-------------------------------------------------------------------------------------------------------------

The Fund's year-to-date total return through March 31, 2002, was [____]%.

For period shown in bar chart:

Best quarter: 4th quarter 1999, +25.35%
Worst quarter: 3rd quarter 2001, -20.06%

            The following tables list the Focus Fund's average annual total return for its Class A and S shares for the one-year and life-of-the-fund periods ending December 31, 2001 (including applicable sales charges), and the Stein Roe Growth Stock Fund's average annual total return for its existing shares for the one-year, five-year and ten-year periods ending December 31, 2001. These tables are intended to provide you with some indication of the risks of investing in these Funds. At the bottom of each table, you can compare these Funds' performance with a broad-based market index.

            After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FOCUS FUND (17) (18)

                                                   INCEPTION                     LIFE OF THE
                                                     DATE           1 YEAR          FUND
Class A (%)                                         7/31/00
     Return Before Taxes                                            -30.76          -1.73
     Return After Taxes on Distributions                            -30.76          -3.66
     Return After Taxes on Distributions and                        -18.73          -2.04
       Sale of Fund Shares
---------------------------------------------------------------------------------------------
Class S (%)                                         6/26/98
     Return Before Taxes                                            -26.51           0.00%
     Return After Taxes on Distributions                            -26.51          -1.96%
     Return After Taxes on Distributions and                        -16.15          -0.68%
       Sale of Fund Shares
---------------------------------------------------------------------------------------------
S&P 500 Index (%)                                     N/A           -11.88           1.65 (19)

(17) The Focus Fund's returns are compared to the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization common stocks. Unlike the Focus Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the Focus Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(18) Class A is a newer class of shares. Its performance information includes returns of the Focus Fund's Class S shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class S share returns are not restated to reflect any differences in expenses (such as sales charges or 12b-1 fees) between Class S shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class S shares were initially offered on June 26, 1998, and Class A shares were initially offered on July 31, 2000.

(19)  Performance information is from June 30, 1998.

STEIN ROE GROWTH STOCK FUND (20) (21)

                                                    1 YEAR        5 YEARS        10 YEARS

Stein Roe Growth Stock Fund Shares (%)
     Return Before Taxes                             -23.94         8.77          10.34
     Return After Taxes on Distributions             -23.94         7.49           8.36
     Return After Taxes on Distributions and         -14.58         7.44           8.14
       Sale of Fund Shares
------------------------------------------------------------------------------------------
S&P 500 Index (%)                                    -11.88        10.70          12.93

(20)  The Stein Roe Growth Stock Fund's returns are compared to the S&P
      500 Index, an unmanaged index that tracks the performance of 500 widely held large-capitalization common stocks. Unlike the Stein Roe Growth Stock Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the Stein Roe Growth Stock Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(21) Class A, B, and C shares of the Stein Roe Growth Stock Fund, which were not in existence as of December 31, 2001, are not included in the table. The existing shares of the Stein Roe Growth Stock Fund will be redesignated as Class Z shares at the time of the Acquisitions.

THE TRUSTEES OF THE LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

      Required Vote for Proposal 1

            Approval of the Agreement and Plan of Reorganization dated [April ___], 2002, among the Investment Trust on behalf of the Focus Fund, the Investment Trust on behalf of the Stein Roe Growth Stock Fund, and Columbia will require the affirmative vote of a majority of the shares of the Focus Fund voted. A vote of the shareholders of the Stein Roe Growth Stock Fund is not needed to approve the Acquisition.

            Although the Trustees are proposing that Stein Roe Growth Stock Fund acquire each of the Acquired Funds, the acquisition of one Acquired Fund is not conditioned upon the acquisition of the other Acquired Fund. Accordingly, if Focus Fund shareholders approve the acquisition of the Focus Fund, but the Liberty Growth Stock Fund shareholders do not approve the acquisition of the Liberty Growth Stock Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Acquisition proposed in this Proposal 1 will take place as described in this Prospectus/Proxy Statement.

                                   PROPOSAL 2
                  ACQUISITION OF THE LIBERTY GROWTH STOCK FUND
                       BY THE STEIN ROE GROWTH STOCK FUND

THE PROPOSAL

            If you are a shareholder of the Liberty Growth Stock Fund, you are being asked to approve the Agreement and Plan of Reorganization dated [April ___], 2002, among the Advisor Trust on behalf of the Liberty Growth Stock Fund, the Investment Trust on behalf of the Stein Roe Growth Stock Fund, and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Liberty Growth Fund by the Stein Roe Growth Stock Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

      What are the principal investment risks of the Stein Roe Growth Stock Fund, and how do they compare with those of the Liberty Growth Stock Fund?

            The Stein Roe Growth Stock Fund is subject to market risk, management risk, equity risk, sector risk and the risks associated with growth stocks and foreign securities, which are the same risks to which the Liberty Growth Stock Fund is subject. The principal risks associated with each Fund are the same because the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund have identical investment goals and strategies and they both invest in the Master Fund. For more information about the principal investment risks of the Stein Roe Growth Stock Fund, please see the enclosed Prospectus of the Stein Roe Growth Stock Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

            Please see the section "Information Applicable to Proposals 1 and 2" of this combined Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition and information regarding the federal income tax consequences of the Acquisitions.

      Shares You Will Receive

            If the Acquisition occurs and you own Class A, B or C shares of the Liberty Growth Stock Fund, you will receive shares in the Stein Roe Growth Stock Fund of the same class as the shares that you currently own. Please see Appendix F for more information on Class A, B and C shares of the Stein Roe Growth Stock Fund. In comparison to the Liberty Growth Stock Fund shares you currently own, the shares you receive in exchange for such shares will have the following characteristics:

            - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

            - Your Stein Roe Growth Stock Fund shares will bear the same sales charges, redemption fees and CDSCs as your current shares, but for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Liberty Growth Stock Fund shares.

            - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

            -     You will have the same exchange options as you currently have.

            - You will have the same voting rights as you currently have, but as a shareholder of the Stein Roe Growth Stock Fund of the Investment Trust.

            If you own Class K shares of the Liberty Growth Stock Fund, the Class K shareholders approve its Acquisition and the Acquisition occurs, you will receive Class A shares of the Stein Roe Growth Stock Fund.+ Please see Appendix F for more information on Class A shares of the Stein Roe Growth Stock Fund. In comparison to the Class K shares you currently own, the shares you receive in exchange for such shares will have the following characteristics:

            - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

            - Stein Roe Growth Stock Fund Class A shares are subject to an initial sales charge, redemption fees and a CDSC. Neither the initial sales charge nor the CDSC will apply to the shares you receive in connection with the Acquisition, but they will apply to any purchases of Stein Roe Growth Stock Fund Class A shares by you after consummation of the Acquisition.

            - Stein Roe Growth Stock Fund Class A shares have a higher 12b-1 fee than your current Liberty Growth Stock Fund Class K shares. Your Class K shares are currently subject to a 12b-1 fee of 0.25%. As a Class A shareholder of the Stein Roe Growth Stock Fund, you will have a 12b-1 fee of 0.30% (giving effect to the voluntary waiver by the Stein Roe Growth Stock Fund's distributor of 0.05% of the 12b-1 fees applicable to Class A shares of the Stein Roe Growth Stock Fund).

            - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

            - You may exchange your shares for other Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value.

            - You will have the same voting rights as you currently have, but as a shareholder of the Stein Roe Growth Stock Fund of the Investment Trust.

            Information concerning the capitalization of each of the Funds is contained in Appendix D.

Reasons for the Acquisition

            The Trustees of the Advisor Trust, who are also the Trustees of the Investment Trust, including all Trustees who are not "interested persons" of the Advisor Trust, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization a form of which is attached as Appendix B to this Prospectus/Proxy Statement.

            The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the indirect parent of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

            In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002 and March 13, 2002, the following reasons for the Liberty Growth Stock Fund to enter into the
Acquisition:

----------
+ If the Acquisition occurs and the Class K shareholders have not approved the Acquisition, the Acquisition will proceed as described above, except that the Liberty Growth Stock Fund will instruct the Stein Roe Growth Stock Fund to redeem the Class A shares of the Stein Roe Growth Stock Fund distributed to the Class K shareholders of the Liberty Growth Stock Fund (except for Class K shareholders who have instructed the transfer agent of the Stein Roe Growth Stock Fund that they wish to remain Class A shareholders of that Fund). As a result, Class K shareholders of the Liberty Growth Stock Fund will receive cash equal to the total net asset value of their Class K shares. See "Information Applicable to Class K Shareholders of the Liberty Growth Stock Fund."

            - The Acquisition is expected to create a larger fund with an investment goal and strategies identical to those of the Liberty Growth Stock Fund, and with lower operating expenses as a percentage of fund assets (based on expense ratios as of December 31, 2001), except for Class K shareholders.

            - The Acquisition is intended to permit the Liberty Growth Stock Fund's shareholders to exchange their investment for an investment in the Stein Roe Growth Stock Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Liberty Growth Stock Fund shareholder were to redeem his or her shares to invest in another fund, like the Stein Roe Growth Stock Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Liberty Growth Stock Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Liberty Growth Stock Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Stein Roe Growth Stock Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

            The Trustees considered that shareholders of the Liberty Growth Stock Fund who do not want to become shareholders of the Stein Roe Growth Stock Fund, could redeem their shares in the Liberty Growth Stock Fund prior to the Acquisition.

            In addition, the Trustees considered the relative Fund performance results which are set forth below under "Performance Information." No assurance can be given that the Stein Roe Growth Stock Fund will achieve any particular level of performance after the Acquisition.

      Performance Information

        The charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2001, for Class K shares of the Liberty Growth Stock Fund (and for the Master Fund prior to the Liberty Growth Stock Fund's inception) and for the existing shares of the Stein Roe Growth Stock Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). You should note that Class K shares bear higher expenses than the existing shares of the Stein Roe Growth Stock Fund; if the Stein Roe Growth Stock Fund shares had been subject to 12b-1 fees (like Class K shares), the performance shown would have been lower. Returns would also be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

            Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                         LIBERTY GROWTH STOCK FUND (22)

             1992      1993      1994     1995      1996      1997      1998      1999     2000       2001
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  40.00%
--------------------------------------------------------------------------------------------------------------
                                          35.30%              32.85%              35.48%
--------------------------------------------------------------------------------------------------------------
  30.00%
--------------------------------------------------------------------------------------------------------------
                                                    20.62%              24.39%
--------------------------------------------------------------------------------------------------------------
  20.00%
--------------------------------------------------------------------------------------------------------------
  10.00%
--------------------------------------------------------------------------------------------------------------
             7.87%     2.67%
--------------------------------------------------------------------------------------------------------------
   0.00%
--------------------------------------------------------------------------------------------------------------
                                 -4.06%
--------------------------------------------------------------------------------------------------------------
 -10.00%
--------------------------------------------------------------------------------------------------------------
                                                                                          -11.63%
--------------------------------------------------------------------------------------------------------------
 -20.00%
--------------------------------------------------------------------------------------------------------------
                                                                                                     -24.24%
--------------------------------------------------------------------------------------------------------------
 -30.00%
--------------------------------------------------------------------------------------------------------------


The Fund's year-to-date total return through March 31, 2002, was [____]%.

For period shown in bar chart:

Best quarter: 4th quarter 1999, +25.05%
Worst quarter: 3rd quarter 2001, -20.29%

(22) The calendar-year total return for 1997 shows the performance of the Master Fund through February 13, 1997 and the performance of the Liberty Growth Stock Fund's Class K shares from February 14, 1997, through October 14, 1997. The calendar-year total returns for 1998, 1999, 2000 and 2001 show the performance of Class K shares. For years prior to 1997, performance shown is that of the Master Fund, restated to reflect 12b-1 fees and other expenses of the Liberty Growth Stock Fund.

                           STEIN ROE GROWTH STOCK FUND

             1992      1993      1994     1995      1996      1997      1998      1999     2000       2001
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  40.00%
--------------------------------------------------------------------------------------------------------------
                                          35.63%    20.94%    31.62%    25.54%    36.61%
--------------------------------------------------------------------------------------------------------------
  20.00%
--------------------------------------------------------------------------------------------------------------
             8.24%     2.84%
--------------------------------------------------------------------------------------------------------------
   0.00%
--------------------------------------------------------------------------------------------------------------
                                 -3.78%                                                    -11.34%
--------------------------------------------------------------------------------------------------------------
 -20.00%
--------------------------------------------------------------------------------------------------------------
                                                                                                     -23.94%
--------------------------------------------------------------------------------------------------------------
 -40.00%
--------------------------------------------------------------------------------------------------------------

The Fund's year-to-date total return through March 31, 2002, was [____]%.

For period shown in bar chart:

Best quarter: 4th quarter 1999, +25.35%
Worst quarter: 3rd quarter 2001, -20.06%

            The following tables list the average annual total return for the one-year, five-year and ten-year periods ending December 31, 2001 (including applicable sales charges), for Class A, B, C and K shares of the Liberty Growth Stock Fund and the existing shares of the Stein Roe Growth Stock Fund. These tables are intended to provide you with some indication of the risks of investing in these Funds. At the bottom of each table, you can compare these Funds' performance with a broad-based market index.

            After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

LIBERTY GROWTH STOCK FUND (23)

                                                   1 YEAR         5 YEARS        10 YEARS
Class A (%) (24)
     Return Before Taxes                           -28.63           7.25           9.40
     Return After Taxes on Distributions           -28.63           7.20           7.58
     Return After Taxes on Distributions and       -17.43           5.97           6.75
       Sale of Fund Shares
-------------------------------------------------------------------------------------------
Class B (%) (24)
     Return Before Taxes                           -28.55           7.47           9.27
     Return After Taxes on Distributions           -28.55           7.42           7.45
     Return After Taxes on Distributions and       -17.39           6.15           6.66
       Sale of Fund Shares
-------------------------------------------------------------------------------------------
Class C (%) (24)
     Return Before Taxes                           -25.52           7.75           9.26
     Return After Taxes on Distributions           -25.52           7.70           7.44
     Return After Taxes on Distributions and       -15.54           6.39           6.65
       Sale of Fund Shares
-------------------------------------------------------------------------------------------
Class K (%) (25)
     Return Before Taxes                           -24.24           8.43          10.02
     Return After Taxes on Distributions           -24.24           8.38           8.19
     Return After Taxes on Distributions and       -14.76           6.96           7.30
       Sale of Fund Shares
-------------------------------------------------------------------------------------------
S&P 500 Index (%)                                   -11.88         10.70          12.93

(23) The Liberty Growth Stock Fund's returns are compared to the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization common stocks. Unlike the Liberty Growth Stock Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the Liberty Growth Stock Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(24) Class A, Class B and Class C are newer classes of shares. Their performance includes returns of the Master Fund through February 13, 1997, the performance of the Liberty Growth Stock Fund's Class K shares from February 14, 1997, through October 14, 1997, and the performance of Class A, Class B and Class C shares, as applicable, from October 15, 1997 through December 31, 1997. For calendar years 1998, 1999, 2000 and 2001, performance shown is that of Class A, Class B and Class C, as applicable. For years prior to 1997, performance shown is that of the Master Fund, restated to reflect 12b-1 fees and other expenses of the Liberty Growth Stock Fund.

(25) The total return for Class K shares, the oldest class of shares, of the Liberty Growth Stock Fund, for calendar year 1997 shows the performance of the Master Fund through February 13, 1997 and the performance of the Liberty Growth Stock Fund's Class K shares from February 14, 1997, through December 31, 1997. The calendar-year total returns for 1998, 1999, 2000 and 2001 show the performance of Class K shares. For years prior to 1997, performance shown is that of the Master Fund, restated to reflect 12b-1 fees and other expenses of the Liberty Growth Stock Fund.

STEIN ROE GROWTH STOCK FUND (26) (27)

                                                    1 YEAR        5 YEARS        10 YEARS
Stein Roe Growth Stock Fund Shares (%)
     Return Before Taxes                            -23.94          8.77          10.34
     Return After Taxes on Distributions            -23.94          7.49           8.36
     Return After Taxes on Distributions and        -14.58          7.44           8.14
       Sale of Fund Shares
------------------------------------------------------------------------------------------
S&P 500 Index (%)                                   -11.88         10.70          12.93

(26)  The Stein Roe Growth Stock Fund's returns are compared to the S&P
      500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization common stocks. Unlike the Stein Roe Growth Stock Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the Stein Roe Growth Stock Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(27) Class A, B, and C shares of the Stein Roe Growth Stock Fund, which were not in existence as of December 31, 2001, are not included in the table. The existing shares of the Stein Roe Growth Stock Fund will be redesignated as Class Z shares at the time of the Acquisitions.

THE TRUSTEES OF THE LIBERTY-STEIN ROE ADVISOR TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

      Required Vote for Proposal 2

            Approval of the Agreement and Plan of Reorganization dated [April ___], 2002, among the Advisor Trust on behalf of the Liberty Growth Stock Fund, the Investment Trust on behalf of the Stein Roe Growth Stock Fund, and Columbia will require the affirmative vote of a majority of the shares of the Liberty Growth Stock Fund voted. A vote of the shareholders of the Stein Roe Growth Stock Fund is not needed to approve the Acquisition.

            The votes of Class K shareholders on the Acquisition will be counted both (1) together with the votes of Class A shareholders of the Liberty Growth Stock Fund, to determine whether the Acquisition can proceed, and (2) separately, to determine whether Class K shareholders of the Liberty Growth Stock Fund will, after the Acquisition, remain Class A shareholders of the Stein Roe Growth Stock Fund or will instead receive cash equal to the total net asset value of their Class K shares. Approval of the Acquisition will require the affirmative vote of a majority of the Class K shares of the Liberty Growth Stock Fund outstanding at the record date for the Meeting. For more information, please see the section "Information Applicable to Class K Shareholders of the Liberty Growth Stock Fund." FOR CLASS K SHAREHOLDERS, A VOTE APPROVING THE AGREEMENT AND PLAN OF REORGANIZATION WILL CONSTITUTE A VOTE IN FAVOR OF THE ACQUISITION OF THE ASSETS ATTRIBUTABLE TO THE CLASS K SHAREHOLDERS BY THE STEIN ROE GROWTH STOCK FUND IN EXCHANGE FOR CLASS A SHARES OF SUCH FUND.

                   INFORMATION APPLICABLE TO PROPOSALS 1 AND 2

      General

            Although the Trustees are proposing that the Stein Roe Growth Stock Fund acquire each of the Acquired Funds, the Acquisition proposed in each Proposal is not conditioned upon the approval of the Acquisition proposed in the other Proposal. Accordingly, in the event that the shareholders of one Acquired Fund approve the Acquisition but the shareholders of the other Acquired Fund do not, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described above.

            Shareholders who object to the Acquisition of their Acquired Fund will not be entitled under Massachusetts law or the Declaration of Trust of the Advisor Trust or the Investment Trust, as applicable, to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisitions are consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisitions.

      Terms of the Agreement and Plan of Reorganization

            If approved by the shareholders of each Acquired Fund, the Acquisitions are expected to occur on or around [July ___], 2002, each under a separate Agreement and Plan of Reorganization. A form of the Agreement and Plan of Reorganization relating to the acquisition of the Focus Fund is attached as Appendix A to this combined Prospectus/Proxy Statement, and a form of the Agreement and Plan of Reorganization relating to the acquisition of the Liberty Growth Stock Fund is attached as Appendix B to this combined Prospectus/Proxy Statement. Please review Appendix A and/or Appendix B, as applicable. The following is a brief summary of the principal terms of each Agreement and Plan of Reorganization:

            - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares+ to the Stein Roe Growth Stock Fund in exchange for shares of the same class of the Stein Roe Growth Stock Fund* with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

            - The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on [July ___], 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisitions.

            - The shares of each class of the Stein Roe Growth Stock Fund received by each Acquired Fund will be distributed to each Acquired Fund's respective shareholders of the same class* pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

            - After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

----------
+ The votes of Class K shareholders on the Acquisition relating to the Liberty Growth Stock Fund will be counted both (1) together with the votes of Class A shareholders of the Liberty Growth Stock Fund, to determine whether the Acquisition can proceed, and (2) separately, to determine whether Class K shareholders of the Liberty Growth Stock Fund will, after the Acquisition, remain Class A shareholders of the Stein Roe Growth Stock Fund or will instead receive cash equal to the total net asset value of their Class K shares. See "Information Applicable to Class K Shareholders of the Liberty Growth Stock Fund."

* Class K shareholders of the Liberty Growth Stock Fund will receive Class A shares of the Stein Roe Growth Stock Fund, and Class S shareholders of the Focus Fund will receive Class Z shares of the Stein Roe Growth Stock Fund, as discussed under the section "Shares You Will Receive" in the Proposal applicable to your Acquired Fund.

            - Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of the Trustees of each Trust that is party to such Acquisition.

      Federal Income Tax Consequences

            Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Acquired Fund and the Stein Roe Growth Stock Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming each such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

            - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of either Acquisition;

            - under Section 358 of the Code, the tax basis of the Stein Roe Growth Stock Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Focus Fund or Liberty Growth Stock Fund shares exchanged therefor, as applicable;

            - under Section 1223(1) of the Code, your holding period for the Stein Roe Growth Stock Fund shares you receive will include the holding period for your Focus Fund or Liberty Growth Stock Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;

            - under Section 1032 of the Code, no gain or loss will be recognized by the Stein Roe Growth Stock Fund as a result of the relevant Acquisition;

            - under Section 362(b) of the Code, the Stein Roe Growth Stock Fund's tax basis in the assets that the Stein Roe Growth Stock Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

            - under Section 1223(2) of the Code, the Stein Roe Growth Stock Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

            Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of the relevant Fund's Trust. Neither opinion is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

            Prior to the closing of each Acquisition, the relevant Acquired Fund will, and the Stein Roe Growth Stock Fund may, distribute to their shareholders all of their respective net investment company taxable income and net realized capital gains that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

            A substantial portion of the portfolio assets of each Acquired Fund may be sold in connection with the Acquisitions. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the relevant Acquired Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the relevant Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Such distributions are more likely to occur in the case of the Liberty Growth Stock Fund (which has no capital loss carryforwards) than in the case of the Focus Fund (which has substantial capital loss carryforwards).

            Realized gains represented [0.32]% of the Stein Roe Growth Fund's net asset value per share as of [February 28, 2002]. Some or all of those gains could be distributed to all shareholders of the combined fund, including former Focus Fund or Liberty Growth Stock Fund shareholders. Such distributions would be taxable to the shareholders of the respective Funds.

            The Stein Roe Growth Stock Fund's ability to carry forward the pre-Acquisition losses of the Focus Fund (equal to approximately $[14.8] million as of [February 28, 2002]) and use them to offset future gains of the Stein Roe Growth Stock Fund will be limited. As a result of the Acquisitions, the capital loss carryforwards remaining available to the Stein Roe Growth Stock Fund will offset capital gains accruing after the Acquisition (or Acquisitions) and thus reduce distributions to a broader group of shareholders than would have been the case absent such Acquisition. Therefore, in certain circumstances, former shareholders of the Focus Fund may pay more taxes, or pay taxes sooner, than they would if the Acquisitions did not occur.

            This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

                            INFORMATION APPLICABLE TO
              CLASS K SHAREHOLDERS OF THE LIBERTY GROWTH STOCK FUND

            It is proposed that, if the Class K shareholders of the Liberty Growth Stock Fund approve the Agreement and Plan of Reorganization and the Acquisition occurs, they would receive Class A shares of the Stein Roe Growth Stock Fund. Because these Class A shares are subject to a higher 12b-1 fee, Class K shareholders of the Liberty Growth Stock Fund are entitled to a separate vote on the Acquisition. Accordingly, the votes of Class K shareholders on the Acquisition will be counted both (1) together with the votes of Class A shareholders of the Liberty Growth Stock Fund, to determine whether the Acquisition can proceed, and (2) separately, to determine whether Class K shareholders of the Liberty Growth Stock Fund will, after the Acquisition, remain Class A shareholders of the Stein Roe Growth Stock Fund or will instead receive cash equal to the total net asset value of their Class K shares. This section is intended to help you understand the different outcomes for Class K shareholders if they approve or do not approve the Acquisition.

      What happens if Class K shareholders approve the Acquisition of the Liberty Growth Stock Fund and Liberty Growth Stock Fund shareholders as a whole approve its Acquisition?

            If Class K shareholders approve the Acquisition of the Liberty Growth Stock Fund, and the shareholders of the Liberty Growth Stock Fund as a whole approve its Acquisition, the Acquisition, subject to the terms of the Agreement and Plan of Reorganization, will take place as described above and Class K shareholders will receive Class A shares of the Stein Roe Growth Stock Fund in exchange for their Class K shares. Please review Proposal 2 for more information.

      What happens if Class K shareholders approve the Acquisition of the Liberty Growth Stock Fund, but Liberty Growth Stock Fund shareholders as a whole do not approve the Acquisition?

            If the Acquisition is not approved by Liberty Growth Stock Fund shareholders as a whole, the Acquisition will not occur.

      What happens if Class K shareholders do not approve the Acquisition of the Liberty Growth Stock Fund, but Liberty Growth Stock Fund shareholders as a whole approve the Acquisition?

            If Class K shareholders of the Liberty Growth Stock Fund do not approve its Acquisition, but the shareholders of the Liberty Growth Stock Fund as a whole approve the Acquisition, the Acquisition will proceed as described above, except that the Liberty Growth Stock Fund will instruct the Stein Roe Growth Stock Fund to redeem the Class A shares of the Stein Roe Growth Stock Fund distributed to the Class K shareholders of the Liberty Growth Stock Fund (other than Class K shareholders who have instructed the transfer agent of the Stein Roe Growth Stock Fund that they wish to remain Class A shareholders of that Fund). As a result, Class K shareholders of the Liberty Growth Stock Fund who do not give instructions otherwise will receive cash equal to the total net asset value of their Class K shares. You can give instructions to the transfer agent of the Stein Roe Growth Stock Fund by calling ______________.

            In the event that Class K shareholders of the Liberty Growth Stock Fund do not approve its Acquisition, but the shareholders of the Liberty Growth Stock Fund as a whole approve the Acquisition, the Acquisition will constitute a realization event, and you may recognize a gain or loss, for federal income tax purposes. Consult your tax advisor about the tax effects for Class K shareholders under these circumstances.

                                     GENERAL

VOTING INFORMATION

            The Trustees of the Investment Trust and the Advisor Trust are soliciting proxies from the shareholders of the Focus Fund and the Liberty Growth Stock Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on June 28, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about [May ___], 2002.

      Information About Proxies and the Conduct of the Meeting

            Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Focus Fund or the Liberty Growth Stock Fund or by employees or agents of Columbia and its affiliated companies. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[_______].

      Voting Process

            You can vote in any one of the following ways:

            a.    By mail, by filling out and returning the enclosed proxy card;
            b. By phone or Internet (see enclosed proxy insert for instructions); or
            c.    In person at the Meeting.

            Shareholders who owned shares on the record date, April 17, 2002, are entitled to vote at the Meeting. Shareholders of the Focus Fund are entitled to cast one vote for each share owned on the record date. If you are a Liberty Growth Stock Fund shareholder, for each share that you hold, you are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. For example, a share having a net asset value of $10.50 determined at the close of business on the record date would be entitled to 10.5 votes. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

            Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisitions to be borne by the Focus Fund, the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund are approximately $51,789, $214,264 and $0, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of one or both of the Acquired Funds do not approve the Agreement and Plan of Reorganization or one or both of the Acquisitions do not close for any reason, Columbia will bear the costs of that Acquisition which would otherwise have been borne by one or both of the Acquired Funds and the Stein Roe Growth Stock Fund.

            Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the applicable Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of your Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

            Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of each of the Focus Fund and the Liberty Growth Stock Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the respective Acquired Funds at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any Proposal, these shares will have the same effect as if they cast votes against the applicable Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

            Advisor's and Underwriter's Addresses. The address of each Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

            Outstanding Shares and Significant Shareholders. Appendix C to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 17, 2002, for each class of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

            Adjournments; Other Business. If either Acquired Fund has not received enough votes by the time of the Meeting to approve its Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal. They will vote against any such adjournment any proxy that directs them to vote against the relevant Proposal. They will not vote any proxy that directs them to abstain from voting on the relevant Proposal.

            The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is Proposals 1 and 2. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the relevant Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

            Shareholder Proposals at Future Meetings. Neither the Advisor Trust nor the Investment Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of any Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of the Advisor Trust or the Investment Trust, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                         RELATING TO THE ACQUISITION OF
                                 THE FOCUS FUND

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [April   ], 2002, is
by and among the Liberty-Stein Roe Funds Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of Liberty Focus Fund Class A and Stein Roe Focus Fund Class S (together, the "Acquired Fund"), a series of the Trust, Liberty-Stein Roe Funds Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of the Stein Roe Growth Stock Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation

         Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on                , 2002, or on such other
         date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for Stein Roe Growth Stock Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since September 30, 2001;

        (g) Since September 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")), by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since September 30, 2001;

        (h) Since September 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares*, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

---------------

*Class S shares of the Acquiring Fund will be redesignated Class Z shares on the Closing Date.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (f) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, seventy-five percent (75%) of such expenses shall be borne by the Trust, on behalf of the Acquired Fund, and twenty-five percent (25%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, one hundred percent (100%) of such expenses shall be borne by Columbia. The foregoing sentence shall be subject, however, to any undertaking by Columbia to Liberty Funds Trust I, II, III, IV, V, VI, VII and IX (or any of their series) (collectively, the "Liberty Trusts") to limit the aggregate expenses (other than fees paid to governmental authorities for the registration or qualification of shares of the Liberty Trusts) of the transactions contemplated by this Agreement and other transactions involving the Liberty Trusts.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

        If the transactions contemplated by this Agreement have not been
        substantially completed by             , 2002, this Agreement shall
        automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
    NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY-STEIN ROE FUNDS
                                          INVESTMENT TRUST
                                          on behalf of Liberty Focus Fund Class
                                          A and
                                          Stein Roe Focus Fund Class S

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

---------------------------------------------

Name:
---------------------------------------------

Title:
---------------------------------------------

                                          LIBERTY-STEIN ROE FUNDS
                                          INVESTMENT TRUST
                                          on behalf of Stein Roe
                                          Growth Stock Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                         RELATING TO THE ACQUISITION OF
                          THE LIBERTY GROWTH STOCK FUND

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization dated as of [April
               ], 2002, is by and among the Liberty-Stein Roe Advisor Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated July 31, 1996, as amended, on behalf of the Liberty Growth Stock Fund (the "Acquired Fund"), a series of the Trust, Liberty-Stein Roe Funds Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of the Stein Roe Growth Stock Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     If the reorganization is approved by the Class A and Class K shareholders of the Acquired Fund voting together as a single class and by Class K shareholders of the Acquired Fund voting separately as a single class (such approval by Class K shareholders of the Acquired Fund referred to herein as "Class K Shareholder Approval"), the reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares and Class C shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     If the reorganization is approved by the Class A and Class K shareholders of the Acquired Fund voting together as a single class but not by Class K shareholders of the Acquired Fund voting separately as a single class, the reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution, in liquidation of the Acquired Fund, of such Acquisition Shares to the shareholders of the Acquired Fund and, in the case of such Acquisition Shares distributed to Class K shareholders of the Acquired Fund that have not instructed the Acquiring Fund's transfer agent otherwise, the redemption for cash of such Acquisition Shares, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing"); provided, however, if the Acquired Fund has not obtained Class K Shareholder Approval, the Acquiring Fund shall redeem those Acquisition Shares distributed to Class K shareholders of the Acquired Fund that have not instructed the transfer agent of the Acquiring Fund otherwise.

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. If the Acquired Fund has not obtained Class K Shareholder Approval immediately prior to the close of regular trading on the New York Stock Exchange on the Valuation Date, it will instruct the Acquiring Fund to redeem the Acquisition Shares to be received by its Class K, except for Acquisition Shares to be received by such Class K shareholders as shall have instructed the Acquired Fund's transfer agent that they wish to retain such Acquisition Shares.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its Class A, Class B, Class C and Class K shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to the applicable open accounts on the share records of the Acquiring Fund in the names of the applicable Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on             , 2002, or on such other date
         as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for Stein Roe Growth Stock Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since September 30, 2001;

        (g) Since September 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since September 30, 2001;

        (h) Since September 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares*, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

---------------

*Class S shares of the Acquiring Fund will be redesignated Class Z shares on the Closing Date.

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B and Class C shares of beneficial interest in the Acquiring Fund, as applicable, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund to be transferred pursuant to this Agreement and held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (f) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Trust, on behalf of the Acquired Fund, and fifty percent (50%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, one hundred percent (100%) of such expenses shall be borne by Columbia. The foregoing sentence shall be subject, however, to any undertaking by Columbia to Liberty Funds Trust I, II, III, IV, V, VI, VII and IX (or any of their series) (collectively, the "Liberty Trusts") to limit the aggregate expenses (other than fees paid to governmental authorities for the registration or qualification of shares of the Liberty Trusts) of the transactions contemplated by this Agreement and other transactions involving the Liberty Trusts.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

        If the transactions contemplated by this Agreement have not been
        substantially completed by             , 2002, this Agreement shall
        automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty-Stein Roe Advisor Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary, or to Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY-STEIN ROE ADVISOR TRUST
                                          on behalf of Liberty Growth Stock Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          LIBERTY-STEIN ROE FUNDS
                                          INVESTMENT TRUST
                                          on behalf of Stein Roe Growth Stock
                                          Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                                                      APPENDIX C

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE FOCUS FUND AND THE LIBERTY GROWTH STOCK FUND

            For each class of each Acquired Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of April 17, 2002, was as follows:

                                                                                          NUMBER OF SHARES
                                                                                          OUTSTANDING AND
FUND                                                                        CLASS         ENTITLED TO VOTE
----                                                                        -----         ----------------

FOCUS FUND..........................................................          A
                                                                              S

LIBERTY GROWTH STOCK FUND...........................................          A
                                                                              B
                                                                              C
                                                                              K


OWNERSHIP OF SHARES

            As of April 17, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and of each Trust as a whole. As of April 17, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                                     NUMBER OF       PERCENTAGE OF
                                                                                    OUTSTANDING       OUTSTANDING
                                                                                     SHARES OF      SHARES OF CLASS
FUND AND CLASS                           NAME AND ADDRESS OF SHAREHOLDER            CLASS OWNED          OWNED
--------------                           -------------------------------            -----------     ---------------

FOCUS FUND

    Class A..................

    Class S..................

LIBERTY GROWTH STOCK FUND

    Class A..................

    Class B..................

    Class C..................

    Class K..................

STEIN ROE GROWTH STOCK FUND

    Class S..................

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

         As of April 17, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Stein Roe Growth Stock Fund upon consummation of the Acquisition:

                                                                                                 PERCENTAGE OF
                                                                                             OUTSTANDING SHARES OF
                                                                                                CLASS OWNED UPON
                                                                                                CONSUMMATION OF
FUND AND CLASS                                  NAME AND ADDRESS OF SHAREHOLDER                   ACQUISITION
--------------                                  -------------------------------                   -----------

FOCUS FUND

    Class A.....................

    Class S.....................

LIBERTY GROWTH STOCK FUND

    Class A.....................

    Class B.....................

    Class C.....................

    Class K.....................

STEIN ROE GROWTH STOCK FUND

    Class S.....................

                                                                      APPENDIX D

                                 CAPITALIZATION

            The following table shows on an unaudited basis the capitalization of each of the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of both Acquired Funds by the Stein Roe Growth Stock Fund at net asset value as of that date.

                                                                                                         STEIN ROE GROWTH
                                                                                                            STOCK FUND
                                            LIBERTY GROWTH    STEIN ROE GROWTH        PRO FORMA              PRO FORMA
                            FOCUS FUND        STOCK FUND         STOCK FUND          ADJUSTMENTS         COMBINED (1)(2)(3)
                            ----------        ----------         ----------          -----------         ------------------
Class A
Net asset value.........    $      653      $127,108,495                           $ 2,396,118(4)(5)      $129,505,266(5)
Shares outstanding......            85        10,453,431                            (5,981,649)(5)           4,471,867(5)
Net asset value per
share...................    $     7.72      $      12.16                                                  $      28.96

Class B
Net asset value.........                    $503,403,355                           $  (158,348) (4)       $503,245,007
Shares outstanding......                      42,709,883                           (25,332,638)             17,377,245
Net asset value per                         $      11.79                                                  $      28.96
share...................

Class C
Net asset value.........                    $ 48,218,076                           $   (15,167) (4)       $ 48,202,909
Shares outstanding......                       4,094,734                            (2,430,269)              1,664,465
Net asset value per                         $      11.78                                                  $      28.96
share...................

Class K
Net asset value.........                    $  2,436,868                           $(2,436,868) (4)(6)
Shares outstanding......                         200,020                              (200,020) (6)
Net asset value per                         $     12.18
share...................

Class S
Net asset value.........   $38,169,481                         $517,402,216      $(555,571,697)(7)


Shares outstanding......     4,934,959                           17,865,585        (22,800,544)(7)
Net asset value per        $      7.73                         $      28.96
share...................

Class Z
Net asset value.........                                                           $555,519,909(4)(8)     $555,519,909(8)
Shares outstanding......                                                             19,181,804(8)          19,181,804(8)
Net asset value per                                                                                       $      28.96
share...................

----------
(1) Assumes the Acquisitions were consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Growth Stock Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Growth Stock Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Stein Roe Growth Stock Fund on February 28, 2002. As of February 28, 2002, there were no Class A, Class B, Class C or Class Z shares of the Stein Roe Growth Stock Fund outstanding. Class A shares of the Focus Fund will be exchanged for new Class A shares of the Stein Roe Growth Stock Fund and Class S shares of the Focus Fund will be exchanged for new Class Z shares of the Stein Roe Growth Stock Fund upon consummation of the Acquisitions. Class A, Class B, Class C and Class K shares of the Liberty Growth Stock Fund will be exchanged for new Class A, Class B, Class C and Class A shares, respectively, of the Stein Roe Growth Stock Fund upon consummation of the Acquisitions.

(3) Assumes Class K shareholders of the Liberty Growth Stock Fund approve its Acquisition. If Class K shareholders were not to approve the Acquisition, the net asset value, number of shares outstanding and net asset value per share for Class A shares of the Stein Roe Growth Stock Fund, on a pro forma combined basis, would be $127,149,898, 4,387,721 and $28.96, respectively.

(4) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $51,789, $214,264 and $0 to be borne by the Focus Fund, the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund, respectively.

(5) Includes net asset value attributable to, and shares outstanding of, the Class K shares of the Liberty Growth Stock Fund.

(6) Class K shareholders of the Liberty Growth Stock Fund will receive Class A shares of the Stein Roe Growth Stock Fund on the date of the Acquisitions.

(7) The existing shares of the Stein Roe Growth Stock Fund will be redesignated as Class Z shares at the time of the Acquisitions. Class S shareholders of the Focus Fund will receive Class Z shares of the Stein Roe Growth Stock Fund on the date of the Acquisition.

(8) Includes net asset value attributable to, and shares outstanding of, the existing shares of the Stein Roe Growth Stock Fund and the Class S shares of the Focus Fund.

                              CAPITALIZATION

            The following table shows on an unaudited basis the capitalization of the Focus Fund and the Stein Roe Growth Stock Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Focus Fund, but not the Liberty Growth Stock Fund, by the Stein Roe Growth Stock Fund at net asset value as of that date.

                                                                                                     STEIN ROE GROWTH
                                                      STEIN ROE GROWTH                                STOCK FUND PRO
                                     FOCUS FUND          STOCK FUND        PRO FORMA ADJUSTMENTS    FORMA COMBINED (1)(2)
                                     ----------          ----------        ---------------------    ---------------------

Class A
Net asset value..............     $         653                            $            (1)(3)        $          652
Shares outstanding...........                85                                        (62)                      [23]
Net asset value per share....     $        7.72                                                       $        28.96

Class S
Net asset value..............     $  38,169,481       $ 517,402,216        $  (555,571,697)(4)
Shares outstanding...........         4,934,959          17,865,585            (22,800,544)(4)
Net asset value per share....     $        7.73       $       28.96

Class Z
Net asset value..............                                              $  [555,519,909](3)(5)     $ [555,519,909](5)
Shares outstanding...........                                                  [19,181,804](5)           [19,181,804](5)
Net asset value per share....                                                                          $        28.96

----------
(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Growth Stock Fund will be received by the shareholders of the Focus Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Growth Stock Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Stein Roe Growth Stock Fund on February 28, 2002. As of February 28, 2002, there were no Class A shares of the Stein Roe Growth Stock Fund outstanding. Class A shares of the Focus Fund will be exchanged for new Class A shares of the Stein Roe Growth Stock Fund and Class S shares of the Focus Fund will be exchanged for new Class Z shares of the Stein Roe Growth Stock Fund upon consummation of the Acquisition.

(3) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $51,789 and $0 to be borne by the Focus Fund and the Stein Roe Growth Stock Fund, respectively.

(4) The existing shares of the Stein Roe Growth Stock Fund will be redesignated as Class Z shares at the time of the Acquisition. Class S shareholders of the Focus Fund will receive Class Z shares of the Stein Roe Growth Stock Fund on the date of the Acquisition.

(5) Includes net asset value attributable to, and shares outstanding of, the existing shares of the Stein Roe Growth Stock Fund and the Class S shares of the Focus Fund.

                                 CAPITALIZATION

            The following table shows on an unaudited basis the capitalization of the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Liberty Growth Stock Fund, but not the Focus Fund, by the Stein Roe Growth Stock Fund at net asset value as of that date.


                                                                                            STEIN ROE GROWTH
                                      LIBERTY         STEIN ROE                                STOCK FUND
                                    GROWTH STOCK     GROWTH STOCK         PRO FORMA            PRO FORMA
                                        FUND             FUND            ADJUSTMENTS        COMBINED (1)(2)(3)
                                        ----             ----            -----------        ------------------
Class A
Net asset value..............       $127,108,495                     $  [2,396,119](4)(5)     $[129,504,614](5)
Shares outstanding...........         10,453,431                        (5,981,587)              [4,471,844](5)
Net asset value per share....       $      12.16                                              $       28.96

Class B
Net asset value..............       $503,403,355                     $    (158,348)(4)        $[503,245,007]
Shares outstanding...........         42,709,883                       (25,332,638)             [17,377,245]
Net asset value per share....       $      11.79                                              $       28.96

Class C
Net asset value..............       $ 48,218,076                     $     (15,167)(4)        $ [48,202,909]
Shares outstanding...........          4,094,734                        (2,430,269)              [1,664,465]
Net asset value per share....       $      11.78                                              $       28.96

Class K
Net asset value..............       $  2,436,868                     $  (2,436,868)(4)(6)
Shares outstanding...........            200,020                          (200,020)(6)
Net asset value per share....       $     12.18

Class S
Net asset value..............                       $517,402,216     $(517,402,216)(7)
Shares outstanding...........                         17,865,585       (17,865,585)(7)
Net asset value per share....                       $      28.96

Class Z
Net asset value..............                                        $[517,402,216](4)(8)     $[517,402,216](8)
Shares outstanding...........                                          [17,865,585]             [17,865,585](8)
Net asset value per share....                                                                 $       28.96

----------
(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Growth Stock Fund will be received by the shareholders of the Liberty Growth Stock Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Growth Stock Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Stein Roe Growth Stock Fund on February 28, 2002. As of February 28, 2002, there were no Class A, Class B, Class C or Class Z shares of the Stein Roe Growth Stock Fund outstanding. Class A, Class B, Class C and Class K shares of the Liberty Growth Stock Fund will be exchanged for new Class A, Class B, Class C and Class A shares, respectively, of the Stein Roe Growth Stock Fund upon consummation of the Acquisition.

(3) Assumes Class K shareholders of the Liberty Growth Stock Fund approve the Class K Exchange. If Class K shareholders were not to approve the Class K Exchange, the net asset value, number of shares outstanding and net asset value per share for Class A shares of the Stein Roe Growth Stock Fund, on a pro forma combined basis, would be $127,149,244, 4,387,698 and $28.96, respectively.

(4) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $214,264 and $0 to be borne by the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund, respectively.

(5) Includes net asset value attributable to, and shares outstanding of, the Class K shares of the Liberty Growth Stock Fund.

(6) Class K shareholders of the Liberty Growth Stock Fund will receive Class A shares of the Stein Roe Growth Stock Fund on the date of the Acquisition.

(7) The existing shares of the Stein Roe Growth Stock Fund will be redesignated as Class Z shares at the time of the Acquisition.

(8) Includes net asset value attributable to, and shares outstanding of, the existing shares of the Stein Roe Growth Stock Fund.

                                                                      APPENDIX E

       MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF DECEMBER 31, 2001
                           STEIN ROE GROWTH STOCK FUND

Special Economic Commentary

Alfred F. Kugel, Executive Vice President and Senior Investment Strategist at Stein Roe & Farnham Inc., has 48 years' investment experience.

            The September 11 terrorist strikes on the US were enormously shocking events and will likely represent a watershed moment for America and perhaps the world. Partisan wrangling over the budget and various spending programs has been set aside for a time as members of both parties fall in behind the president to combat this threat. Congress has passed a bill to provide $40 billion to fight terrorism and provide aid to victims and their families. There has been legislation to provide $15 billion to support the airline industry. In addition, further fiscal action to help shore up the economy is expected, in the form of additional spending and possibly an additional tax cut.

The Fed to the rescue

            Prior to the latest developments, the Fed was on a path of aggressive monetary stimulation. Immediately following the terrorist acts, the Federal Open Market Committee flooded (FOMC) the financial system with liquidity to offset the surge in the float (unprocessed checks) caused by transportation disruptions around the country. Additionally, the Fed announced its eighth, ninth and tenth rate cuts of the year on September 17, October 2 and November 6. The central banks of the other G-7 nations have taken action to encourage monetary stimulation, so the effort has been essentially worldwide.

The stock market reacts

            The outlook for the economy and corporate profits has become considerably more clouded in light of recent events. In the first week after trading resumed on the New York Stock Exchange, the S&P 500 Index fell by 12%--its worst one-week decline in over 60 years. Fortunately, the situation has stabilized and although the market remains volatile, it has recovered to near pre-attack levels.

            However, there is certainly no indication that a new bull market is imminent. Bad news about the earnings prospects of specific companies and about the economy in general is expected over the next few months. However, we believe the economic and financial situation is fundamentally sound, and the massive doses of monetary and fiscal stimulation are expected to lead to better times in 2002. Most importantly, consumers need to get back to "business as usual."

Falling into recession

            The US has been narrowly skirting a recession all year, with good consumption growth just barely offsetting the slump in manufacturing. The psychological impact of the terrorist strikes here at home has adversely affected the desire and willingness of consumers to spend, at least temporarily. As a result, the economy has now fallen into recession, which will likely last for the balance of the year. Based on prior crisis periods, however, this negative consumer reaction should be temporary, and we look for consumption and economic activity to improve early in 2002. In fact, the upward momentum in the economy next year may be somewhat more vigorous than expected previously, although we will be starting from a more depressed level. However, there will likely be several factors in play--the extent of new cutbacks in employment, the possibility of additional terrorist actions against the US and the successes of our campaign against terrorist cells--none of which are really predictable at this time.

The opinions expressed are those of the contributor and are subject to change.

            Because economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well

Please visit steinroe.com for Alfred F. Kugel's monthly market commentary.

Average annual total return (%) Period ended September 30, 2001

                                                          1 year           5year          10-year
----------------------------------------------------------------------------------------------------
Stein Roe Growth Stock Fund                               -43.48            7.66            10.66
----------------------------------------------------------------------------------------------------
S&P 500 Index                                             -26.61           10.23            12.69
----------------------------------------------------------------------------------------------------
Morningstar(R) Large Growth Category                      -43.79            5.82             9.57
----------------------------------------------------------------------------------------------------

Past performance does not guarantee future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale.

(C)2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

INVESTMENT COMPARISONS

Value of a $10,000 Investment, September 30, 1991 to September 30, 2001


Stein Roe
Growth Stock Fund // 30
September 2001

  Stein Roe Growth                           S & P 500 Index                                       Morningstar Large
     Stock Fund                                                                                    Growth Category
     ---------------------------------       -----------------------------------        --------------------------------
    10/1/91              $10,000.00            10/1/91               $10,000.00          10/1/91             $10,000.00
   10/31/91      2.28%   $10,228.00           10/31/91      1.34%    $10,134.00         10/31/91      2.21%  $10,220.70
   11/30/91     -1.51%   $10,073.56           11/30/91     -4.03%     $9,725.60         11/30/91     -3.54%   $9,859.30
   12/31/91     13.20%   $11,403.27           12/31/91     11.43%    $10,837.24         12/31/91     12.73%  $11,113.89
    1/31/92     -2.84%   $11,079.41            1/31/92     -1.86%    $10,635.66          1/31/92     -0.16%  $11,096.00
    2/29/92      0.96%   $11,185.78            2/29/92      1.29%    $10,772.86          2/29/92      0.90%  $11,195.97
    3/31/92     -2.44%   $10,912.84            3/31/92     -1.95%    $10,562.79          3/31/92     -3.52%  $10,801.87
    4/30/92     -0.98%   $10,805.90            4/30/92      2.95%    $10,874.39          4/30/92     -1.28%  $10,663.39
    5/31/92      1.93%   $11,014.45            5/31/92      0.49%    $10,927.68          5/31/92      0.98%  $10,767.79
    6/30/92     -2.57%   $10,731.38            6/30/92     -1.49%    $10,764.86          6/30/92     -3.26%  $10,416.65
    7/31/92      4.36%   $11,199.27            7/31/92      4.09%    $11,205.14          7/31/92      3.71%  $10,803.01
    8/31/92      0.33%   $11,236.23            8/31/92     -2.05%    $10,975.43          8/31/92     -2.24%  $10,560.80
    9/30/92      1.78%   $11,436.23            9/30/92      1.17%    $11,103.85          9/30/92      1.74%  $10,744.67
   10/31/92      2.72%   $11,747.30           10/31/92      0.35%    $11,142.71         10/31/92      2.67%  $11,031.55
   11/30/92      4.54%   $12,280.62           11/30/92      3.41%    $11,522.68         11/30/92      5.38%  $11,624.94
   12/31/92      0.50%   $12,342.03           12/31/92      1.23%    $11,664.41         12/31/92      1.79%  $11,833.02
    1/31/93     -1.02%   $12,216.14            1/31/93      0.84%    $11,762.39          1/31/93      1.14%  $11,968.27
    2/28/93     -3.52%   $11,786.13            2/28/93      1.37%    $11,923.53          2/28/93     -2.53%  $11,665.12
    3/31/93      2.42%   $12,071.35            3/31/93      2.11%    $12,175.12          3/31/93      3.00%  $12,015.19
    4/30/93     -5.28%   $11,433.99            4/30/93     -2.42%    $11,880.48          4/30/93     -3.56%  $11,587.69

    5/31/93      3.51%   $11,835.32            5/31/93      2.68%    $12,198.88          5/31/93      4.59%  $12,119.91
    6/30/93     -0.29%   $11,801.00            6/30/93      0.29%    $12,234.25          6/30/93      0.56%  $12,187.90
    7/31/93     -0.98%   $11,685.35            7/31/93     -0.40%    $12,185.32          7/31/93     -0.53%  $12,122.82
    8/31/93      2.85%   $12,018.38            8/31/93      3.80%    $12,648.36          8/31/93      4.49%  $12,666.89
    9/30/93      0.00%   $12,018.38            9/30/93     -0.77%    $12,550.97          9/30/93      1.73%  $12,886.03
   10/31/93      2.69%   $12,341.67           10/31/93      2.08%    $12,812.03         10/31/93      1.13%  $13,032.03
   11/30/93     -1.45%   $12,162.72           11/30/93     -0.95%    $12,690.31         11/30/93     -2.32%  $12,729.68
   12/31/93      4.35%   $12,691.80           12/31/93      1.21%    $12,843.86         12/31/93      3.12%  $13,126.34
    1/31/94      2.79%   $13,045.90            1/31/94      3.40%    $13,280.56          1/31/94      3.29%  $13,557.67
    2/28/94     -3.03%   $12,650.61            2/28/94     -2.72%    $12,919.33          2/28/94     -1.68%  $13,329.36
    3/31/94     -5.47%   $11,958.62            3/31/94     -4.36%    $12,356.04          3/31/94     -5.06%  $12,654.76
    4/30/94      0.00%   $11,958.62            4/30/94      1.28%    $12,514.20          4/30/94      0.16%  $12,674.88
    5/31/94      1.91%   $12,187.03            5/31/94      1.64%    $12,719.43          5/31/94      0.09%  $12,686.54
    6/30/94     -4.74%   $11,609.36            6/30/94     -2.45%    $12,407.81          6/30/94     -4.06%  $12,171.72
    7/31/94      2.42%   $11,890.31            7/31/94      3.28%    $12,814.78          7/31/94      2.65%  $12,493.67
    8/31/94      5.21%   $12,509.80            8/31/94      4.10%    $13,340.19          8/31/94      5.34%  $13,160.33
    9/30/94     -1.91%   $12,270.86            9/30/94     -2.45%    $13,013.35          9/30/94     -1.56%  $12,955.29
   10/31/94      1.19%   $12,416.88           10/31/94      2.25%    $13,306.15         10/31/94      2.17%  $13,236.03
   11/30/94     -2.64%   $12,089.08           11/30/94     -3.64%    $12,821.81         11/30/94     -3.78%  $12,736.24
   12/31/94      1.03%   $12,213.59           12/31/94      1.48%    $13,011.57         12/31/94      0.88%  $12,848.70
    1/31/95      1.08%   $12,345.50            1/31/95      2.59%    $13,348.57          1/31/95      0.44%  $12,905.75
    2/28/95      3.32%   $12,755.37            2/28/95      3.90%    $13,869.17          2/28/95      3.72%  $13,385.20
    3/31/95      2.69%   $13,098.49            3/31/95      2.95%    $14,278.31          3/31/95      3.01%  $13,787.82
    4/30/95      2.71%   $13,453.46            4/30/95      2.95%    $14,699.52          4/30/95      2.14%  $14,082.74
    5/31/95      2.06%   $13,730.60            5/31/95      4.00%    $15,287.50          5/31/95      3.01%  $14,506.07
    6/30/95      4.03%   $14,283.94            6/30/95      2.32%    $15,642.17          6/30/95      5.33%  $15,279.39
    7/31/95      3.67%   $14,808.17            7/31/95      3.32%    $16,161.49          7/31/95      5.52%  $16,123.42
    8/31/95      1.06%   $14,965.13            8/31/95      0.25%    $16,201.89          8/31/95      0.69%  $16,234.03
    9/30/95      5.11%   $15,729.85            9/30/95      4.22%    $16,885.61          9/30/95      3.10%  $16,737.61
   10/31/95     -0.57%   $15,640.19           10/31/95     -0.36%    $16,824.82         10/31/95     -1.13%  $16,547.97

   11/30/95      4.81%   $16,392.48           11/30/95      4.39%    $17,563.43         11/30/95      3.23%  $17,082.31
   12/31/95      1.06%   $16,566.24           12/31/95      1.93%    $17,902.41         12/31/95     -0.30%  $17,030.89
    1/31/96      2.12%   $16,917.45            1/31/96      3.40%    $18,511.09          1/31/96      2.10%  $17,389.05
    2/29/96      1.33%   $17,142.45            2/29/96      0.93%    $18,683.24          2/29/96      2.60%  $17,841.86
    3/31/96      1.20%   $17,348.16            3/31/96      0.96%    $18,862.60          3/31/96      0.36%  $17,906.45
    4/30/96      1.18%   $17,552.87            4/30/96      1.48%    $19,141.77          4/30/96      3.60%  $18,550.90
    5/31/96      4.30%   $18,307.64            5/31/96      2.58%    $19,635.63          5/31/96      2.90%  $19,087.95
    6/30/96      1.08%   $18,505.36            6/30/96      0.38%    $19,710.24          6/30/96     -1.49%  $18,803.16
    7/31/96     -6.11%   $17,374.69            7/31/96     -4.42%    $18,839.05          7/31/96     -6.53%  $17,575.87
    8/31/96      2.51%   $17,810.79            8/31/96      2.11%    $19,236.55          8/31/96      3.66%  $18,218.80
    9/30/96      6.91%   $19,041.52            9/30/96      5.63%    $20,319.57          9/30/96      6.86%  $19,468.43
   10/31/96      2.08%   $19,437.58           10/31/96      2.76%    $20,880.39         10/31/96      0.31%  $19,528.39
   11/30/96      5.51%   $20,508.59           11/30/96      7.56%    $22,458.95         11/30/96      6.04%  $20,707.12
   12/31/96     -2.30%   $20,036.89           12/31/96     -1.98%    $22,014.26         12/31/96     -2.17%  $20,257.78
    1/31/97      8.75%   $21,790.12            1/31/97      6.25%    $23,390.15          1/31/97      6.06%  $21,486.01
    2/28/97     -2.01%   $21,352.14            2/28/97      0.78%    $23,572.60          2/28/97     -2.45%  $20,959.39
    3/31/97     -6.39%   $19,987.74            3/31/97     -4.11%    $22,603.76          3/31/97     -5.22%  $19,865.10
    4/30/97      7.87%   $21,560.77            4/30/97      5.97%    $23,953.21          4/30/97      4.41%  $20,740.95
    5/31/97      6.46%   $22,953.60            5/31/97      6.09%    $25,411.96          5/31/97      7.58%  $22,312.70
    6/30/97      4.60%   $24,009.46            6/30/97      4.48%    $26,550.41          6/30/97      3.91%  $23,185.12
    7/31/97      7.72%   $25,863.00            7/31/97      7.96%    $28,663.83          7/31/97      9.50%  $25,386.55
    8/31/97     -6.66%   $24,140.52            8/31/97     -5.60%    $27,058.65          8/31/97     -3.91%  $24,394.70
    9/30/97      5.00%   $25,347.55            9/30/97      5.48%    $28,541.47          9/30/97      5.66%  $25,776.42
   10/31/97     -2.18%   $24,794.97           10/31/97     -3.34%    $27,588.18         10/31/97     -3.81%  $24,795.62
   11/30/97      2.32%   $25,370.21           11/30/97      4.63%    $28,865.51         11/30/97      1.49%  $25,165.57
   12/31/97      3.97%   $26,377.41           12/31/97      1.72%    $29,362.00         12/31/97      0.79%  $25,363.37
    1/31/98     -0.35%   $26,285.09            1/31/98      1.11%    $29,687.92          1/31/98      1.16%  $25,657.84
    2/28/98      7.18%   $28,172.36            2/28/98      7.21%    $31,828.42          2/28/98      7.88%  $27,680.19
    3/31/98      4.37%   $29,403.49            3/31/98      5.12%    $33,458.03          3/31/98      4.61%  $28,957.08
    4/30/98      1.35%   $29,800.44            4/30/98      1.01%    $33,795.96          4/30/98      1.56%  $29,408.23
    5/31/98     -1.10%   $29,472.63            5/31/98     -1.72%    $33,214.67          5/31/98     -2.89%  $28,559.51
    6/30/98      6.02%   $31,246.89            6/30/98      4.06%    $34,563.18          6/30/98      5.63%  $30,167.98
    7/31/98     -1.37%   $30,818.80            7/31/98     -1.07%    $34,193.36          7/31/98     -1.29%  $29,780.32
    8/31/98    -17.29%   $25,490.23            8/31/98    -14.46%    $29,249.00          8/31/98    -16.43%  $24,886.82
    9/30/98      4.11%   $26,537.88            9/30/98      6.41%    $31,123.86          9/30/98      7.22%  $26,683.90
   10/31/98      7.84%   $28,618.45           10/31/98      8.13%    $33,654.23         10/31/98      6.25%  $28,352.71
   11/30/98      7.40%   $30,736.22           11/30/98      6.06%    $35,693.68         11/30/98      7.01%  $30,339.67
   12/31/98      7.74%   $33,115.20           12/31/98      5.76%    $37,749.63         12/31/98     10.54%  $33,537.77
    1/31/99      8.45%   $35,913.43            1/31/99      4.18%    $39,327.57          1/31/99      6.22%  $35,623.49
    2/28/99     -2.83%   $34,897.08            2/28/99     -3.11%    $38,104.48          2/28/99     -4.36%  $34,070.66
    3/31/99      6.33%   $37,106.07            3/31/99      4.00%    $39,628.66          3/31/99      5.98%  $36,106.38
    4/30/99     -1.67%   $36,486.40            4/30/99      3.87%    $41,162.29          4/30/99      0.97%  $36,455.53
    5/31/99     -2.68%   $35,508.56            5/31/99     -2.36%    $40,190.86          5/31/99     -2.75%  $35,452.27
    6/30/99      7.41%   $38,139.75            6/30/99      5.55%    $42,421.45          6/30/99      6.96%  $37,920.82
    7/31/99     -3.19%   $36,923.09            7/31/99     -3.12%    $41,097.90          7/31/99     -2.54%  $36,958.38
    8/31/99     -1.28%   $36,450.47            8/31/99     -0.49%    $40,896.52          8/31/99      0.11%  $36,998.67
    9/30/99     -0.99%   $36,089.61            9/30/99     -2.74%    $39,775.96          9/30/99     -0.80%  $36,703.05
   10/31/99      6.17%   $38,316.34           10/31/99      6.33%    $42,293.77         10/31/99      6.84%  $39,212.80
   11/30/99      4.57%   $40,067.40           11/30/99      2.03%    $43,152.34         11/30/99      6.35%  $41,703.60
   12/31/99     12.91%   $45,240.10           12/31/99      5.89%    $45,694.01         12/31/99     12.86%  $47,066.69
    1/31/00      0.18%   $45,321.53            1/31/00     -5.02%    $43,400.17          1/31/00     -3.66%  $45,344.04
    2/29/00      9.93%   $49,821.96            2/29/00     -1.89%    $42,579.91          2/29/00      8.99%  $49,418.21
    3/31/00      5.13%   $52,377.83            3/31/00      9.78%    $46,744.22          3/31/00      3.85%  $51,318.34
    4/30/00     -4.97%   $49,774.65            4/30/00     -3.01%    $45,337.22          4/30/00     -6.47%  $47,999.07
    5/31/00     -7.70%   $45,942.00            5/31/00     -2.05%    $44,407.81          5/31/00     -6.10%  $45,071.60
    6/30/00      8.91%   $50,035.43            6/30/00      2.47%    $45,504.68          6/30/00      7.80%  $48,587.64
    7/31/00     -3.38%   $48,344.24            7/31/00     -1.56%    $44,794.81          7/31/00     -2.19%  $47,523.57
    8/31/00      9.68%   $53,023.96            8/31/00      6.21%    $47,576.57          8/31/00      9.08%  $51,840.61
    9/30/00     -8.09%   $48,734.32            9/30/00     -5.28%    $45,064.52          9/30/00     -6.17%  $48,639.97
   10/31/00     -7.79%   $44,937.92           10/31/00     -0.42%    $44,875.25         10/31/00     -5.42%  $46,004.66
   11/30/00    -13.69%   $38,785.91           11/30/00     -7.88%    $41,339.08         11/30/00    -13.57%  $39,762.75
   12/31/00      3.41%   $40,108.51           12/31/00      0.49%    $41,541.64         12/31/00      0.50%  $39,959.57
    1/31/01      3.32%   $41,440.12            1/31/01      3.55%    $43,016.37          1/31/01      2.51%  $40,962.56
    2/28/01    -12.20%   $36,384.42            2/28/01     -9.12%    $39,093.28          2/28/01    -14.50%  $35,022.58
    3/31/01     -7.45%   $33,673.78            3/31/01     -6.33%    $36,618.67          3/31/01     -9.97%  $31,529.78
    4/30/01      9.55%   $36,889.63            4/30/01      7.77%    $39,463.94          4/30/01     10.41%  $34,811.71
    5/31/01     -2.69%   $35,897.30            5/31/01      0.67%    $39,728.35          5/31/01     -1.00%  $34,462.20
    6/30/01     -4.03%   $34,450.64            6/30/01     -2.43%    $38,762.95          6/30/01     -2.54%  $33,585.83
    7/31/01     -4.88%   $32,769.45            7/31/01     -0.97%    $38,386.95          7/31/01     -3.80%  $32,310.24
    8/31/01     -7.77%   $30,223.26            8/31/01     -6.26%    $35,983.93          8/31/01     -7.98%  $29,731.56
    9/30/01     -8.91%   $27,534.08            9/30/01     -8.07%    $33,064.80          9/30/01    -10.69%  $26,552.36

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on September 30, 1991, and reinvestment of income and capital gains distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Growth Category average ("Morningstar Average"). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Sales charges are not reflected in the Morningstar Average.

Fund Commentary

Commentary from Erik P. Gustafson, Portfolio Manager of Stein Roe Growth Stock Fund

Growth stocks continued to struggle

            It has been a difficult period for growth stocks. During the past 12 months, in addition to the burst of the technology bubble, we have seen investors intensify their focus on value stocks, turning away from some of the great growth businesses. While overall market performance has been dismal, this swing by investors away from growth has been particularly painful. Overall, when comparing the performance of growth stocks within the S&P 500 Index to the performance of the index's value stocks, growth stocks declined by approximately an additional 19 percentage points during this 12-month period.1

            We see this decline reflected in the performance of the Stein Roe Growth Stock Fund. For the 12-month period that ended on September 30, 2001, the fund returned negative 43.48%. The S&P 500 Index, with its combination of growth and value stocks, returned a negative 26.61% for the same period.

Investment Objective and Strategy:

Stein Roe Growth Stock Fund seeks long-term growth by investing in the common stocks of companies with large market capitalizations, with an emphasis on the technology, financial services, health care and global franchise sectors.

Fund Inception:
July 1, 1958

Net Assets:
$551.5 million

1 The actual return for the S&P Barra Growth Index, which measures the performance of growth stocks within the S&P 500 Index, was negative 35.70%. The S&P Barra Value Index, which measures the value stocks within the S&P 500 Index, returned negative 16.89% for the same period.

A defensive strategy

            The slowdown that characterized the US economy during this 12-month period began prior to October 2000. In an effort to shore up performance in this type of economic environment, we increased our weighting in media holdings and decreased our position in utilities. Unfortunately, poor performance has been the hallmark of many companies in these sectors during this period. In the utilities sector, poor performance from our positions in Enron (2.7% of net assets) and Duke Energy (3.0% of net assets) contributed to overall weak fund performance. Throughout most of this 12-month period, we held stock in Calpine, which also contributed to the fund's weak performance. However, prior to the end of the period, we eliminated our position in this utility. Since all three companies had exposure in California, each was affected by the state's energy crisis. With the pool of advertising dollars evaporating, we have seen poor performance from our media stocks including AOL Time Warner (3.3% of net assets), AT&TCorp. - Liberty Media Group (3.8% of net assets) and EchoStar (2.8% of net assets). However, we remain committed to holding positions in this industry. We believe that as the economy recovers, these firms will see a return to positive performance. The fundamentals for these companies have not changed. In the fund's semiannual report, we discussed how we positioned the fund with a greater weighting in consumer cyclicals in anticipation of a rebound in the US economy by the fourth quarter of this year. Now that we believe this recovery may not begin until 2002, we have reevaluated the fund's weighting in the consumer cyclicals sector. We sold off the position we established during the semiannual period in the retailer, Target. We have increased our weighting in health care. During this period we established positions in Abbott Laboratories (3.3% of net assets) and Baxter International Inc. (2.4% of net assets).

            We believe both companies have good prospects for long-term growth. Under the reins of a new management team, Baxter has restructured its business. Abbott has good core businesses. Both companies are also attractive as investments because some of the products they manufacture are targeted to the 80 million baby boomers who started turning 50 in the mid-1990s.

Top 10 Equity Holdings (% of net assets)
Pfizer                                                        5.5
Philip Morris Companies                                       5.4
Citigroup                                                     4.9
General Electric                                              4.5
Johnson & Johnson                                             4.4
American International Group                                  4.4
Safeway                                                       4.0
AT&TCorp. - Liberty Media Group                               3.8
Microsoft                                                     3.7
Tyco International                                            3.6

Economic recovery is possible in 2002

Throughout this 12-month reporting period, we believed that the economy was contracting. Although we believed that some sectors might skirt a recession, we saw that the manufacturing sectors have been in recession for over a year. In the aftermath of the events of September 11th, the US economy has been in recession. Clearly, the economic indicators were signaling a recession even before the terrorist attacks. Yet as the nation recovers from the attacks of September, we are optimistic on the prospects for the US economy. Clearly, there are challenges near term. Throughout the first nine months of 2001, the Federal Reserve Board, the Bush administration and Congress took steps to stimulate our economy. Also in the first nine months of 2001, the Fed has cut its short-term interest rates by 3.5 percentage points1. Income taxes were cut in the Economic Growth and Tax Relief Reconciliation Act of 2001 -- also known as the Bush tax cut. Many taxpayers received a rebate on the income tax they paid in 2000. The fiscal and monetary stimulus being provided should aid in stimulating economic growth in the coming months.

Equity Portfolio Highlights as of 9/30/01

                                            Portfolio              S&P 500 Index
Number of holdings                                 33                        500
Dollar Weighted
Median Market
Capitalization ($m)                            80,415                     54,314

(1) On October 2, 2001, the Fed reduced its short-term rates by one half of one percentage point to 2.5%, and reduced them again to 2% on November 6.

David P. Brady is the associate portfolio manager of the Stein Roe Growth Stock Fund.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of September 30, 2001 and are subject to change. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Securities in the fund may not match those in the S&P 500 Index.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Holdings are calculated as a percentage of net assets in the SR&F Growth Stock Portfolio. Since the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain the holdings described in this report.

Asset Allocation (unaudited)(2)
Equities                                    91.8%
Cash Equivalents & Other                     8.2%

(2) Asset allocation is unaudited and is calculated as a percentage of total net assets. Since the fund is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

                                                                      APPENDIX F

              INFORMATION APPLICABLE TO STEIN ROE GROWTH STOCK FUND
                           CLASS A, B, C AND Z SHARES

INFORMATION APPLICABLE TO CLASS A, B AND C SHARES ONLY

Sales Charges

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, these sales charges may be waived, as described below.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below.

                                                                                % OF
                                                                              OFFERING
                                                AS A % OF                      PRICE
                                               THE PUBLIC       AS A %      RETAINED BY
                                                OFFERING       OF YOUR       FINANCIAL
            AMOUNT OF PURCHASE                    PRICE       INVESTMENT   ADVISOR FIRM

            Less than $50,000                     5.75           6.10          5.00
            -----------------------------------------------------------------------------
            $50,000 to less than $100,000         4.50           4.71          3.75
            -----------------------------------------------------------------------------
            $100,000 to less than $250,000        3.50           3.63          2.75
            -----------------------------------------------------------------------------
            $250,000 to less than $500,000        2.50           2.56          2.00
            -----------------------------------------------------------------------------
            $500,000 to less than $1,000,000      2.00           2.04          1.75
            -----------------------------------------------------------------------------
            $1,000,000 or more                    0.00           0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION:

           AMOUNT PURCHASED                                COMMISSION %
           First $3 million                                    1.00
           --------------------------------------------------------------
           $3 million to less than $5 million                  0.80
           --------------------------------------------------------------
           $5 million to less than $25 million                 0.50
           --------------------------------------------------------------
           $25 million or more                                 0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart above), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

                                                          % DEDUCTED WHEN
            HOLDING PERIOD AFTER PURCHASE                  SHARES ARE SOLD
            Through first year                                  5.00
            --------------------------------------------------------------
            Through second year                                 4.00
            --------------------------------------------------------------
            Through third year                                  3.00
            --------------------------------------------------------------
            Through fourth year                                 3.00
            --------------------------------------------------------------
            Through fifth year                                  2.00
            --------------------------------------------------------------
            Through sixth year                                  1.00
            --------------------------------------------------------------
            Longer than six years                               0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

                                                           % DEDUCTED WHEN
            HOLDING PERIOD AFTER PURCHASE                  SHARES ARE SOLD
            Through first year                                  3.00
            ---------------------------------------------------------------
            Through second year                                 2.00
            ---------------------------------------------------------------
            Through third year                                  1.00
            ---------------------------------------------------------------
            Longer than three years                             0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

                                                           % DEDUCTED WHEN
            HOLDING PERIOD AFTER PURCHASE                  SHARES ARE SOLD
            Through first year                                  3.00
            --------------------------------------------------------------
            Through second year                                 2.00
            --------------------------------------------------------------
            Through third year                                  1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

            YEARS AFTER PURCHASE                    % DEDUCTED WHEN SHARES ARE SOLD
            Through first year                                   1.00
            -------------------------------------------------------------------------
            Longer than one year                                 0.00

How to Exchange Shares

You may exchange your shares for shares of the Stein Roe Growth Stock Fund of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (See the Statement of Additional Information for a description of these situations).] Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

INFORMATION APPLICABLE TO CLASS Z SHARES ONLY

Only Eligible Investors may purchase Class Z shares of the Stein Roe Growth Stock Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder of a Stein Roe Fund (i) whose shares were redesignated as Class Z shares or who received Class Z shares of another fund distributed by Liberty Funds Distributor, Inc., the Stein Roe Growth Stock Fund's distributor, in exchange for his or her shares in the Stein Roe Fund in connection with a reorganization involving such Stein Roe Fund and the other fund, and (ii) who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to own shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Stein Roe Growth Stock Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-     any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Stein Roe Growth Stock Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Stein Roe Growth Stock Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

How to Exchange Shares

You may exchange Class Z shares for Class Z shares or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

INFORMATION APPLICABLE TO CLASS A, B, C AND Z SHARES

How to Buy Shares

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

INVESTMENT MINIMUMS

Initial Investment.............    $1,000
Subsequent Investments.........    $   50
Automatic Investment Plan*.....    $   50
Retirement Plans*..............    $   25

*The initial investment minimum of $1,000 is waived on these plans.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of the Fund and its shareholders.

METHOD              INSTRUCTIONS

Through your        Your financial advisor can help you establish your account
financial advisor   and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor firm must
                    receive your request prior to the close of the New York
                    Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the
                    purchase for you.
--------------------------------------------------------------------------------
By check            For new accounts send a completed application and check made
(new account)       payable to the Fund to the transfer agent, Liberty Funds
                    Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By check            For existing accounts fill out and return the additional
(existing account)  investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and
                    account number with a check made payable to the Fund to
                    Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                    02105-1722.
--------------------------------------------------------------------------------
By exchange         You or your financial advisor may acquire shares for your
                    account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money
                    market fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire             You may purchase shares by wiring money from your bank
                    account to your Fund account. To wire funds to your Fund
                    account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic       You may purchase shares by electronically transferring money
funds transfer      from your bank account to your Fund account by calling
                    1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good
                    form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
--------------------------------------------------------------------------------
Automatic           You can make monthly or quarterly investments automatically
investment plan     from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar    You can purchase shares for your account by exchanging $100
cost averaging      or more each month from another fund for shares of the same class of the Fund at no additional cost. You must have a
                    current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the
                    transfers. You may terminate your program or change the
                    amount of the exchange (subject to the $100 minimum) by
                    calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By dividend         You may automatically invest dividends distributed by
diversification     another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

How to Sell Shares

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, if applicable, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

METHOD               INSTRUCTIONS

Through your        You may call your financial advisor to place your sell
financial advisor   order. To receive the current trading day's price, your
                    financial advisor firm must receive your request prior to
                    the close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
--------------------------------------------------------------------------------
By exchange         You or your financial advisor may sell shares by exchanging from a Fund into the same share class of another fund at no additional cost. To exchange by telephone, call
                    1-800-422-3737.
--------------------------------------------------------------------------------
By telephone        You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                    You do not need to set up this feature in advance of your
                    call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------

By mail             You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                    address below. In your letter of instruction, note the
                    Fund's name, share class, account number, and the dollar
                    value or number of shares you wish to sell. All account
                    owners must sign the letter, and signatures must be
                    guaranteed by either a bank, a member firm of a national
                    stock exchange or another eligible guarantor institution.
                    Additional documentation is required for sales by
                    corporations, agents, fiduciaries, surviving joint owners
                    and individual retirement account owners. For details, call
                    1-800-345-6611. Mail your letter of instruction to Liberty
                    Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire             You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                    telephone request. Be sure to complete the appropriate
                    section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic       You may automatically sell a specified dollar amount or
withdrawal plan     percentage of your account on a monthly, quarterly or
                    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                    available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                    Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic       You may sell shares and request that the proceeds be
funds transfer      electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

Fund Policy on Trading of Fund Shares

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

Share Certificates

Share certificates are not available for Class B, C or Z shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

                     COMBINED PROSPECTUS AND PROXY STATEMENT
                                 MAY [___], 2002

              ACQUISITION OF THE ASSETS AND LIABILITIES OF EACH OF
                           LIBERTY YOUNG INVESTOR FUND
                       c/o Liberty-Stein Roe Advisor Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-338-2550

                                       AND

                          LIBERTY GROWTH INVESTOR FUND
  (INCLUDING CLASSES A, B, C AND Z AND STEIN ROE GROWTH INVESTOR FUND, CLASS S)
                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-338-2550

                        BY AND IN EXCHANGE FOR SHARES OF
                          STEIN ROE YOUNG INVESTOR FUND
                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-338-2550

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS...................................................................................   4

PROPOSAL 1 - Acquisition of the Liberty Young Investor Fund by the Stein Roe Young Investor Fund........   13
     Principal Investment Risks.........................................................................   13
     Information about the Acquisition..................................................................   13

PROPOSAL 2 - Acquisition of the Liberty Growth Investor Fund by the Stein Roe Young Investor Fund.......   19
     Principal Investment Risks.........................................................................   19
     Information about the Acquisition..................................................................   19

INFORMATION APPLICABLE TO PROPOSALS 1 AND 2.............................................................   25

INFORMATION APPLICABLE TO CLASS K SHAREHOLDERS OF THE LIBERTY YOUNG INVESTOR FUND.......................   27

GENERAL.................................................................................................   28
     Voting Information.................................................................................   28

Appendix A - Form of Agreement and Plan of Reorganization Relating to
                     the Acquisition of the Liberty Young Investor Fund.................................   A-1

Appendix B - Form of Agreement and Plan of Reorganization Relating to
                     the Acquisition of the Growth Investor Fund........................................   B-1

Appendix C - Fund Information...........................................................................   C-1

Appendix D - Capitalization.............................................................................   D-1

Appendix E - Management's Discussion of Fund Performance for the Stein Roe Young Investor Fund..........   E-1

Appendix F - Information Applicable to Stein Roe Young Investor Fund Class A, B, C and Z Shares.........   F-1

            This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Liberty Young Investor Fund (the "Liberty Young Investor Fund") or the Agreement and Plan of Reorganization relating to the proposed acquisition of the Liberty Growth Investor Fund (including Classes A, B, C and Z and Stein Roe Growth Investor Fund, Class S) (the "Growth Investor Fund") (each an "Acquired Fund" and together, the "Acquired Funds") by the Stein Roe Young Investor Fund (the "Stein Roe Young Investor Fund" and together with the Acquired Funds, the "Funds") (each an "Acquisition" and together, the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on June 28, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

            Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Liberty Young Investor Fund by the Stein Roe Young Investor Fund. Proposal 2 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Growth Investor Fund by the Stein Roe Young Investor Fund. If the Acquisition of your Acquired Fund occurs, you will become a shareholder of the Stein Roe Young Investor Fund. The Stein Roe Young Investor Fund seeks long-term growth. If the Agreement and Plan of Reorganization relating to your Acquired Fund is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Stein Roe Young Investor Fund in exchange for shares of the same class of the Stein Roe Young Investor Fund (in the case of Class K shareholders of the Liberty Young Investor Fund, Class A shares of the Stein Roe Young Investor Fund, and in the case of Class S shareholders of the Growth Investor Fund, Class Z shares of the Stein Roe Young Investor Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by each Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders of the corresponding class. After the Acquisitions, the Stein Roe Young Investor Fund expects to change its name to "Liberty Young Investor Fund."

            If you are a shareholder of the Liberty Young Investor Fund, you are being asked to vote on Proposal 1 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2." In addition, if you are a Class K shareholder of the Liberty Young Investor Fund, you should also review the section "Information Applicable to Class K Shareholders of the Liberty Young Investor Fund."

            If you are a shareholder of the Growth Investor Fund, you are being asked to vote on Proposal 2 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2."

            Please review the enclosed Prospectus of the Stein Roe Young Investor Fund. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

      For both the Liberty Young Investor Fund and the Growth Investor Fund:

            - The Statement of Additional Information of the Stein Roe Young Investor Fund dated May [___], 2002, relating to the Acquisitions.

      For the Liberty Young Investor Fund:

            - The Prospectuses of the Liberty Young Investor Fund dated February 1, 2002.

            - The Statement of Additional Information of the Liberty Young Investor Fund dated February 1, 2002.

            - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Liberty Young Investor Fund dated September 30, 2001.

      For the Growth Investor Fund:

            -     The Prospectuses of the Growth Investor Fund dated February 1,
                  2002.

            - The Statements of Additional Information of the Growth Investor Fund dated February 1, 2002.

            - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Growth Investor Fund dated September 30, 2001.

            Each Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-338-2550, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.libertyfunds.com or www.steinroe.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TTD equipment. Text-only versions of all the Liberty Young Investor Fund, Growth Investor Fund and Stein Roe Young Investor Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.    WHAT IS BEING PROPOSED?

The Trustees of Liberty-Stein Roe Advisor Trust (the "Advisor Trust") are recommending in Proposal 1 that the Stein Roe Young Investor Fund acquire the Liberty Young Investor Fund; the Trustees of Liberty-Stein Roe Funds Investment Trust (the "Investment Trust"), who are also the Trustees of the Advisor Trust, are recommending in Proposal 2 that the Stein Roe Young Investor Fund acquire the Growth Investor Fund. This means that the Stein Roe Young Investor Fund would acquire all of the assets and liabilities of the Liberty Young Investor Fund and the Liberty Growth Investor Fund in exchange for shares of the Stein Roe Young Investor Fund. If the Acquisition relating to your Acquired Fund is approved, you will receive shares of the Stein Roe Young Investor Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the day before the closing of your Acquired Fund's Acquisition. The Acquisitions are currently scheduled to take place on or around [July ___], 2002. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in this Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their Fund's Acquisition.

It is proposed that, if the Class K shareholders of the Liberty Young Investor Fund approve the Agreement and Plan of Reorganization and the Acquisition occurs, they would receive Class A shares of the Stein Roe Young Investor Fund. Because these Class A shares are subject to a higher 12b-1 fee, Class K shareholders of the Liberty Young Investor Fund are entitled to a separate vote on the Acquisition. Accordingly, the votes of Class K shareholders on the Acquisition will be counted both (1) together with the votes of Class A shareholders of the Liberty Young Investor Fund, to determine whether the Acquisition can proceed, and (2) separately, to determine whether Class K shareholders of the Liberty Young Investor Fund will, after the Acquisition, remain Class A shareholders of the Stein Roe Young Investor Fund or will instead receive cash equal to the total net asset value of their Class K shares. If Class K shareholders approve the Acquisition, and the shareholders of the Liberty Young Investor Fund as a whole approve the Acquisition of the Liberty Young Investor Fund, the Acquisition, subject to the terms of the Agreement and Plan of Reorganization, will take place as described in this Prospectus/Proxy Statement. If Class K shareholders of the Liberty Young Investor Fund do not approve its Acquisition, but the shareholders of the Liberty Young Investor Fund as a whole approve the Acquisition, the Acquisition will proceed as described above, except that the Liberty Young Investor Fund will instruct the Stein Roe Young Investor Fund to redeem the Class A shares of the Stein Roe Young Investor Fund distributed to the Class K shareholders of the Liberty Young Investor Fund (other than Class K shareholders who have instructed the transfer agent of the Stein Roe Young Investor Fund that they wish to remain Class A shareholders of that Fund). As a result, Class K shareholders of the Liberty Young Investor Fund who do not give instructions otherwise will receive cash equal to the total net asset value of their Class K shares. For more information, please see the section "Information Applicable to Class K Shareholders of the Liberty Young Investor Fund."

Please note that the Trustees of the Investment Trust have approved the liquidation of the Growth Investor Fund in the event that its shareholders do not approve the Acquisition.

2.    WHY ARE THE ACQUISITIONS BEING PROPOSED?

The Trustees of each of the Advisor Trust and the Investment Trust recommend approval of the Acquisitions because they offer shareholders of the Acquired Funds an investment in a larger fund with an investment goal and strategies identical to those of the Acquired Funds. In reviewing the Acquisitions, the Trustees also considered the following matters.

      For the Liberty Young Investor Fund,

            - fees and expenses payable by Class A shareholders of the Liberty Young Investor Fund are expected to remain the same after its Acquisition, based on expense ratios as of December 31, 2001, assuming the implementation by the Stein Roe Young Investor Fund's investment advisor of the proposed voluntary fee waiver and expense reimbursement;

            - 12b-1 fees, and the total fees and expenses, payable by Class K shareholders of the Liberty Young Investor Fund are expected to increase, based on expense ratios as of December 31, 2001, if the Class K shareholders approve the Acquisition of the Liberty Young Investor Fund; and

            - the Acquisition is expected to be tax-free for shareholders of the Liberty Young Investor Fund who choose to remain shareholders of the Stein Roe Young Investor Fund.

      For the Growth Investor Fund,

            - that, because the Growth Investor Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of the Investment Trust have approved the liquidation of the Growth Investor Fund in the event that its shareholders do not approve the Acquisition;

            - fees and expenses payable by shareholders of the Growth Investor Fund are expected to increase, based on expense ratios as of December 31, 2001, as a result of its Acquisition, notwithstanding, in the case of Class A, B and C shareholders, the implementation by Stein Roe Young Investor Fund's investment advisor of a voluntary fee waiver and expense reimbursement; and

            - the Acquisition is expected to be tax-free for shareholders of the Growth Investor Fund who choose to remain shareholders of the Stein Roe Young Investor Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in Proposal 1 and Proposal 2 of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?

The following tables allow you to compare the sales charges and management fees and expenses of the Liberty Young Investor Fund, the Growth Investor Fund and the Stein Roe Young Investor Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisitions. The shareholder fees presented below for the Stein Roe Young Investor Fund apply both before and after giving effect to the Acquisitions. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for each of the Liberty Young Investor Fund, the Growth Investor Fund and the Stein Roe Young Investor Fund for its last fiscal year (ended September 30, 2001) (for Class A, B and C shares of the Stein Roe Young Investor Fund, expenses shown are estimates based on the expenses of Class S shares of the Stein Roe Young Investor Fund for its last fiscal year) and those expected to be incurred by the combined fund, assuming both Acquisitions are consummated and giving effect thereto, on a pro forma basis (based on pro forma combined net assets as of December 31, 2001).* In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for each possible scenario in which the Stein Roe Young Investor Fund acquires one, but not the other, Acquired Fund.

Shareholders of the Acquired Funds will not pay additional sales charges as a result of the Acquisitions, although contingent deferred sales charges will continue to apply.

----------
* Assumes that Class K shareholders of the Liberty Young Investor Fund approve the Acquisition. If Class K shareholders were not to approve the Acquisition, it would have no material effect on the pro forma information presented below.

SHAREHOLDER FEES
(paid directly from your investment)

                                                    LIBERTY YOUNG
                                                    INVESTOR FUND(1)                  GROWTH INVESTOR FUND(1)
                                                    ----------------                  -----------------------
                                                    CLASS A   CLASS K   CLASS A   CLASS B   CLASS C   CLASS S(6)  CLASS Z
Maximum sales charge (load) on purchases (%)          0.00      0.00      5.75      0.00      0.00       0.00      0.00
     (as a percentage of the offering price)

Maximum deferred sales charge (load) on               2.00(2)   0.00      1.00(3)   5.00      1.00       0.00      0.00
redemptions (%)
     (as a percentage of the lesser of purchase
      price or redemption price)

Redemption fee (%)                                        (4)       (4)       (4)       (4)       (4)        (6)       (4)
     (as a percentage of amount redeemed, if
     applicable)

                                                           STEIN ROE YOUNG INVESTOR FUND(1) (5)
                                                           ------------------------------------
                                                    CLASS A      CLASS B       CLASS C      CLASS S(6)
Maximum sales charge (load) on purchases (%)          5.75         0.00         0.00           0.00
     (as a percentage of the offering price)

Maximum deferred sales charge (load) on               1.00(3)      5.00         1.00           0.00
redemptions (%)
     (as a percentage of the lesser of purchase
      price or redemption price)

Redemption fee (%)                                        (3)          (3)          (3)            (6)
     (as a percentage of amount redeemed, if
     applicable)

----------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) A 1.00% contingent deferred sales charge applies to purchases of $1 million to $25 million redeemed within approximately 18 months after purchase.

(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(4)   There is a $7.50 charge for wiring sale proceeds to your bank.

(5) The Stein Roe Young Investor Fund is offering new classes of shares, Class A, Class B and Class C shares, in connection with the Acquisitions. The existing shares of the Stein Roe Young Investor Fund will be redesignated as Class Z shares at the time of the Acquisitions and the shareholder fees for such shares as set forth in the table will be the fees that apply to Class Z shares after the redesignation.

(6) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                  LIBERTY YOUNG
                                                  INVESTOR FUND                   GROWTH INVESTOR FUND(7)
                                                  -------------                   -----------------------
                                                CLASS A(8)  CLASS K(9)  CLASS A   CLASS B   CLASS C  CLASS S   CLASS Z

Management fee (10) (11) (%)                       0.76        0.76       0.71      0.71     0.71      0.71      0.71

Distribution and service (12b-1) fees (12) (%)     0.35        0.25       0.35      1.00     1.00      0.00      0.00

Other expenses (%)                                 0.85        0.85       0.88      0.88     0.88      0.88      0.88

Total annual fund operating expenses  (%)          1.96        1.86       1.94      2.59     2.59      1.59      1.59

                                                        STEIN ROE YOUNG INVESTOR FUND (16)
                                                        ----------------------------------
                                                  CLASS A      CLASS B      CLASS C        --
Management fee (13) (%)                            0.73         0.73         0.73         0.73

Distribution and service (12b-1) fees (17) (%)     0.35         1.00         1.00         0.00

Other expenses (18) (%)                            0.53         0.53         0.53         0.53

Total annual fund operating expenses  (%)          1.61         2.26         2.26         1.26

                                                STEIN ROE YOUNG INVESTOR FUND (PRO FORMA COMBINED)(14) (16)
                                                -----------------------------------------------------------
                                                 CLASS A(15)     CLASS B(15)     CLASS C(15)     CLASS Z
Management fee (%)                                 0.76             0.76            0.76           0.76

Distribution and service (12b-1) fees (17) (%)     0.35             1.00            1.00           0.00

Other expenses (18) (%)                            0.98             0.98            0.98           0.70

Total annual fund operating expenses  (%)          2.09             2.74            2.74           1.46

----------
(7) The Growth Investor Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. The Growth Investor Fund's distributor has also voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If these waivers and reimbursements were reflected in the table, the management fee for each share class would be 0.22%, the 12b-1 fee for Class A shares would be 0.30% and total annual fund operating expenses (giving effect to the Class A 12b-1 fee waiver) for Class A, B, C, S and Z shares would be 1.40%, 2.10%, 2.10%, 1.10% and 1.10%, respectively. These arrangements may be modified or terminated by the advisor at any time.

(8) The Liberty Young Investor Fund's advisor has voluntarily agreed to waive advisory and administration fees for Class A shares and reimburse the Fund for certain expenses related to Class A shares so that total annual fund operating expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25% or such lower amount as the advisor shall determine. The Liberty Young Investor Fund's distributor has also voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If these waivers and reimbursements were reflected in the table, for Class A shares, the management fee would be 0.40%, the 12b-1 fee would be 0.30% and total annual fund operating expenses would be 1.55%. These arrangements may be modified or terminated by the advisor or distributor at any time.

(9) The Liberty Young Investor Fund's advisor has voluntarily agreed to waive advisory and administration fees for Class K shares and reimburse the Fund for certain expenses related to Class K shares so that total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25% or such lower amount as the advisor shall determine. If these waivers and reimbursements were reflected in the table, for Class K shares, the management fee would be 0.40% and total annual fund operating expenses would be 1.50%. This arrangement may be modified or terminated by the advisor at any time.

(10) SR&F Growth Investor Portfolio (the "Master Fund"), in which the Liberty Young Investor Fund invests all of its assets as part of a master fund/feeder fund structure, paid a management fee of 0.56% and the Liberty Young Investor Fund paid an administrative fee of 0.20%.

(11) The Master Fund, in which the Growth Investor Fund invests all of its assets as part of a master fund/feeder fund structure, paid a management fee of 0.56% and the Growth Investor Fund paid an administrative fee of 0.15%.

(12) The Liberty Young Investor Fund and the Growth Investor Fund have adopted plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A, B, C and K shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, B and C shares. The annual distribution fee may equal up to 0.10% for Class A shares of the Growth Investor Fund and the Liberty Young Investor Fund, 0.75% for each of Class B and Class C shares, and 0.25% for Class K shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class A share and Class K share distribution fee. These arrangements may be modified or terminated at any time.

(13) The Master Fund, in which the Stein Roe Young Investor Fund invests all of its assets as part of a master fund/feeder fund structure, charged a management fee of 0.56% and the Stein Roe Young Investor Fund charged an administrative fee of 0.17%.

(14) As noted, pro forma expenses are based on net assets as of December 31, 2001. Although the contractual management and administrative fee rates have not changed, the change in assets between September 30, 2001 and December 31, 2001 had the effect of increasing management fees as a percentage of net assets.

(15) In connection with the Acquisitions, the Stein Roe Young Investor Fund's advisor has indicated that it will voluntarily reimburse the Fund for certain expenses related to Class A, B and C shares so that transfer agency fees for those classes will not exceed 0.10%. The Stein Roe Young Investor Fund's distributor has also indicated that it will voluntarily agree to waive a portion of the 12b-1 fee for Class A shares. If these waivers and reimbursements were reflected in the table, other expenses for Class A, B and C shares would be 0.49%, the 12b-1 fee for Class A shares would be 0.30% and total annual fund operating expenses (giving effect to the Class A 12b-1 fee waiver) for Class A, B, C and Z shares would be 1.55%, 2.25%, 2.25% and 1.25%, respectively. These arrangements may be modified or terminated by the advisor or distributor at any time.

(16) The Stein Roe Young Investor Fund is offering new classes of shares, Class A, Class B and Class C shares, in connection with the Acquisitions. The existing shares of the Stein Roe Young Investor Fund will be redesignated as Class Z shares at the time of the Acquisitions.

(17) The Stein Roe Young Investor Fund has adopted a plan under Rule 12b-1 to permit it to pay its distributor marketing and other fees to support the sale and distribution of its newly created Class A, B and C shares and certain services provided to shareholders by their financial advisors. The annual service fee will equal up to 0.25% for each of Class A, B and C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees will be paid out of the assets of these classes. The distributor has indicated that it will voluntarily agree to waive a portion of the Class A share distribution fee, which arrangement may be modified or terminated at any time.

(18) "Other expenses" for Class A, B and C shares of the Stein Roe Young Investor Fund are estimated based on actual expenses of the existing shares of the Stein Roe Young Investor Fund.

Whether one or both Acquisitions occur will affect the total Annual Fund Operating Expenses of the Stein Roe Young Investor Fund on a pro forma combined basis after the Acquisitions. The tables below present the pro forma combined total Annual Fund Operating Expenses assuming in each case that only one Acquired Fund approves the Acquisition. In each case, "other expenses" for Class A, B and C shares of the Stein Roe Young Investor Fund have been estimated based on the annual operating expenses of Class S shares of the Stein Roe Young Investor Fund.

If only the Acquisition of the Liberty Young Investor Fund were to occur, the total Annual Fund Operating Expenses of the Stein Roe Young Investor Fund on a pro forma combined basis would be as follows:

                                    STEIN ROE YOUNG INVESTOR FUND (PRO FORMA COMBINED)
                                    --------------------------------------------------
                                                CLASS A            CLASS Z

Management fee (%)                               0.76                0.76

Distribution and service (12b-1) fees (%)        0.35                0.00

Other expenses (%)                               0.99                0.71

Total annual fund operating expenses (%)         2.10                1.47

If only the Acquisition of the Growth Investor Fund were to occur, the total Annual Fund Operating Expenses of the Stein Roe Young Investor Fund on a pro forma combined basis would be as follows:

                                                    STEIN ROE YOUNG INVESTOR FUND (PRO FORMA COMBINED)
                                                    --------------------------------------------------
                                                CLASS A         CLASS B          CLASS C            CLASS Z
Management fee (%)                               0.76             0.76            0.76              0.76

Distribution and service (12b-1) fees (%)        0.35             1.00            1.00              0.00

Other expenses (%)                               0.56             0.56            0.56              0.69

Total annual fund operating expenses  (%)        1.67             2.32            2.32              1.45

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in either the Liberty Young Investor Fund or the Growth Investor Fund and the Stein Roe Young Investor Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

      -     $10,000 initial investment

      -     5% total return for each year

      -     Each Fund's operating expenses remain the same

      -     Reinvestment of all dividends and distributions

      -     Class B shares convert to Class A shares after eight years

                                                1 YEAR           3 YEARS           5 YEARS         10 YEARS
LIBERTY YOUNG INVESTOR FUND
Class A:  did not sell your shares                $199              $615            $1,057           $2,285
          sold all your shares
               at end of period                    399               815             1,057            2,285
Class K:                                           189               585             1,006            2,180

GROWTH INVESTOR FUND
Class A                                           $761            $1,149            $1,562           $2,709
Class B:  did not sell your shares                 262               805             1,375            2,767
          sold all your shares
               at end of period                    762             1,105             1,575            2,767
Class C:  did not sell your shares                 262               805             1,375            2,925
          sold all your shares
               at end of period                    362               805             1,375            2,925
Class S                                            162               502               866            1,889
Class Z                                            162               502               866            1,889

STEIN ROE YOUNG INVESTOR FUND
Class A                                           $729            $1,054            $1,401           $2,376
Class B:  did not sell your shares                 229               706             1,210            2,432
          sold all your shares
               at end of period                    729             1,006             1,410            2,432
Class C:  did not sell your shares                 229               706             1,210            2,595
          sold all your shares
               at end of period                    329               706             1,210            2,595
Stein Roe Young Investor Fund Shares               128               400               692            1,523

STEIN ROE YOUNG INVESTOR FUND
(PRO FORMA COMBINED)*
Class A                                           $775            $1,192            $1,634           $2,857
Class B: did not sell your shares                  277               850             1,450            2,915
         sold all your shares
              at end of period                     777             1,150             1,650            2,915
Class C: did not sell your shares                  277               850             1,450            3,070
         sold all your shares
              at end of period                     377               850             1,450            3,070
Class Z                                            149               462               797            1,746

* Assumes that Class K shareholders of the Liberty Young Investor Fund approve its Acquisition. If Class K shareholders were not to approve the Acquisition, it would have no material effect on the pro forma combined Example Expenses presented above and below.

The pro forma combined Example Expenses detailed above assume that both Acquisitions occur. The tables below present the pro forma combined Example Expenses assuming in each case that only one Acquired Fund approves the Acquisition.

If only the Acquisition of the Liberty Young Investor Fund were to occur, the Example Expenses of the Stein Roe Young Investor Fund on a pro forma combined basis would be as follows:

                                                      STEIN ROE YOUNG INVESTOR FUND (PRO FORMA COMBINED)
                                                      --------------------------------------------------
                                                1 YEAR           3 YEARS          5 YEARS          10 YEARS
Class A                                           $776            $1,195           $1,639            $2,866
Class Z                                            150               465              803             1,757

If only the Acquisition of the Growth Investor Fund were to occur, the Example Expenses of the Stein Roe Young Investor Fund on a pro forma combined basis would be as follows:

                                                      STEIN ROE YOUNG INVESTOR FUND (PRO FORMA COMBINED)
                                                      --------------------------------------------------

                                                1 YEAR           3 YEARS          5 YEARS          10 YEARS
Class A                                           $735            $1,071           $1,430            $2,438
Class B:  did not sell your shares                 235               724            1,240             2,494
         sold all your shares at
         end of period                             735             1,024            1,440             2,494
Class C:  did not sell your shares                 235               724            1,240             2,656
         sold all your shares at
         end of period                             335               724            1,240             2,656
Class Z                                            148               459              792             1,735

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Liberty Young Investor Fund and the Master Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Stein Roe Young Investor Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE LIBERTY YOUNG INVESTOR FUND, GROWTH INVESTOR FUND AND STEIN ROE YOUNG INVESTOR FUND COMPARE?

This table shows the investment goal and principal investment strategies of each Fund.

      INVESTMENT GOAL: Each Fund seeks long-term growth.

      PRINCIPAL INVESTMENT STRATEGIES: Each Fund seeks to achieve its goal by investing all of its investable assets in the Master Fund. The Master Fund invests its assets as follows:

      - Under normal market conditions, the Master Fund invests at least 65% of its assets in common stocks of companies that the portfolio manager believes have long-term growth potential.

      - The Master Fund is managed in accordance with Morningstar's guidelines for "Large Blend" funds.

      - The Master Fund may invest in companies of any size, including smaller emerging companies.

      - The Master Fund diversifies investments among various industries and market sectors, including, but not limited to, computer hardware or software manufacturers, internet service providers and companies in the apparel, entertainment, retail, financial services and personal care products industries.

      - The Master Fund may invest up to 25% of its assets in foreign stocks.

The Liberty Young Investor Fund, the Growth Investor Fund and the Stein Roe Young Investor Fund currently pursue their investment programs by investing all of their respective assets in the SR&F Growth Investor Portfolio (the "Master Fund") and, accordingly, share identical investment goals, strategies and policies.

The Master Fund is advised by Stein Roe & Farnham Incorporated ("Stein Roe") and invests in a diversified portfolio of securities. This arrangement is known as a "master-feeder" structure. As of April 17, 2002, the Liberty Young Investor Fund owned approximately a [___]% interest in the Master Fund, the Growth Investor Fund owned approximately a [___]% interest in the Master Fund and the Stein Roe Young Investor Fund owned approximately a [___]% interest in the Master Fund. If Proposals 1 and 2 are approved, or one Proposal is approved and the other is not, prior to the Acquisitions (or Acquisition) the Master Fund is expected to distribute all of its assets to the Liberty Young Investor Fund, Growth Investor Fund and Stein Roe Young Investor Fund in exchange for their respective interests in the Master Fund in complete liquidation of the Master Fund. As a result, immediately before the Acquisitions (or Acquisition), each of the Liberty Young Investor Fund, Growth Investor Fund and the Stein Roe Young Investor Fund will cease to operate under a "master-feeder" structure.

For a complete list of the Funds' investment policies and restrictions, see the Statement of Additional Information of each Fund.

5. WHAT CLASS OF STEIN ROE YOUNG INVESTOR FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION RELATING TO YOUR ACQUIRED FUND OCCURS?

If you own Class A shares of the Liberty Young Investor Fund or Class A, B, C or Z shares of the Growth Investor Fund, you will receive shares of the same class in the Stein Roe Young Investor Fund. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs") upon redemption and, in the case of Class B shares, will convert to Class A shares at the same time, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares. Please see Appendix F for more information regarding Class A, B, C and Z shares of the Stein Roe Young Investor Fund.

If you own Class K shares of the Liberty Young Investor Fund, the Class K shareholders approve its Acquisition and the Acquisition occurs, you will receive Class A shares of the Stein Roe Young Investor Fund. Stein Roe Young Investor Fund Class A shares will have a higher 12b-1 fee than your current Class K shares of the Liberty Young Investor Fund. Neither the initial sales charge nor the CDSC will apply to the Stein Roe Young Investor Fund Class A shares you receive in connection with the Acquisition, but they will apply to any purchases of Class A shares of the Stein Roe Young Investor Fund by you after consummation of the Acquisition. Class A shares will have the same distribution, purchase and redemption procedures as your current shares. Please see Appendix F for more information regarding Class A shares of the Stein Roe Young Investor Fund.

If you own Class S shares of the Growth Investor Fund, you will receive Class Z shares of the Stein Roe Young Investor Fund. The Stein Roe Young Investor Fund will redesignate its shares as Class Z shares at the time of the Acquisitions. Class Z shares will continue to have no sales charges or 12b-1 fees. As a Class Z shareholder, you will have the same distribution, purchase and redemption procedures as your current shares, but you will have different exchange rights. In general, Class Z shares of the Stein Roe Young Investor Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix F. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Stein Roe Young Investor Fund. Please see Appendix F for more information regarding Class Z shares of the Stein Roe Young Investor Fund.

For more information on the characteristics of the Stein Roe Young Investor Fund shares you will receive in comparison to the shares you currently own, please see the section "Shares You Will Receive" in the Proposal applicable to your Acquired Fund.

6.    WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

The Acquisitions are expected to be tax-free to you for federal income tax purposes. This means that neither you nor your Acquired Fund is expected to recognize a gain or loss as a result of the Acquisitions.

Immediately prior to the Acquisitions, each Acquired Fund will declare and pay a distribution of all realized capital gains to its shareholders, if any.

The cost basis and holding period of your Liberty Young Investor Fund or Growth Investor Fund shares are expected to carry over to your new shares in the Stein Roe Young Investor Fund.

The Stein Roe Young Investor Fund has unrealized gains ([8.4]% of net asset value as of [December 31, 2001]), some or all of which could be realized and distributed to shareholders, including you. In addition, the Stein Roe Young Investor Fund's ability to carry forward the pre-Acquisition losses of your Acquired Fund and use them to offset future gains of the Stein Roe Young Investor Fund will be limited. In certain circumstances, you may pay more taxes, or pay taxes sooner, than if the Acquisitions did not occur.

                                   PROPOSAL 1
                 ACQUISITION OF THE LIBERTY YOUNG INVESTOR FUND
                      BY THE STEIN ROE YOUNG INVESTOR FUND

THE PROPOSAL

            If you are a shareholder of the Liberty Young Investor Fund, you are being asked to approve the Agreement and Plan of Reorganization dated [April ___], 2002, among the Advisor Trust on behalf of the Liberty Young Investor Fund, the Investment Trust on behalf of the Stein Roe Young Investor Fund, and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Liberty Young Investor Fund by the Stein Roe Young Investor Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

      What are the principal investment risks of the Stein Roe Young Investor Fund, and how do they compare with those of the Liberty Young Investor Fund?

            The Stein Roe Young Investor Fund is subject to market risk, management risk, equity risk, sector risk, and the risks associated with growth stocks, smaller companies, mid-capitalization companies and foreign securities, which are the same risks to which the Liberty Young Investor Fund is subject. The principal risks associated with each Fund are the same because the Funds have identical investment goals and strategies and they both invest in the Master Fund. For more information about the principal investment risks of the Stein Roe Young Investor Fund, please see the enclosed Prospectus of the Stein Roe Young Investor Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

            Please see the section "Information Applicable to Proposals 1 and 2" of this combined Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition and information regarding the federal income tax consequences of the Acquisitions.

      Shares You Will Receive

            If the Acquisition occurs and you own Class A shares of the Liberty Young Investor Fund, you will receive Class A shares of the Stein Roe Young Investor Fund. Please see Appendix F for more information on Class A shares of the Stein Roe Young Investor Fund. In comparison to the Liberty Young Investor Fund Class A shares you currently own, the shares you receive in exchange for such shares will have the following characteristics:

            - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

            - Stein Roe Young Investor Fund Class A shares are subject to the same initial sales charge, redemption fees and CDSCs as your current shares, but for purposes of determining the CDSC applicable to any redemption, if applicable, the new shares will continue to age from the date you purchased your Liberty Young Investor Fund shares.

            - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

            -     You will have the same exchange options as you currently have.

            - You will have the same voting rights as you currently have, but as a shareholder of the Stein Roe Young Investor Fund of the Investment Trust.

            If you own Class K shares of the Liberty Young Investor Fund, the Class K shareholders approve its Acquisition and the Acquisition occurs, you will receive Class A shares of the Stein Roe Young Investor Fund.+ Please see Appendix F for more information on Class A shares of the Stein Roe Young Investor Fund. In comparison to the Class K shares you currently own, the shares you receive in exchange for such shares will have the following characteristics:

            - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

            - Stein Roe Young Investor Fund Class A shares are subject to an initial sales charge, redemption fees and a CDSC. Neither the initial sales charge nor the CDSC will apply to the shares you receive in connection with the Acquisition, but they will apply to any subsequent purchases of Stein Roe Young Investor Fund Class A shares by you after consummation of the Acquisition.

            - Stein Roe Young Investor Fund Class A shares will have a higher 12b-1 fee than your current Liberty Young Investor Fund Class K shares. Your Class K shares are currently subject to a 12b-1 fee of 0.25%. As a Class A shareholder of the Stein Roe Young Investor Fund, you will have a 12b-1 fee of 0.30% (giving effect to the voluntary waiver of 0.05% of the 12b-1 fees applicable to Class A shares of the Stein Roe Young Investor Fund).

            - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

            - You may exchange your shares for other Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value.

            - You will have the same voting rights as you currently have, but as a shareholder of the Stein Roe Young Investor Fund and the Investment Trust.

            Information concerning the capitalization of each of the Funds is contained in Appendix D.

      Reasons for the Acquisition

            The Trustees of the Advisor Trust, who are also the Trustees of the Investment Trust, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

            The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the indirect parent of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

            In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002 and March 13, 2002, the following reasons for the Liberty Young Investor Fund to enter into the
Acquisition:

----------
+ If the Acquisition occurs and the Class K shareholders have not approved the Acquisition, the Acquisition will proceed as described above, except that the Liberty Young Investor Fund will instruct the Stein Roe Young Investor Fund to redeem the Class A shares of the Stein Roe Young Investor Fund distributed to the Class K shareholders of the Liberty Young Investor Fund (except for Class K shareholders who have instructed the transfer agent of the Stein Roe Young Investor Fund that they wish to remain Class A shareholders of that Fund). As a result, Class K shareholders of the Liberty Young Investor Fund will receive cash equal to the total net asset value of their Class K shares. See "Information Applicable to Class K Shareholders of the Liberty Young Investor Fund."

            - The Acquisition is expected to create a larger fund with an investment goal and strategies identical to those of the Liberty Young Investor Fund.

            - The Acquisition is intended to permit the Liberty Young Investor Fund's shareholders to exchange their investment for an investment in the Stein Roe Young Investor Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Liberty Young Investor Fund shareholder were to redeem his or her shares to invest in another fund, like the Stein Roe Young Investor Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Liberty Young Investor Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Liberty Young Investor Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Stein Roe Young Investor Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

            The Trustees considered that shareholders of the Liberty Young Investor Fund, who do not want to become shareholders of the Stein Roe Young Investor Fund, whether because the expenses they expect to bear would increase, they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Liberty Young Investor Fund prior to the Acquisition.

            In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Stein Roe Young Investor Fund will achieve any particular level of performance after the Acquisition.

      Performance Information

            The charts below show the percentage gain or loss in each calendar year since the Liberty Young Investor Fund and the Stein Roe Young Investor Fund commenced operations, for Class K shares of the Liberty Young Investor Fund (and for the Master Fund prior to the Liberty Young Investor Fund's inception) and the shares of the Stein Roe Young Investor Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). You should note that Class K shares bear higher expenses than the existing shares of the Stein Roe Young Investor Fund; if the existing shares of the Stein Roe Young Investor Fund had been subject to 12b-1 fees (like Class K shares), the performance shown would have been lower. In addition, performance for the Master Fund prior to the Liberty Young Investor Fund's inception has not been restated to reflect the higher gross annual operating expenses of the Liberty Young Investor Fund. Returns would be lower if any applicable sales charges were included and, for the Liberty Young Investor Fund, if the higher gross annual operating expenses were reflected. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

            Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                         LIBERTY YOUNG INVESTOR FUND(19)

                 1995        1996        1997        1998        1999        2000        2001
   40.00%

                 39.45%      34.78%                              30.94%

   30.00%

                                         26.45%

   20.00%

                                                     15.33%

   10.00%

    0.00%

   -10.00%
                                                                            -11.21%
   -20.00%
                                                                                        -22.63%
   -30.00%

The Fund's year-to-date total return through March 31, 2002, was [____]%.

For period shown in bar chart:
Best quarter: 4th quarter 1999, +28.05%
Worst quarter: 3rd quarter 2001, -24.63%

(19) The total return for calendar year 1997 shows the Master Fund's performance through February 14, 1997, and the performance of Class K shares of the Liberty Young Investor Fund from February 14, 1997 through December 31, 1997. The performance information for calendar years 1998, 1999, 2000 and 2001 shows the performance of Class K shares of the Liberty Young Investor Fund. For years prior to 1997, performance shown is that of the Master Fund and has not been restated to reflect the higher gross annual operating expenses of the Liberty Young Investor Fund.

                          STEIN ROE YOUNG INVESTOR FUND

                 1995        1996        1997        1998        1999        2000        2001
   40.00%

                 39.79%      35.10%                              31.69%

   30.00%

                                         26.28%

   20.00%

                                                     17.65%

   10.00%

    0.00%

   -10.00%

                                                                            -10.05%
   -20.00%

                                                                                        -21.99%
   -30.00%

The Fund's year-to-date total return through March 31, 2002, was [____]%.

For period shown in bar chart:
Best quarter: 4th quarter 1999, +28.42%
Worst quarter: 3rd quarter 2001, -24.60%

            The following tables list the Liberty Young Investor Fund's average annual total return for its Class A and Class K shares for the one-year, five-year and life-of-the-fund periods ending December 31, 2001 (including applicable sales charges), and the Stein Roe Young Investor Fund's average annual total return for its existing shares for the one-year, five-year and life-of-the-fund periods ending December 31, 2001. These tables are intended to provide you with some indication of the risks of investing in these Funds. At the bottom of each table, you can compare these Funds' performance with a broad-based market index.

            After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

LIBERTY YOUNG INVESTOR FUND (20)

                                                   INCEPTION                                   LIFE OF THE
                                                     DATE           1 YEAR        5 YEARS         FUND
Class A (%) (21)                                    1/26/98
     Return Before Taxes                                            -23.69           5.58         13.50
     Return After Taxes on Distributions                            -23.69           5.41         12.91
     Return After Taxes on Distributions and                        -14.43           4.50         11.19
       Sale of Fund Shares

Class K (%) (22)                                    2/14/97
     Return Before Taxes                                            -22.63           5.58         13.48
     Return After Taxes on Distributions                            -22.63           5.52         12.98
     Return After Taxes on Distributions and                        -13.78           4.56         11.23
       Sale of Fund Shares

S&P 500 Index (%)                                     N/A           -11.88          10.70         15.02(23)

(20) The Liberty Young Investor Fund's returns are compared to the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization common stocks. Unlike the Liberty Young Investor Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the Liberty Young Investor Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(21) Class A of the Liberty Young Investor Fund is a newer class of shares. Its performance includes returns of the Master Fund through February 13, 1997, and the returns of Class K shares of the Liberty Young Investor Fund from February 14, 1997 through December 31, 1997. The performance information for calendar year 1998 shows the performance of Class K shares from January 1, 1998 through January 25, 1998, and the performance of Class A shares from January 26, 1998 through December 31, 1998. The performance information for calendar years 1999, 2000 and 2001 shows the performance of Class A shares of the Liberty Young Investor Fund. For years prior to 1997, performance shown is that of the Master Fund and has not been restated to reflect the higher gross annual operating expenses of the Liberty Young Investor Fund.

(22) The total return for Class K shares, the oldest class of shares, of the Liberty Young Investor Fund for calendar year 1997 shows the Master Fund's performance through February 14, 1997, and the performance of Class K shares of the Liberty Young Investor Fund from February 14, 1997 through December 31, 1997. The performance information for calendar years 1998, 1999, 2000 and 2001 shows the performance of Class K shares of the Liberty Young Investor Fund. For years prior to 1997, performance shown is that of the Master Fund and has not been restated to reflect the higher gross annual operating expenses of the Liberty Young Investor Fund.

(23)  Index performance information is from April 30, 1994, to December 31,
      2001.

STEIN ROE YOUNG INVESTOR FUND (24) (25)

                                                   INCEPTION                                   LIFE OF THE
                                                     DATE           1 YEAR        5 YEARS       FUND(26)

Stein Roe Young Investor Fund Shares (%)            4/29/94
     Return Before Taxes                                            -21.99           6.54         14.28
     Return After Taxes on Distributions                            -21.99           5.70         13.24
     Return After Taxes on Distributions and                        -13.39           5.39         11.98
       Sale of Fund Shares

S&P 500 Index (%)                                     N/A           -11.88          10.70         15.02

(24) The Stein Roe Young Investor Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization common stocks. Unlike the Stein Roe Young Investor Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the Stein Roe Young Investor Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(25) Class A, B, C and Z shares of the Stein Roe Young Investor Fund, which were not in existence as of December 31, 2001, are not included in the table. The existing shares of the Stein Roe Young Investor Fund will be redesignated as Class Z shares at the time of the Acquisitions.

(26)  Performance information is from April 30, 1994, to December 31, 2001.

THE TRUSTEES OF THE ADVISOR TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

      Required Vote for Proposal 1

            Approval of the Agreement and Plan of Reorganization dated [April ___], 2002, among the Advisor Trust on behalf of the Liberty Young Investor Fund, the Investment Trust on behalf of the Stein Roe Young Investor Fund, and Columbia will require the affirmative vote of a majority of the shares of the Liberty Young Investor Fund voted. A vote of the shareholders of the Stein Roe Young Investor Fund is not needed to approve the Acquisition.

            The votes of Class K shareholders on the Acquisition will be counted both (1) together with the votes of Class A shareholders of the Liberty Young Investor Fund, to determine whether the Acquisition can proceed, and (2) separately, to determine whether Class K shareholders of the Liberty Young Investor Fund will, after the Acquisition, remain Class A shareholders of the Stein Roe Young Investor Fund or will instead receive cash equal to the total net asset value of their Class K shares. Approval of the Acquisition will require the affirmative vote of a majority of the Class K shares of the Liberty Young Investor Fund outstanding at the record date for the Meeting. For more information, please see the section "Information Applicable to Class K Shareholders of the Liberty Young Investor Fund." FOR CLASS K SHAREHOLDERS, A VOTE APPROVING THE AGREEMENT AND PLAN OF REORGANIZATION WILL CONSTITUTE A VOTE IN FAVOR OF THE ACQUISITION OF THE ASSETS ATTRIBUTABLE TO THE CLASS K SHARES BY THE STEIN ROE YOUNG INVESTOR FUND IN EXCHANGE FOR CLASS A SHARES OF SUCH FUND.

                                   PROPOSAL 2
                   ACQUISITION OF LIBERTY GROWTH INVESTOR FUND
  (INCLUDING CLASSES A, B, C AND Z AND STEIN ROE GROWTH INVESTOR FUND, CLASS S)
                      BY THE STEIN ROE YOUNG INVESTOR FUND

THE PROPOSAL

            If you are a shareholder of the Growth Investor Fund, you are being asked to approve the Agreement and Plan of Reorganization dated [April ___], 2002, among the Investment Trust on behalf of the Growth Investor Fund, the Investment Trust on behalf of the Stein Roe Young Investor Fund, and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Growth Investor Fund by the Stein Roe Young Investor Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

      What are the principal investment risks of the Stein Roe Young Investor Fund, and how do they compare with those of the Growth Investor Fund?

            The Stein Roe Young Investor Fund is subject to market risk, management risk, equity risk, sector risk and the risks associated with growth stocks, smaller companies, mid-capitalization companies and foreign securities, which are the same risks to which the Liberty Young Investor Fund is subject. The principal risks associated with each Fund are the same because the Funds have identical investment goals and strategies and they both invest in the Master Fund. For more information about the principal investment risks of the Stein Roe Young Investor Fund, please see the enclosed Prospectus of the Stein Roe Young Investor Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

            Please see the section "Information Applicable to Proposals 1 and 2" of this combined Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition and information regarding the federal income tax consequences of the Acquisitions.

      Shares You Will Receive

            If the Acquisition occurs and you own Class A, B, C or Z shares of the Growth Investor Fund, you will receive shares in the Stein Roe Young Investor Fund of the same class as the shares that you currently own in the Growth Investor Fund. If you own Class S shares of the Growth Investor Fund, you will receive Class Z shares of the Stein Roe Young Investor Fund. Please see Appendix F for more information on Class A, B, C and Z shares of the Stein Roe Young Investor Fund. In comparison to the shares you currently own, the shares you receive in exchange for such shares will have the following characteristics:

            - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

            - Stein Roe Young Investor Fund shares are subject to the same sales charges, redemption fees and CDSCs as your current shares, but for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Growth Investor Fund shares.

            - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

            - If you own Class A, B, C or Z shares of the Growth Investor Fund, you will have the same exchange options as you currently have.

            - Shareholders of new Class Z shares will have different exchange rights. Whereas Class S shares of the Growth Investor Fund could be exchanged only for shares of certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc. at net asset value.

            - In general, Class Z shares of the Stein Roe Young Investor Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix F. You do not need to be an Eligible Investor or satisfy those requirements in order to receive the Class Z shares of the Stein Roe Young Investor Fund. Please see Appendix F for more information on Class Z shares of the Stein Roe Young Investor Fund.

            - You will have the same voting rights as you currently have, but as a shareholder of the Stein Roe Young Investor Fund of the Investment Trust.

            Information concerning the capitalization of each of the Funds is contained in Appendix D.

Reasons for the Acquisition

            The Trustees of the Investment Trust, including all Trustees who are not "interested persons" of that Trust, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization a form of which is attached as Appendix B to this Prospectus/Proxy Statement.

            The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the indirect parent of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

            In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002 and March 13, 2002, the following reasons for the Growth Investor Fund to enter into the Acquisition:

            - The Acquisition is expected to create a larger fund with an investment goal and strategies identical to those of the Growth Investor Fund.

            - That, because the Growth Investor Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees should approve (and the have subsequently approved) the liquidation of the Growth Investor Fund in the event that its shareholders do not approve the Acquisition.

            - The Acquisition is intended to permit the Growth Investor Fund's shareholders to exchange their investment for an investment in the Stein Roe Young Investor Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Growth Investor Fund shareholder were to redeem his or her shares to invest in another fund, like the Stein Roe Young Investor Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Growth Investor Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Growth Investor Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Stein Roe Young Investor Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

            The Trustees considered that shareholders of the Growth Investor Fund who do not want to become shareholders of the Stein Roe Young Investor Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Growth Investor Fund prior to the Acquisition.

            In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Stein Roe Young Investor Fund will achieve any particular level of performance after the Acquisition.

      Performance Information

            The charts below show the percentage gain or loss in each calendar year since the Growth Investor Fund and Stein Roe Young Investor Fund commenced operations, for Class S shares of the Growth Investor Fund (and for the Stein Roe Young Investor Fund, a separate feeder fund which also invests in the Master Fund, for periods prior to the Growth Investor Fund's inception) and the existing shares of the Stein Roe Young Investor Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

            Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                            GROWTH INVESTOR FUND (27)

             1995      1996      1997     1998      1999      2000      2001

  40.00%

             39.79%    35.10%                       31.68%

  30.00%

                                 26.28%

  20.00%

                                          17.65%

  10.00%

  0.00%

 -10.00%

                                                             -11.57%

 -20.00%

                                                                       -21.59%

 -30.00%

The Fund's year-to-date total return through March 31, 2002, was [____]%.

For period shown in bar chart:

Best quarter: 4th quarter 1999, +28.04%
Worst quarter: 3rd quarter 2001, -24.41%

(27) The Growth Investor Fund commenced operations on March 31, 1999. For years prior to 1999, performance shown is that of the Stein Roe Young Investor Fund, a separate feeder fund of the Master Fund and has not been restated to reflect any differences in expenses between the Growth Investor Fund and the Stein Roe Young Investor Fund.

                          STEIN ROE YOUNG INVESTOR FUND

             1995      1996      1997     1998      1999      2000      2001

  40.00%

             39.79%    35.10%                       31.69%

  30.00%

                                 26.28%

  20.00%

                                          17.65%

  10.00%

  0.00%

 -10.00%

                                                             -10.05%

 -20.00%

                                                                       -21.99%

 -30.00%

The Fund's year-to-date total return through March 31, 2002, was [____]%.

For period shown in bar chart:
Best quarter: 4th quarter 1999, +28.42%
Worst quarter: 3rd quarter 2001, -24.60%

      The following tables list the Growth Investor Fund's average annual total return for its Class A, B, C, S and Z shares for the one-year, five-year and life-of-the-fund periods ending December 31, 2001 (including applicable sales charges), and the Stein Roe Young Investor Fund's average annual total return for its existing shares for the one-year, five-year and life-of-the-fund periods ending December 31, 2001. These tables are intended to provide you with some indication of the risks of investing in these Funds. At the bottom of each table, you can compare these Funds' performance with a broad-based market index.

      After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

GROWTH INVESTOR FUND (28) (29)

                                                   INCEPTION                                   LIFE OF THE
                                                     DATE           1 YEAR        5 YEARS         FUND
Class A (%)                                         12/1/99
     Return Before Taxes                                            -26.39           4.91         13.13
     Return After Taxes on Distributions                            -26.39           4.75         12.58
     Return After Taxes on Distributions and                        -16.07           4.00         10.93
       Sale of Fund Shares

Class B (%)                                         12/1/99
     Return Before Taxes                                            -26.35           5.51         13.77
     Return After Taxes on Distributions                            -26.35           5.34         13.22
     Return After Taxes on Distributions and                        -16.05           4.49         11.51
       Sale of Fund Shares

Class C (%)                                         12/1/99
     Return Before Taxes                                            -23.23           5.86         13.79
     Return After Taxes on Distributions                            -23.23           5.69         13.24
     Return After Taxes on Distributions and                        -14.15           4.78         11.52
       Sale of Fund Shares

Class S (%)                                         3/31/99
     Return Before Taxes                                            -21.59           6.29         14.10
     Return After Taxes on Distributions                            -21.59           6.13         13.54
     Return After Taxes on Distributions and                        -13.15           5.14         11.79
       Sale of Fund Shares

Class Z (%)                                         12/1/99
     Return Before Taxes                                            -21.61           6.26         14.08
     Return After Taxes on Distributions                            -21.61           6.10         13.52
     Return After Taxes on Distributions and                        -13.16           5.12         11.77
       Sale of Fund Shares

S&P 500 Index (%)                                     N/A           -11.88          10.70         15.02(30)

(28) The Growth Investor Fund's returns are compared to the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization common stocks. Unlike the Growth Investor Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the Growth Investor Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(29) Class A, Class B, Class C and Class Z are newer classes of shares. Their performance information includes returns of the Growth Investor Fund's Class S shares (the oldest existing fund class) for the period from March 31, 1999, to December 1, 1999, and the returns of the Stein Roe Young Investor Fund, a separate feeder fund of the Master Fund, for periods prior to March 31, 1999. Class S shares of the Growth Investor Fund are not restated to reflect any differences in expenses (such as sales charges or 12b-1 fees) between Class S shares and the newer classes of shares, or between the Growth Investor Fund and the Stein Roe Young Investor Fund. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower.

(30)  Index performance information is from April 30, 1994, to December 31,
      2001.

STEIN ROE YOUNG INVESTOR FUND (31) (32)
                                                   INCEPTION                                   LIFE OF THE
                                                     DATE           1 YEAR        5 YEARS       FUND(33)

Stein Roe Young Investor Fund Shares (%)            4/29/94
     Return Before Taxes                                            -21.99          6.54          14.28
     Return After Taxes on Distributions                            -21.99          5.70          13.24
     Return After Taxes on Distributions and                        -13.39          5.39          11.98
       Sale of Fund Shares

S&P 500 Index (%)                                     N/A            11.88         10.70          15.02

(31) The Stein Roe Young Investor Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization common stocks. Unlike the Stein Roe Young Investor Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the Stein Roe Young Investor Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(32) Class A, B, C and Z shares of the Stein Roe Young Investor Fund, which were not in existence as of December 31, 2001, are not included in the table. The existing shares of the Stein Roe Young Investor Fund will be redesignated as Class Z shares at the time of the Acquisitions.

(33)  Performance information is from April 30, 1994, to December 31, 2001.

THE TRUSTEES OF THE LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

      Required Vote for Proposal 2

            Approval of the Agreement and Plan of Reorganization dated [April ___], 2002, among the Investment Trust on behalf of the Growth Investor Fund, the Investment Trust on behalf of the Stein Roe Young Investor Fund and Columbia will require the affirmative vote of a majority of the shares of the Liberty Growth Fund voted. A vote of the shareholders of the Stein Roe Young Investor Fund is not needed to approve the Acquisition.

                   INFORMATION APPLICABLE TO PROPOSALS 1 AND 2

      General

            Although the Trustees are proposing that the Stein Roe Young Investor Fund acquire each of the Acquired Funds, the Acquisition proposed in each Proposal is not conditioned upon the approval of the Acquisition proposed in the other Proposal. Accordingly, in the event that the shareholders of one Acquired Fund approve the Acquisition but the shareholders of the other Acquired Fund do not, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described above.

            Shareholders who object to the Acquisition of their Acquired Fund will not be entitled under Massachusetts law or the Declaration of Trust of the Advisor Trust or the Investment Trust, as applicable, to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisitions are consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisitions.

      Terms of the Agreement and Plan of Reorganization

            If approved by the shareholders of each Acquired Fund, the Acquisitions are expected to occur on or around [July ___], 2002, each under a separate Agreement and Plan of Reorganization. A form of the Agreement and Plan of Reorganization relating to the acquisition of the Liberty Young Investor Fund is attached as Appendix A to this combined Prospectus/Proxy Statement, and a form of the Agreement and Plan of Reorganization relating to the acquisition of the Growth Investor Fund is attached as Appendix B to this combined Prospectus/Proxy Statement. Please review Appendix A and/or Appendix B, as applicable. The following is a brief summary of the principal terms of each Agreement and Plan of Reorganization:

            - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares+ to the Stein Roe Young Investor Fund in exchange for shares of the same class of the Stein Roe Young Investor Fund* with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

            - The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on [July ___], 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisitions.

            - The shares of each class of the Stein Roe Young Investor Fund received by each Acquired Fund will be distributed to each Acquired Fund's respective shareholders of the same class* pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

            - After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

----------
+ The votes of Class K shareholders on the Acquisition relating to the Liberty Young Investor Fund will be counted both (1) together with the votes of Class A shareholders of the Liberty Young Investor Fund, to determine whether the Acquisition can proceed, and (2) separately, to determine whether Class K shareholders of the Liberty Young Investor Fund will, after the Acquisition, remain Class A shareholders of the Stein Roe Young Investor Fund or will instead receive cash equal to the total net asset value of their Class K shares. See "Information Applicable to Class K Shareholders of the Liberty Young Investor Fund."

* Class K shareholders of the Liberty Young Investor Fund will receive Class A shares of the Stein Roe Young Investor Fund, and Class S shareholders of the Growth Investor Fund will receive Class Z shares of the Stein Roe Young Investor Fund, in each case as discussed under the section "Shares You Will Receive" in the Proposal applicable to your Acquired Fund.

            - Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of the Trustees of each Trust that is party to such Acquisition.

      Federal Income Tax Consequences

            Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Acquired Fund and the Stein Roe Young Investor Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming each such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

            - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of either Acquisition;

            - under Section 358 of the Code, the tax basis of the Stein Roe Young Investor Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Liberty Young Investor Fund or Growth Investor Fund shares exchanged therefor, as applicable;

            - under Section 1223(1) of the Code, your holding period for the Stein Roe Young Investor Fund shares you receive will include the holding period for your Liberty Young Investor Fund or Growth Investor Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;

            - under Section 1032 of the Code, no gain or loss will be recognized by the Stein Roe Young Investor Fund as a result of the relevant Acquisition;

            - under Section 362(b) of the Code, the Stein Roe Young Investor Fund's tax basis in the assets that the Stein Roe Young Investor Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

            - under Section 1223(2) of the Code, the Stein Roe Young Investor Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

            Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of the relevant Fund's Trust. Neither opinion is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

            Prior to the closing of each Acquisition, the relevant Acquired Fund will, and the Stein Roe Young Investor Fund may, distribute to their shareholders all of their respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

            A substantial portion of the portfolio assets of each Acquired Fund may be sold in connection with the Acquisitions. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the relevant Acquired Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the relevant Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

            [Realized gains represented [___]% of the Stein Roe Young Investor Fund's net asset value per share as of [DATE]. Some or all of those gains could be distributed to all shareholders of the combined fund, including former Liberty Young Investor Fund or Growth Investor Fund shareholders. Such distributions would be taxable to the shareholders of the respective Funds.]

            The Stein Roe Young Investor Fund's ability to carry forward the pre-Acquisition losses of each Acquired Fund and use them to offset future gains of the Stein Roe Young Investor Fund will be limited. In particular, it is expected that of the approximately $[12 million] as of [February 28, 2002], approximately $2 million of the pre-Acquisition losses of the Growth Investor Fund will become permanently unavailable for use by the Stein Roe Young Investor Fund. The impact of the limitation on the use of the Growth Investor Fund's losses will be offset to some extent by capital loss carryforwards available to the Stein Roe Young Investor Fund as a result of the Acquisition of the Liberty Young Investor Fund. As a result of the Acquisitions, the capital loss carryforwards remaining available to the Stein Roe Young Investor Fund will offset capital gains accruing after the Acquisitions and thus reduce distributions to a broader group of shareholders than would have been the case absent such Acquisition. Therefore, in certain circumstances, former shareholders of the Acquired Funds may pay more taxes, or pay taxes sooner, than they would if the Acquisitions did not occur.

            This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

                            INFORMATION APPLICABLE TO
             CLASS K SHAREHOLDERS OF THE LIBERTY YOUNG INVESTOR FUND

            It is proposed that, if the Class K shareholders of the Liberty Young Investor Fund approve the Agreement and Plan of Reorganization and the Acquisition occurs, they would receive Class A shares of the Stein Roe Young Investor Fund. Because these Class A shares are subject to a higher 12b-1 fee, Class K shareholders of the Liberty Young Investor Fund are entitled to a separate vote on the Acquisition. Accordingly, the votes of Class K shareholders on the Acquisition will be counted both (1) together with the votes of Class A shareholders of the Liberty Young Investor Fund, to determine whether the Acquisition can proceed, and (2) separately, to determine whether Class K shareholders of the Liberty Young Investor Fund will, after the Acquisition, remain Class A shareholders of the Stein Roe Young Investor Fund or will instead receive cash equal to the total net asset value of their Class K shares. This section is intended to help you understand the different outcomes for Class K shareholders if they approve or do not approve the Acquisition.

      What happens if Class K shareholders approve the Acquisition of the Liberty Young Investor Fund and Liberty Young Investor Fund shareholders as a whole approve its Acquisition?

            If Class K shareholders approve the Acquisition of the Liberty Young Investor Fund, and the shareholders of the Liberty Young Investor Fund as a whole approve its Acquisition, the Acquisition, subject to the terms of the Agreement and Plan of Reorganization, will take place as described above and Class K shareholders will receive Class A shares of the Stein Roe Young Investor Fund in exchange for their Class K shares. Please review Proposal 1 for more information.

      What happens if Class K shareholders approve the Acquisition of the Liberty Young Investor Fund, but Liberty Young Investor Fund shareholders as a whole do not approve the Acquisition?

            If the Acquisition is not approved by Liberty Young Investor Fund shareholders as a whole, the Acquisition will not occur.

      What happens if Class K shareholders do not approve the Acquisition of the Liberty Young Investor Fund, but Liberty Young Investor Fund shareholders as a whole approve the Acquisition?

            If Class K shareholders of the Liberty Young Investor Fund do not approve its Acquisition, but the shareholders of the Liberty Young Investor Fund as a whole approve the Acquisition, the Acquisition will proceed as described above, except that the Liberty Young Investor Fund will instruct the Stein Roe Young Investor Fund to redeem the Class A shares of the Stein Roe Young Investor Fund distributed to the Class K shareholders of the Liberty Young Investor Fund (other than Class K shareholders who have instructed the transfer agent of the Stein Roe Young Investor Fund that they wish to remain Class A shareholders of that Fund). As a result, Class K shareholders of the Liberty Young Investor Fund who do not give instructions otherwise will receive cash equal to the total net asset value of their Class K shares. You can give instructions to the transfer agent of the Stein Roe Young Investor Fund by calling ______________.

            In the event that Class K shareholders of the Liberty Young Investor Fund do not approve their Acquisition, but the shareholders of the Liberty Young Investor Fund as a whole approve the Acquisition, the Acquisition will constitute a realization event, and you may recognize a gain or loss, for federal income tax purposes. Consult your tax advisor about the tax effects for Class K shareholders under these circumstances.

                                     GENERAL

VOTING INFORMATION

            The Trustees of the Advisor Trust and the Investment Trust are soliciting proxies from the shareholders of the Liberty Young Investor Fund and the Growth Investor Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on June 28, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about [May ___], 2002.

      Information About Proxies and the Conduct of the Meeting

            Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Liberty Young Investor Fund or the Growth Investor Fund or by employees or agents of Columbia and its affiliated companies. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[_______], which will be paid by Columbia as noted below.

      Voting Process

            You can vote in any one of the following ways:

            a.    By mail, by filling out and returning the enclosed proxy card;

            b. By phone or Internet (see enclosed proxy insert for instructions); or

            c.    In person at the Meeting.

            Shareholders who owned shares on the record date, April 17, 2002, are entitled to vote at the Meeting. For each share of your Acquired Fund that you hold, you are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. For example, a share having a net asset value of $10.50 determined at the close of business on the record date would be entitled to 10.5 votes. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

            Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisitions will be borne by Columbia.

            Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the applicable Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of your Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

            Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of each of the Liberty Young Investor Fund and the Growth Investor Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the respective Acquired Funds at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any Proposal, these shares will have the same effect as if they cast votes against the applicable Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

            Advisor's and Underwriter's Addresses. The address of each Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

            Outstanding Shares and Significant Shareholders. Appendix C to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 17, 2002, for each class of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

            Adjournments; Other Business. If either Acquired Fund has not received enough votes by the time of the Meeting to approve its Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal. They will vote against any such adjournment any proxy that directs them to vote against the relevant Proposal. They will not vote any proxy that directs them to abstain from voting on the relevant Proposal.

            The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is Proposals 1 and 2. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the relevant Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

            Shareholder Proposals at Future Meetings. Neither the Advisor Trust nor the Investment Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of any Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of the Advisor Trust or the Investment Trust, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                  APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                         RELATING TO THE ACQUISITION OF
                         THE LIBERTY YOUNG INVESTOR FUND

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [April   ], 2002, is
by and among the Liberty-Stein Roe Advisor Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated July 31, 1996, as amended, on behalf of the Liberty Young Investor Fund (the "Acquired Fund"), a series of the Trust, Liberty-Stein Roe Funds Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of the Stein Roe Young Investor Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     If the reorganization is approved by the Class A and Class K shareholders of the Acquired Fund voting together as a single class and by Class K shareholders of the Acquired Fund voting separately as a single class (such approval by Class K shareholders of the Acquired Fund referred to herein as "Class K Shareholder Approval"), the reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     If the reorganization is approved by the Class A and Class K shareholders of the Acquired Fund voting together as a single class but not by Class K shareholders of the Acquired Fund voting separately as a single class, the reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution, in liquidation of the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund and, in the case of such Acquisition Shares distributed to Class K shareholders of the Acquired Fund that have not instructed the Acquiring Fund's transfer agent otherwise, the redemption for cash of such Acquisition Shares, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing"); provided, however, if the Acquired Fund has not obtained Class K Shareholder Approval, the Acquiring Fund shall redeem those Acquisition Shares distributed to Class K shareholders of the Acquired Fund that have not instructed the transfer agent of the Acquiring Fund otherwise.

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. If the Acquired Fund has not obtained Class K Shareholder Approval immediately prior to the close of regular trading on the New York Stock Exchange on the Valuation Date, it will instruct the Acquiring Fund to redeem the Acquisition Shares to be received by its Class K shareholders, except for Acquisition Shares to be received by such Class K shareholders as shall have instructed the Acquired Fund's transfer agent that they wish to retain such Acquisition Shares.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its Class A and Class K shareholders of record ("Acquired Fund Shareholders") determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to the applicable open accounts on the share records of the Acquiring Fund in the names of the applicable Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the

          Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be on           , 2002, or on such other date
          as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for Stein Roe Young Investor Fund."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since September 30, 2001;

        (g) Since September 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since September 30, 2001;

        (h) Since September 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares*, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set

---------------

* Class S shares of the acquiring Fund will be redesignated Class Z shares on the Closing Date.

            forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph
             5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (f) The shareholders of the Acquired Fund, will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, one hundred percent (100%) of such expenses shall be borne by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

         (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

         (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         If the transactions contemplated by this Agreement have not been
         substantially completed by             , 2002, this Agreement shall
         automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty-Stein Roe Advisor Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary, or to Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY-STEIN ROE ADVISOR TRUST
                                          on behalf of Liberty Young Investor
                                          Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          LIBERTY-STEIN ROE FUNDS INVESTMENT
                                          TRUST
                                          on behalf of Stein Roe Young Investor
                                          Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                                                  APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                         RELATING TO THE ACQUISITION OF
                        THE LIBERTY GROWTH INVESTOR FUND

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization dated as of [April   ], 2002, is
by and among the Liberty-Stein Roe Funds Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of the Liberty Growth Investor Fund (the "Acquired Fund"), a series of the Trust, Liberty-Stein Roe Funds Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of the Stein Roe Young Investor Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares, Class C shares and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be on             , 2002, or on such other date
          as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for Stein Roe Young Investor Fund."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since September 30, 2001;

        (g) Since September 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the

              Closing Date (except that Class B shares of the Acquired Fund convert automatically into Class A shares, as set forth in the Acquired Fund Prospectus);

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since September 30, 2001;

        (h) Since September 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares*, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

---------------

*Class S shares of the Acquiring Fund will be redesignated Class Z shares on the Closing Date.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares, Class C shares and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph
             5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2.

     8.2. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the

             Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (f) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

         (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

         (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         If the transactions contemplated by this Agreement have not been
         substantially completed by           , 2002, this Agreement shall
         automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY-STEIN ROE FUNDS
                                          INVESTMENT TRUST
                                          on behalf of Liberty Growth Investor
                                          Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          LIBERTY-STEIN ROE FUNDS
                                          INVESTMENT TRUST
                                          on behalf of Stein Roe Young Investor
                                          Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          Solely for purposes of paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                                                      APPENDIX C

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE LIBERTY YOUNG INVESTOR FUND AND THE GROWTH INVESTOR FUND

            For each class of each Acquired Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of April 17, 2002, was as follows:

                                                                                          NUMBER OF SHARES
                                                                                          OUTSTANDING AND
FUND                                                                        CLASS         ENTITLED TO VOTE
----                                                                        -----         ----------------

LIBERTY YOUNG INVESTOR FUND.........................................          A
                                                                              K

GROWTH INVESTOR FUND................................................          A
                                                                              B
                                                                              C
                                                                              S
                                                                              Z

OWNERSHIP OF SHARES

            As of April 17, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and of each Trust as a whole. As of April 17, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                                     NUMBER OF       PERCENTAGE OF
                                                                                    OUTSTANDING       OUTSTANDING
                                                                                     SHARES OF      SHARES OF CLASS
FUND AND CLASS                           NAME AND ADDRESS OF SHAREHOLDER            CLASS OWNED          OWNED
--------------                           -------------------------------            -----------          -----

LIBERTY YOUNG INVESTOR FUND

    Class A..................

    Class K..................

GROWTH INVESTOR FUND

    Class A..................

    Class B..................

    Class C..................

    Class S..................

    Class Z..................

STEIN ROE YOUNG INVESTOR FUND

    Class S..................

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

            As of April 17, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Stein Roe Young Investor Fund upon consummation of the Acquisition:

                                                                                                 PERCENTAGE OF
                                                                                             OUTSTANDING SHARES OF
                                                                                                CLASS OWNED UPON
                                                                                                CONSUMMATION OF
FUND AND CLASS                                  NAME AND ADDRESS OF SHAREHOLDER                   ACQUISITION
--------------                                  -------------------------------                   -----------

LIBERTY YOUNG INVESTOR FUND

    Class A.....................

    Class K.....................

GROWTH INVESTOR FUND

    Class A.....................

    Class B.....................

    Class C.....................

    Class S.....................

    Class Z.....................

STEIN ROE YOUNG INVESTOR FUND

    Class S.....................

                                                                      APPENDIX D

                                 CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each of the Liberty Young Investor Fund, the Growth Investor Fund and the Stein Roe Young Investor Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of both Acquired Funds by the Stein Roe Young Investor Fund at net asset value as of that date.

                                                                                                     STEIN ROE YOUNG
                                                                                                      INVESTOR FUND
                           LIBERTY YOUNG         GROWTH        STEIN ROE YOUNG       PRO FORMA          PRO FORMA
                           INVESTOR FUND     INVESTOR FUND      INVESTOR FUND       ADJUSTMENTS      COMBINED(1)(2)(3)
                           -------------     -------------      -------------       -----------      -----------------
Class A
Net asset value              $115,674,133     $ 3,098,754                         $    263,677 (4)     $119,036,564(4)
Shares outstanding              9,986,032         392,283                           (4,482,497)(4)        5,895,818(4)
Net asset value per          $      11.58     $      7.90                                              $      20.19
share

Class B
Net asset value                               $11,649,296                                              $ 11,649,296
Shares outstanding                              1,499,464                             (922,481)             576,983
Net asset value per                           $      7.77                                              $      20.19
share

Class C
Net asset value                               $   806,996                                              $    806,996
Shares outstanding                                103,852                              (63,882)              39,970
Net asset value per                           $      7.77                                              $      20.19
share

Class K
Net asset value              $    263,677                                         $   (263,677)(5)
Shares outstanding                 22,756                                              (22,756)(5)
Net asset value per          $     11.59
share

Class S
Net asset value                               $12,231,883       $798,086,480     $(810,318,363)(6)
Shares outstanding                              1,539,409         39,533,082       (41,072,491)(6)
Net asset value per                           $      7.95       $      20.19
share

Class Z
Net asset value                               $       731                        $ 810,318,363 (7)     $810,319,094(7)
Shares outstanding                                     92                           40,138,865 (7)       40,138,957(7)
Net asset value per                           $      7.94                                              $      20.19
share

----------
(1) Assumes the Acquisitions were consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Young Investor Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Young Investor Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Stein Roe Young Investor Fund on February 28, 2002. As of February 28, 2002, there were no Class A, Class B, Class C or Class Z shares of the Stein Roe Young Investor Fund outstanding. Class A shares and Class K shares of the Liberty Young Investor Fund will be exchanged for new Class A shares of the Stein Roe Young Investor Fund upon consummation of the Acquisitions. Class A, Class B, Class C and Class Z shares of the Growth Investor Fund will be exchanged for new Class A, Class B, Class C and Class Z shares of the Stein Roe Young Investor Fund and Class S shares of the Growth Investor Fund will be exchanged for new Class Z shares of the Stein Roe Young Investor Fund upon consummation of the Acquisitions.

(3) Assumes Class K shareholders of the Liberty Young Investor Fund approve its Acquisition. If Class K shareholders were not to approve the Acquisition, the net asset value, number of shares outstanding and net asset value per share for Class A shares of the Stein Roe Young Investor Fund, on a pro forma combined basis, would be $118,722,887, 5,882,758 and $20.19, respectively.

(4) Includes net asset value attributable to, and shares outstanding of, the Class K shares of the Liberty Young Investor Fund.

(5) Class K shareholders of the Liberty Young Investor Fund will receive Class A shares of the Stein Roe Young Investor Fund on the date of the Acquisitions.

(6) Existing shares of the Stein Roe Young Investor Fund will be redesignated as Class Z shares at the time of the Acquisitions. Class S shareholders of the Growth Investor Fund will receive Class Z shares of the Stein Roe Young Investor Fund on the date of the Acquisition.

(7) Includes net asset value attributable to, and shares outstanding of, the existing shares of the Stein Roe Young Investor Fund and the Class S shares of the Growth Investor Fund.

                                 CAPITALIZATION

            The following table shows on an unaudited basis the capitalization of the Liberty Young Investor Fund and the Stein Roe Young Investor Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Liberty Young Investor Fund, but not the Growth Investor Fund, by the Stein Roe Young Investor Fund at net asset value as of that date.

                                                                                                   STEIN ROE YOUNG
                                                                                                    INVESTOR FUND
                                   LIBERTY YOUNG      STEIN ROE YOUNG                             PRO FORMA COMBINED
                                   INVESTOR FUND       INVESTOR FUND     PRO FORMA ADJUSTMENTS       (1) (2) (3)
                                   -------------       -------------     ---------------------    ------------------
Class A
Net asset value..............     $  115,674,133                           $     263,677 (4)      $   115,937,810
Shares outstanding...........          9,986,032                              (4,243,694)(4)            5,742,338
Net asset value per share....     $        11.58                                                  $         20.19

Class K
Net asset value..............     $      263,677                           $    (263,677)(5)
Shares outstanding...........             22,756                                 (22,756)(5)
Net asset value per share....     $        11.59

Class S
Net asset value..............                         $   798,086,480      $(798,086,480)(6)
Shares outstanding...........                              39,533,082        (39,533,082)(6)
Net asset value per share....                         $         20.19

Class Z
Net asset value..............                                              $  798,086,480(7)      $   798,086,480
Shares outstanding...........                                                  39,533,082(7)           39,533,082
Net asset value per share....                                                                     $         20.19

----------

(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Young Investor Fund will be received by the shareholders of the Liberty Young Investor Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Young Investor Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Stein Roe Young Investor Fund on February 28, 2002. As of February 28, 2002, there were no Class A or Class Z shares of the Stein Roe Young Investor Fund outstanding. Class A shares and Class K shares of the Liberty Young Investor Fund will be exchanged for new Class A shares of the Stein Roe Young Investor Fund upon consummation of the Acquisition.

(3) Assumes Class K shareholders of the Liberty Young Investor Fund approve its Acquisition. If Class K shareholders were not to approve the Acquisition, the net asset value, number of shares outstanding and net asset value per share for Class A shares of the Stein Roe Young Investor Fund, on a pro forma combined basis, would be $115,674,133, 5,729,279 and $20.19, respectively.

(4) Includes net asset value attributable to, and shares outstanding of, the Class K shares of the Liberty Young Investor Fund.

(5) Class K shareholders of the Liberty Young Investor Fund will receive Class A shares of the Stein Roe Young Investor Fund on the date of the Acquisitions.

(6) Class S shares of the Stein Roe Young Investor Fund will be redesignated as Class Z shares at the time of the Acquisition.

(7) Includes net asset value attributable to, and shares outstanding of, the Class S shares of the Stein Roe Young Investor Fund.

                                 CAPITALIZATION

            The following table shows on an unaudited basis the capitalization of the Growth Investor Fund and the Stein Roe Young Investor Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Growth Investor Fund, but not the Liberty Young Investor Fund, by the Stein Roe Young Investor Fund at net asset value as of that date.

                                                                                                STEIN ROE YOUNG
                                   GROWTH INVESTOR   STEIN ROE YOUNG                           INVESTOR FUND PRO
                                         FUND         INVESTOR FUND    PRO FORMA ADJUSTMENTS     FORMA COMBINED (1)(2)
                                   ---------------   ---------------   ---------------------   ----------------
Class A
Net asset value..............        $   3,098,754                                               $   3,098,754
Shares outstanding...........              392,283                              (238,803)              153,480
Net asset value per share....        $        7.90                                               $       20.19

Class B
Net asset value..............        $  11,649,296                                               $  11,649,296
Shares outstanding...........            1,499,464                              (922,481)              576,983
Net asset value per share....        $        7.77                                               $       20.19

Class C
Net asset value..............        $     806,996                                               $     806,996
Shares outstanding...........              103,852                               (63,882)               39,970
Net asset value per share....        $        7.77                                               $       20.19

Class S
Net asset value..............        $  12,231,883     $ 798,086,480       $(810,318,363)(3)
Shares outstanding...........            1,539,409        39,533,082         (41,072,491)(3)
Net asset value per share....        $        7.95     $       20.19

Class Z
Net asset value..............        $         731                         $ 810,318,363 (4)     $ 810,319,094(4)
Shares outstanding...........                   92                            40,138,865 (4)        40,138,957(4)
Net asset value per share....        $        7.94                                               $       20.19

----------
(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Young Investor Fund will be received by the shareholders of the Growth Investor Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Young Investor Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Stein Roe Young Investor Fund on February 28, 2002. As of February 28, 2002, there were no Class A, B, C or Z shares of the Stein Roe Young Investor Fund outstanding. Class A, B, C and Z shares of the Growth Investor Fund will be exchanged for new Class A, B, C and Z shares of the Stein Roe Young Investor Fund upon consummation of the Acquisition.

(3) The existing shares of the Stein Roe Young Investor Fund will be redesignated as Class Z shares at the time of the Acquisitions. Class S shareholders of the Growth Investor Fund will receive Class Z shares of the Stein Roe Young Investor Fund on the date of the Acquisition.

(4) Includes net asset value attributable to, and shares outstanding of, the existing shares of the Stein Roe Young Investor Fund and the Class S shares of the Growth Investor Fund.

                                                                      APPENDIX E

              MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE FOR THE
                          STEIN ROE YOUNG INVESTOR FUND

AFTER SEPTEMBER 11TH:
A SPECIAL REPORT FROM DAVE BRADY AND ERIK GUSTAFSON

Since the terrorist attacks in September, our lives have certainly changed. The tremendous loss of life in New York, Washington, DC and Pennsylvania has been devastating. Although this loss of life will always be the most important and heartbreaking impact of the attacks, our lives have been affected in many ways. There is increased security at government and office buildings and many schools. Relief organizations are asking for food, money, and volunteers to help the victims. In the news, on the radio, in our schools -- everywhere we look, people are talking about the tragedies, hanging up signs, and displaying American flags to show their patriotism. Like the ripples you see when you throw a stone into a lake, the effects of the terrorist attacks have spread to just about every area of our lives.

We understand the sadness and outrage that many Americans feel because we feel it ourselves. As your fund managers, however, it is our job to look at how these terrible events have impacted Young Investor Fund, and to try to relieve its effect on your investment.

If you've been reading your shareholder reports and Dollar Digest, you know that our economy has been slowing down in the past year. Simply stated, the initial result of the September 11th attacks was to create even more challenges for the US economy. One of the main reasons is that since September 11th, many investors and consumers (people like you who buy products and services) have been feeling unsure of what the future may bring for the country's economy and for them personally. Many people stopped going out to eat or going to the movies. Many businesses suffered because people weren't buying as many cars, toys, clothes or other products. And when people aren't spending as much money, our economy suffers.

To understand the domino effect that changes in our spending habits can have, consider a make believe bubble gum manufacturer, Chewalot, Inc. If people stop buying bubble gum, Chewalot would not make as much money, which means that they would have less to spend on supplies and to pay their workers. Now imagine that Chewalot, Inc. uses foil wrappers to wrap their gum, and that they buy the wrappers from WrapTech Corporation. If Chewalot spends less on wrappers, WrapTech would not make as much money. Now WrapTech has less money to spend, and they could have to lay off some of their workers. Since these workers would no longer be paid, they would not have as much money to put back into the economy by buying products and services. Like dominos, the bubble gum chewers would affect the bubble gum suppliers and their workers, who in turn would affect their suppliers and their workers, and on and on.

      "We understand the sadness and outrage that many Americans feel because we feel it ourselves. As your fund managers, however, it is our job to look at how these terrible events have impacted Young Investor Fund, and to try to relieve its effect on your investment."

Where is our economy headed? We can't say for sure, since no one can predict the future. What we can do is use our experience and our knowledge of how the market and the economy have reacted in the past to make an educated guess. Even though it doesn't look so good right now, we believe that there are several factors on our side. First of all, we live in a country with a remarkably resilient economy -- in other words, an economy that can bounce back.

      "From our point of view, a company with good management and strong financials has great potential to grow in value when the economy turns around. On the other hand, a company whose management is weak and whose financials are lagging would probably not do well in any market."

Our government can help with this process. One of the things that could help is increasing the amount of liquidity in the economy. (Liquidity refers to cash or securities that can easily be converted into cash.) The Federal Reserve Board seems ready to provide the economy with the liquidity it needs to get itself back on track. Also, President Bush has developed a tax relief package that will allow consumers to keep more of the money they make. Consumers with money to spend are good for our economy.

As growth investors, we have always been more concerned with what may happen to our stocks in a few years than we are with what happens to them today. Our purpose right now is to be ready for a turnaround in our economy when it comes. From our point of view, a company with good management and strong financials has great potential to grow in value when the economy turns around. On the other hand, a company whose management is weak and whose financials are lagging would probably not do well in any market.

We don't believe that the low stock prices of many companies owned by the fund mean that they are unwise investments. Rather, we believe in the value of the companies that we have chosen, and will continue to seek out those companies whose strength may help us rebuild.

Our nation has suffered a great loss on many levels, and some of it cannot be regained. Much has changed that will never go back to the way it was before the attacks. However, with respect to the market, we believe there are opportunities for recovery.

PORTFOLIO MANAGERS' REPORT

Mr. Brady and Mr. Gustafson, senior vice presidents of the advisor, have been portfolio managers of the fund since 1997, and managed its predecessor since 1995.

HOW DID THE FUND PERFORM DURING THE PERIOD?

For the fiscal year that ended on September 30, 2001 (see "Did You Know?" for a definition of fiscal year), the fund was down 40.08%. The fund did not perform nearly as well as its benchmark, the S&P 500, which posted a total return of negative 26.61% for the same period.

We realize that this is not good news for our shareholders, and we certainly would have liked to see better returns. As we discussed in the last shareholder report, a significant portion of the fund is invested in large cap growth stocks (if you remember, large cap growth stocks are those we feel have excellent long-term growth prospects and large market capitalizations). In fact, according to Lipper, Inc., a monitor of mutual fund performance, large cap growth funds were down an average of 43.57%(1) As you can see, Young Investor Fund beat the average for this time period.

WHAT AREAS OF THE MARKET DID NOT PERFORM WELL FOR THE FUND?

The biggest problem areas for the fund were undoubtedly technology and telecommunications. For companies such as Rational Software (0.7% of net assets), profiled in this issue of Dollar Digest, the slowing market environment led to lower sales during the period. This caused the price of the stock to drop.

You may wonder, if a company's stock is performing badly and causing the fund's value to fall, why don't we just sell it and find a better stock? That question is best answered using an analogy. Picture two houses--one built solidly of brick, and the other of straw. The straw house is likely to fall down sooner or later, even in good weather, while the brick house stands. If a hurricane hits, which house would you rather be in? Would you get rid of the brick house because it loses a shutter or a window breaks, if the house remains standing and protects you from the storm? We feel similarly about investing-- although many of our stocks have taken a beating in the recent market, we believe that, like the brick house, they are still fundamentally strong and are likely to recover when the storm passes. True to this philosophy, we have held on to companies such as Rational Software as we believe that its fundamentals-- the characteristics that determine a company's ability to weather a market slump--are strong, and that it should be able to recover once the market environment becomes more positive.

                                  DID YOU KNOW?

      As you read your annual report, you may notice that we refer to the "year ended September 30." This may seem a bit strange, since we all know that the last day of every year is December 31st. Normally, when you think of a year, you think of the calendar year--for example, the one that ended last New Year's Eve when the calendar switched from 2000 to 2001. For Young Investor Fund, however, the year begins on October 1st and ends on September 30th. This is called a FISCAL YEAR--the time period that those who keep track of the fund's holdings use to plan for fund expenses. Even though our calendar year is coming to an end, the fund's fiscal year has just begun.

WERE THERE ANY BRIGHT SPOTS FOR THE FUND DURING THE PERIOD?

As we mentioned earlier, despite its negative return Young Investor Fund did outperform the average of its peers.1 Despite the gloomy market conditions and their effect on many of the fund's holdings, there were a few companies that performed well during the period. Two of these were companies that you've probably heard of: Johnson & Johnson (5.0% of net assets), a leading producer of health care products such as Band-Aids and Tylenol, and Mattel (3.2% of net assets), a leading manufacturer of toys and games such as Barbie, Scrabble, and Outburst.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives to those of the fund. Past performance cannot predict future results.

WHAT WAS YOUR STRATEGY DURING THE PERIOD, AND WHAT NEW STOCKS HAVE YOU
PURCHASED?

Early in the period, we began to use a strategy that we believed would see the fund through what we anticipated would be a difficult market. As we saw large cap growth stocks decline, we began to replace some of the bigger companies in our portfolio with midcap and small cap companies. (As we mentioned in an earlier report, midcap companies typically have market capitalizations between $1 and $10 billion, while small caps are usually under $1 billion.)

One of the companies we added over the course of the year was Alcoa (1.8% of net assets). Alcoa has many characteristics that we feel made it a good purchase for the fund. It is the world's leading producer of aluminum. In 2000, Alcoa generated $22.9 billion in revenue. Aluminum from Alcoa can be found in a vast array of products, from Reynolds WrapTM aluminum foil to cars and airplanes. We purchased the stock because we felt that Alcoa benefitted from strong leadership and sound management, and that it may have a positive impact on fund performance in the long run.

                                 DID YOU KNOW?

      In this report, we provided some information about Alcoa, one of the fund's recent purchases. However, these basic facts are not all there is to know about Alcoa. Alcoa is widely known for its commitment to the environment, and to the health and safety of its workers. The Alcoa Foundation contributes money all over the world to causes such as education, community improvements, and cultural endeavors. In May, Alcoa received the Ron Brown Award for Corporate Leadership, which recognizes outstanding achievement in employee and community relations.

WHAT IS YOUR OUTLOOK FOR THE NEXT FEW MONTHS?

While we anticipate that the markets will recover at some point, we feel that this may not happen in 2001. In fact, we may be well into 2002 before we begin to see signs that things are turning around. For more information on our current market outlook, please see the special commentary at the beginning of this report.

An investment in the fund offers significant long-term growth potential, but also involves certain risks, including more volatility than the stock market in general. The fund may be affected by stock market fluctuations that occur in response to economic and business developments.

PERFORMANCE

TOP 10 HOLDINGS AS OF 9/30/01 (%)

                       Johnson & Johnson............................   5.0
                       Household International......................   4.8
                       Citigroup....................................   4.1
                       Walgreen.....................................   3.9
                       Safeway......................................   3.8
                       Kinder Morgan................................   3.6
                       Wells Fargo..................................   3.5
                       American Home Products.......................   3.3
                       Microsoft....................................   3.3
                       General Electric.............................   3.2

Holdings are calculated as a percentage of net assets in SR&F Growth Investor Portfolio. Because the Portfolio is actively managed, there can be no guarantee the Portfolio will continue to maintain these holdings.

WHAT DO THE NUMBERS MEAN?

The AVERAGE ANNUAL TOTAL RETURN is given for periods greater than a year (for instance, the "five-year" and "since inception" returns in the chart). This percentage represents the average yearly return for the time period specified.

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/01 (%)

                                                                                    SINCE
                                                                                  INCEPTION
                                                              1-YEAR    5-YEAR    (4/29/94)
                                  Young Investor Fund        -40.08      4.66       12.83
                                  S&P 500 Index              -26.61     10.23       13.99

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 Index is an unmanaged group of stocks that differs in composition from the fund and is not available for direct investment. The fund began operations on April 29, 1994. Benchmark information is from April 30, 1994. Stein Roe Young Investor Fund invests all of its investable assets in SR&F Growth Investor Portfolio, which has the same investment objectives and substantially the same investment policies as the fund.

                                  DID YOU KNOW?

      When measuring fund performance, it is helpful to use more than one tool. While it is important to keep track of your fund's short-term performance by looking at the chart on the previous page, it is also important to evaluate how your fund performs over a longer period of time. The chart below tells you how much money you would have at the end of the reporting period if you had invested $10,000 on April 29, 1994, the fund's inception date.

Performance of a $10,000 investment
4/29/94 - 9/30/01

[PERFORMANCE GRAPH]

                                                         YOUNG INVESTOR FUND   S&P 500
                                                               10000.00        10000.00
                                              04/1994          10040.00        10164.00
                                                                9700.00         9915.00
                                                                9860.00        10240.00
                                                               10299.00        10660.00
                                                               10240.00        10399.00
                                                               10660.00        10633.00
                                                               10450.00        10246.00
                                                               10738.00        10397.00
                                              12/1994          10779.00        10667.00
                                                               11031.00        11083.00
                                                               11414.00        11410.00
                                                               11545.00        11745.00
                                                               11737.00        12215.00
                                                               12724.00        12498.00
                                                               13490.00        12913.00
                                                               13661.00        12946.00

                                                               14396.00        13492.00
                                                               14104.00        13443.00
                                                               14909.00        14033.00
                                                               15010.00        14304.00
                                              12/1995          15597.00        14791.00
                                                               15806.00        14928.00
                                                               16465.00        15071.00
                                                               17575.00        15293.00
                                                               18422.00        15688.00
                                                               18778.00        15747.00
                                                               17533.00        15051.00
                                                               18318.00        15369.00
                                                               19511.00        16234.00
                                                               19782.00        16682.00
                                                               20558.00        17943.00
                                                               20278.00        17588.00
                                              12/1996          21221.00        18687.00
                                                               20669.00        18833.00
                                                               19293.00        18059.00
                                                               20159.00        19137.00
                                                               21719.00        20303.00
                                                               22759.00        21214.00
                                                               24341.00        22901.00
                                                               23506.00        21618.00
                                                               24656.00        22803.00
                                                               23941.00        22041.00
                                                               24537.00        23062.00
                                                               25607.00        23458.00
                                              12/1997          25760.00        23719.00
                                                               27826.00        25429.00
                                                               28903.00        26731.00
                                                               29233.00        27001.00
                                                               28233.00        26536.00
                                                               29848.00        27614.00
                                                               28869.00        27318.00
                                                               23514.00        23374.00
                                                               24932.00        24865.00
                                                               26647.00        26889.00
                                                               28219.00        28521.00
                                                               30124.00        30164.00
                                              12/1998          31522.00        31425.00
                                                               30406.00        30447.00
                                                               32783.00        31665.00
                                                               33616.00        32891.00
                                                               32456.00        32114.00
                                                               34044.00        33897.00
                                                               32243.00        32839.00
                                                               31588.00        32678.00
                                                               30890.00        31783.00
                                                               33435.00        33795.00
                                                               35552.00        34488.00
                                                               39665.00        36512.00
                                              12/1999          38745.00        34679.00
                                                               42294.00        34024.00
                                                               43546.00        37351.00
                                                               39953.00        36227.00
                                                               36266.00        35484.00
                                                               39620.00        36361.00
                                                               38970.00        35794.00
                                                               42871.00        38016.00
                                                               40869.00        36009.00

                                                               39516.00        35858.00
                                                               34557.00        33032.00
                                                               35680.00        33194.00
                                              12/2000          37443.00        34372.00
                                                               33590.00        31238.00
                                                               30993.00        29257.00
                                                               33932.00        31530.00
                                                               33721.00        31742.00
                                                               32480.00        30970.00
                                                               30353.00        30667.00
                                                               28304.00        28747.00
                                              09/2001          24500.00        26407.00

Past performance is no guarantee of future results. Share price and investment return will vary, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment in the fund on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs in composition from the fund and is not available for direct investment. Benchmark performance is from April 30, 1994.

                                                                      APPENDIX F

             INFORMATION APPLICABLE TO STEIN ROE YOUNG INVESTOR FUND
                           CLASS A, B, C AND Z SHARES

INFORMATION APPLICABLE TO CLASS A, B AND C SHARES ONLY

Sales Charges

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, these sales charges may be waived, as described below.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below.

                                                                             % OF
                                                                           OFFERING
                                               AS A %                      OF PRICE
                                             THE PUBLIC       AS A %      RETAINED BY
                                              OFFERING       OF YOUR       FINANCIAL
       AMOUNT OF PURCHASE                       PRICE       INVESTMENT   ADVISOR FIRM
       Less than $50,000                        5.75           6.10          5.00

       $50,000 to less than $100,000            4.50           4.71          3.75

       $100,000 to less than $250,000           3.50           3.63          2.75

       $250,000 to less than $500,000           2.50           2.56          2.00

       $500,000 to less than $1,000,000         2.00           2.04          1.75

       $1,000,000 or more                       0.00           0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION:

       AMOUNT PURCHASED                                    COMMISSION %
       First $3 million                                        1.00

       $3 million to less than $5 million                      0.80

       $5 million to less than $25 million                     0.50

       $25 million or more                                     0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart above), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

                                                         % DEDUCTED WHEN
       HOLDING PERIOD AFTER PURCHASE                      SHARES ARE SOLD
       Through first year                                      5.00

       Through second year                                     4.00

       Through third year                                      3.00

       Through fourth year                                     3.00

       Through fifth year                                      2.00

       Through sixth year                                      1.00

       Longer than six years                                   0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

                                                           % DEDUCTED WHEN
       HOLDING PERIOD AFTER PURCHASE                     SHARES ARE SOLD
       Through first year                                     3.00

       Through second year                                    2.00

       Through third year                                     1.00

       Longer than three years                                0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

                                                          % DEDUCTED WHEN
       HOLDING PERIOD AFTER PURCHASE                      SHARES ARE SOLD
       Through first year                                      3.00

       Through second year                                     2.00

       Through third year                                      1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

       YEARS AFTER PURCHASE                           % DEDUCTED WHEN SHARES ARE SOLD
       Through first year                                          1.00

       Longer than one year                                        0.00

How to Exchange Shares

You may exchange your shares for shares of the Stein Roe Young Investor Fund of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (See the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

INFORMATION APPLICABLE TO CLASS Z SHARES ONLY

Only Eligible Investors may purchase Class Z shares of the Stein Roe Young Investor Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder of a Stein Roe Fund (i) whose shares were redesignated as Class Z shares or who received Class Z shares of another fund distributed by Liberty Funds Distributor, Inc., the Stein Roe Young Investor Fund's distributor, in exchange for his or her shares in the Stein Roe Fund in connection with a reorganization involving such Stein Roe Fund and the other fund, and (ii) who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to own shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Stein Roe Young Investor Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-     any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

      The Stein Roe Young Investor Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Stein Roe Young Investor Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

How to Exchange Shares

You may exchange Class Z shares for Class Z shares or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

INFORMATION APPLICABLE TO CLASS A, B, C AND Z SHARES

How to Buy Shares

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

INVESTMENT MINIMUMS

Initial Investment.............    $1,000
Subsequent Investments.........    $   50
Automatic Investment Plan*.....    $   50
Retirement Plans*..............    $   25

*The initial investment minimum of $1,000 is waived on these plans.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of the Fund and its shareholders.

            METHOD               INSTRUCTIONS

            Through your         Your financial advisor can help you
            financial advisor    establish your account and buy Fund
                                 shares on your behalf. To receive the
                                 current trading day's price, your
                                 financial advisor firm must receive
                                 your request prior to the close of the
                                 New York Stock Exchange (NYSE), usually
                                 4:00 p.m. Eastern time. Your financial
                                 advisor may charge you fees for
                                 executing the purchase for you.

            By check             For new accounts send a completed
            (new account)        application and check made payable to
                                 the Fund to the transfer agent, Liberty
                                 Funds Services, Inc., P.O. Box 1722,
                                 Boston, MA 02105-1722.

            By check             For existing accounts fill out and
            (existing account)   return the additional investment stub
                                 included in your quarterly statement,
                                 or send a letter of instruction
                                 including your Fund name and account
                                 number with a check made payable to the
                                 Fund to Liberty Funds Services, Inc.,
                                 P.O. Box 1722, Boston, MA 02105-1722.

            By exchange          You or your financial advisor may
                                 acquire shares for your account by
                                 exchanging shares you own in one fund
                                 for shares of the same class of the
                                 Fund at no additional cost. There may
                                 be an additional charge if exchanging
                                 from a money market fund. To exchange
                                 by telephone, call 1-800-422-3737.

            By wire You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

            By electronic funds  You may purchase shares by
            transfer electronically transferring money from your bank account to your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up
                                 to two business days to settle and be
                                 considered in "good form." You must set
                                 up this feature prior to your telephone
                                 request. Be sure to complete the
                                 appropriate section of the application.

            Automatic            You can make monthly or quarterly
            investment plan      investments automatically from your
                                 bank account to your Fund account. You
                                 can select a pre-authorized amount to
                                 be sent via electronic funds transfer.
                                 Be sure to complete the appropriate
                                 section of the application for this
                                 feature.

            Automated dollar     You can purchase shares for your
            cost averaging       account by exchanging $100 or more each
                                 month from another fund for shares of
                                 the same class of the Fund at no
                                 additional cost. You must have a
                                 current balance of at least $5,000 in
                                 the fund the money is coming from. The
                                 designated amount will be exchanged on
                                 the third Tuesday of each month.
                                 Exchanges will continue so long as your
                                 fund balance is sufficient to complete
                                 the transfers. You may terminate your
                                 program or change the amount of the
                                 exchange (subject to the $100 minimum)
                                 by calling 1-800-422-3737. Be sure to
                                 complete the appropriate section of the
                                 account application for this feature.

            By dividend          You may automatically invest dividends
            diversification      distributed by another fund into the
                                 same class of shares of the Fund at no
                                 additional sales charge. To invest your
                                 dividends in the Fund, call
                                 1-800-345-6611.

How to Sell Shares

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, if applicable, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

            METHOD               INSTRUCTIONS

            Through your         You may call your financial advisor to
            financial advisor    place your sell order. To receive the
                                 current trading day's price, your
                                 financial advisor firm must receive
                                 your request prior to the close of
                                 regular trading on the NYSE, usually
                                 4:00 p.m. Eastern time. Your financial
                                 advisor may charge you fees for
                                 executing a redemption for you.

            By exchange          You or your financial advisor may sell
                                 shares by exchanging from a Fund into
                                 the same share class of another fund at
                                 no additional cost. To exchange by
                                 telephone, call 1-800-422-3737.

            By telephone         You or your financial advisor may sell
                                 shares by telephone and request that a
                                 check be sent to your address of record
                                 by calling 1-800-422-3737, unless you
                                 have notified the Fund of an address
                                 change within the previous 30 days. The
                                 dollar limit for telephone sales is
                                 $100,000 in a 30-day period. You do not
                                 need to set up this feature in advance
                                 of your call. Certain restrictions
                                 apply to retirement accounts. For
                                 details, call 1-800-345-6611.

            By mail You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611. Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

            By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

            By systematic        You may automatically sell a specified
            withdrawal plan      dollar amount or percentage of your
                                 account on a monthly, quarterly or
                                 semi-annual basis and have the proceeds
                                 sent to you if your account balance is
                                 at least $5,000. This feature is not
                                 available if you hold your shares in
                                 certificate form. All dividend and
                                 capital gains distributions must be
                                 reinvested. Be sure to complete the
                                 appropriate section of the account
                                 application for this feature.

            By electronic        You may sell shares and request that
            funds transfer       the proceeds be electronically
                                 transferred to your bank. Proceeds may
                                 take up to two business days to be
                                 received by your bank. You must set up
                                 this feature prior to your request. Be
                                 sure to complete the appropriate
                                 section of the account application for
                                 this feature.

Fund Policy on Trading of Fund Shares

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

Share Certificates

Share certificates are not available for Class B, C or Z shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST

                           STEIN ROE GROWTH STOCK FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 May [___], 2002

      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Stein Roe Focus Fund, a series of Liberty-Stein Roe Funds Investment Trust, and the Liberty Growth Stock Fund, a series of Liberty-Stein Roe Advisor Trust, (the "Acquired Funds") by the Stein Roe Growth Stock Fund (the "Acquiring Fund"), a series of Liberty-Stein Roe Funds Investment Trust.

      This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated May [___], 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Funds. The Acquired Funds would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Funds.

      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.  Additional Information about the Acquiring Fund and the Acquired Fund....  2
II. Financial Statements.....................................................  2

I. Additional Information about the Acquiring Fund and the Acquired Funds.

      Attached hereto as Appendix A is the Statement of Additional Information for the Acquiring Fund dated February 1, 2002.

      Attached hereto as Appendix B is updated information relating to the Trustees of the Liberty-Stein Roe Funds Investment Trust.

II. Financial Statements.

      This SAI is accompanied by the Annual Report for the twelve months ended September 30, 2001 of the Acquiring Fund, which report contains historical financial information regarding such Fund. Such report has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

      Pro forma financial statements of the Acquiring Fund for the Acquisitions are provided on the following pages. The Schedule of Portfolio Investments is omitted because each of the Liberty Growth Stock Fund and the Stein Roe Growth Stock Fund invest substantially all of their assets in the SR&F Growth Stock Portfolio as part of a master fund/feeder fund structure.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                   SR&F           STEIN ROE          LIBERTY
                                               GROWTH STOCK      GROWTH STOCK      GROWTH STOCK
                                                PORTFOLIO            FUND              FUND
                                             ---------------    -------------      -------------
ASSETS
Investments, at value                        $ 1,238,879,500    $ 551,441,449      $ 697,255,051
Cash                                                   1,421               --                 --
Receivable for:
   Investments sold                               11,752,123               --                 --
   Fund shares sold                                       --          566,854          1,549,439
   Interest                                            5,028
   Dividends                                       1,064,500               --                 --
Other assets                                              --           14,307                 --
                                             ---------------    -------------     --------------
     Total Assets                              1,251,702,572      552,022,610        698,804,490
                                             ---------------    -------------      -------------

LIABILITIES
Payable for:

   Investments purchased                           2,327,975               --                 --
   Fund shares repurchased                                --          348,861          1,183,212
   Management fee                                    606,429               --                 --
   Administration fee                                     --           68,655             85,690
   Tranfer agent fee                                     506           81,281            194,410
   Bookkeeping fee                                       829           18,789             23,841
Other liabilities                                     70,333           31,345             52,474
                                             ---------------    -------------     --------------
     Total Liablities                              3,006,072          548,931          1,539,627
                                             ---------------    -------------     --------------
NET ASSETS                                   $ 1,248,696,500    $ 551,473,679      $ 697,264,863
                                             ===============    =============     ==============

Paid in capital                                                 $ 459,713,627     $1,047,417,006
Accumulated net investment loss                                        (2,033)            (2,370)
Accumulated net realized loss                                      (1,375,500)      (221,707,025)
Net unrealized appreciation
   (depreciation) on Investments                                   93,137,585
                                                                -------------     --------------
NET ASSETS                                                      $ 551,473,679     $  697,264,863
                                                                =============     ==============

Net assets - Class A                                            $          --     $  126,945,853
                                                                =============     ==============
Shares outstanding - Class A                                               --         10,646,527
                                                                =============     ==============
Net asset value and redemption
   price per share - Class A                                    $          --     $        11.92
                                                                =============     ==============
Maximum offering price per share -
   Class A (Net asset value/0.9425)                             $          --     $        12.65
                                                                =============     ==============
Net assets - Class B                                            $          --     $  518,754,804
                                                                =============     ==============
Shares outstanding - Class B                                               --         44,752,910
                                                                =============     ==============
Net asset value and offering
   price per share - Class B                                    $          --            $ 11.59
                                                                =============     ==============
Net assets - Class C                                            $          --     $   48,579,325
                                                                =============     ==============
Shares outstanding - Class C                                               --          4,194,896
                                                                =============     ==============
Net asset value and offering
   price per share - Class C                                    $          --     $        11.58
                                                                =============     ==============
Net assets - Class K                                            $          --     $    2,984,881
                                                                =============     ==============
Shares outstanding - Class K                                               --            249,908
                                                                =============     ==============
Net asset value, offering and
   redemption price per
   share - Class K                                              $          --     $        11.94
                                                                =============     ==============
Net assets - Class S                                            $ 551,473,679     $           --
                                                                =============     ==============
Shares outstanding - Class S                                       19,462,402                 --
                                                                =============     ==============
Net asset value, offering and
   redemption price per share - Class S                         $       28.34     $           --
                                                                =============     ==============

Net assets - Class Z
                                                                =============     ==============
Shares outstanding - Class Z
                                                                =============     ==============
Net asset value, offering and
   redemption price per
   share - Class S
                                                                =============     ==============
Investments, at cost                         $ 1,274,184,663
                                             ===============


                                                PRO FORMA                      PRO FORMA
                                               ADJUSTMENTS                     COMBINED
                                             -------------------            ---------------
ASSETS
Investments, at value                        (1,248,696,500){a}             $ 1,238,879,500
Cash                                                                                  1,421
Receivable for:
   Investments sold                                                              11,752,123
   Fund shares sold                                                               2,116,293
   Interest                                                                           5,028
   Dividends                                                                      1,064,500
Other assets                                                                         14,307
                                                                            ---------------
     Total Assets                                                             1,253,833,172
                                                                            ---------------

LIABILITIES
Payable for:

   Investments purchased                                                          2,327,975
   Fund shares repurchased                                                        1,532,073
   Management fee                                                                   606,429
   Administration fee                                                               154,345
   Tranfer agent fee                                                                276,197
   Bookkeeping fee                                                                   43,459
Other liabilities                                    266,053{e}                     420,205
                                                                            ---------------
     Total Liablities                                                             5,360,683
                                                                            ---------------
NET ASSETS                                                                  $ 1,248,472,489
                                                                            ===============

Paid in capital                                                             $ 1,507,130,633
Accumulated net investment loss                     (266,053){e}                   (270,456)
Accumulated net realized loss                                                  (223,082,525)
Net unrealized appreciation
   (depreciation) on Investments                                                (35,305,163)
                                                                            ---------------
NET ASSETS                                                                  $ 1,248,472,489
                                                                            ===============

Net assets - Class A                               2,944,131{c}{e}          $   129,889,984
                                                                            ===============
Shares outstanding - Class A                      (6,061,635){b}{c}{e}            4,583,892
                                                                            ===============
Net asset value and redemption
   price per share - Class A                                                          28.33
                                                                            ===============
Maximum offering price per share -
   Class A (Net asset value/0.9425)                                                   30.07
                                                                            ===============
Net assets - Class B                                (158,348){e}            $   518,596,456
                                                                            ===============
Shares outstanding - Class B                     (26,447,352){b}{e}              18,305,558
                                                                            ===============
Net asset value and offering
   price per share - Class B                                                          28.33
                                                                            ===============
Net assets - Class C                                 (15,167){e}            $    48,564,158
                                                                            ===============
Shares outstanding - Class C                      (2,480,665){b}{e}               1,714,231
                                                                            ===============
Net asset value and offering
   price per share - Class C                                                          28.33
                                                                            ===============
Net assets - Class K                              (2,984,881){c}            $            --
                                                                            ===============
Shares outstanding - Class K                        (249,908){b}{c}                      --
                                                                            ===============
Net asset value, offering and
   redemption price per
   share - Class K

Net assets - Class S                            (551,473,679){d}            $            --
                                                                            ===============
Shares outstanding - Class S                     (19,462,402){b}{d}                      --
                                                                            ===============
Net asset value, offering and
   redemption price per share - Class S

Net assets - Class Z                             551,421,891{d}{e}          $   551,421,891
                                                                            ===============
Shares outstanding - Class Z                      19,462,402{b}{d}               19,460,574
                                                                            ===============
Net asset value, offering and
   redemption price per
   share - Class S                                                                    28.33
                                                                            ===============
Investments, at cost                                                        $ 1,274,184,663
                                                                            ===============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)   On sales of $50,000 or more the offering price is reduced.

{a}   Due to elimination of master/feeder structure.
{b}   New class shares of the surviving fund transferred at NAV of surviving fund.
{c}   Class K shares redesignated as Class A shares.
{d}   Class S shares redesignated as Class Z shares.
{e} Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $214,264, $51,789 and $0 to be borne by Liberty Growth Stock Fund, Stein Roe Focus Fund and Stein Roe Growth Stock Fund, respectively.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                For the Year Ended September 30, 2001 (Unaudited)

                                                             SR&F                 STEIN ROE                LIBERTY
                                                         GROWTH STOCK            GROWTH STOCK           GROWTH STOCK
                                                           PORTFOLIO                 FUND                    FUND
                                                        -------------          ----------------       ----------------
Investment Income
Dividends                                               $   9,757,671          $      4,364,096       $      5,393,575
Interest                                                    5,844,359                 2,674,694              3,169,665
                                                        -------------          ----------------       ----------------
   Total Investment Income                                 15,602,030(a)              7,038,790              8,563,240

EXPENSES
Expenses allocated from Portfolio                                  --                 4,452,550              5,393,623
Management fee                                              9,603,437                        --                     --
Administration fee                                                 --                 1,101,822              1,315,219
Service fee - Class A                                              --                        --                419,090
Service fee - Class B                                              --                        --              1,790,075
Service fee - Class C                                              --                        --                157,261
Distribution fee - Class A                                         --                        --                167,649
Distribution fee - Class B                                         --                        --              5,370,226
Distribution fee - Class C                                         --                        --                471,783
Distribution fee - Class K                                         --                        --                  8,808
Bookkeeping fee                                                54,782                    91,146                109,838
Transfer agent fee                                              6,000                 1,679,689              3,042,867
Custody fee                                                    61,777                        --                     --
Other expenses                                                133,856                   131,034                572,191
                                                        -------------          ----------------       ----------------
   Total Expenses                                           9,859,852                 7,456,241             18,818,630
Fees waived by Distributor - Class A                               --                        --                (83,825)
Fees and expenses waived or borne by Advisor
Custody credits earned                                        (13,679)                       --                     --
                                                        -------------          ----------------       ----------------
   Net Expenses                                             9,846,173                 7,456,241             18,734,805
                                                        -------------          ----------------       ----------------
   Net Investment Income (Loss)                             5,755,857                  (417,451)           (10,171,565)
                                                        -------------          ----------------       ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on investments                  (213,029,835)                6,404,344           (219,434,179)
Net change in unrealized appreciation/depreciation
   on investments                                        (780,858,230)             (459,500,892)          (321,357,338)
                                                        =============          ================       ================
   Net Loss                                              (993,888,065)             (453,096,548)          (540,791,517)
                                                        =============          ================       ================
Decrease in Net Assets from Operations                  $(988,132,208)         $   (453,513,999)      $   (550,963,082)
                                                        =============          ================       ================


                                                          PRO FORMA               PRO FORMA
                                                          DJUSTMENTS              COMBINED
                                                         ------------          ---------------
Investment Income
Dividends                                                $ (9,757,671){a}      $     9,757,671
Interest                                                   (5,844,359){a}            5,844,359
                                                                               ---------------
   Total Investment Income                                                          15,602,030

EXPENSES
Expenses allocated from Portfolio                          (9,846,173){a}                   --
Management fee                                                                       9,603,437
Administration fee                                           (367,080){b}            2,049,961
Service fee - Class A                                           8,808{f}               427,898
Service fee - Class B                                                                1,790,075
Service fee - Class C                                                                  157,261
Distribution fee - Class A                                      3,524{f}               171,173
Distribution fee - Class B                                                           5,370,226
Distribution fee - Class C                                                             471,783
Distribution fee - Class K                                     (8,808){f}                   --
Bookkeeping fee                                               174,548{c}               430,314
Transfer agent fee                                            353,407{c}             5,081,963
Custody fee                                                                             61,777
Other expenses                                               (272,604){d}              564,477
                                                                               ---------------
   Total Expenses                                                                   26,180,345
Fees waived by Distributor - Class A                           (1,762){f}              (85,587)
Fees and expenses waived or borne by Advisor                 (391,522){e}             (391,522)
Custody credits earned                                                                 (13,679)
                                                                               ---------------
   Net Expenses                                                                     25,689,557
                                                                               ---------------
   Net Investment Income (Loss)                                                    (10,087,527)
                                                                               ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on investments                    213,029,835{a}         (213,029,835)
Net change in unrealized appreciation/depreciation
   on investments                                          780,858,230{a}         (780,858,230)
                                                                               ===============
   Net Loss                                                                       (993,888,065)
                                                                               ===============
Decrease in Net Assets from Operations                                         $(1,003,975,592)
                                                                               ===============

(a)   Net of foreign taxes withheld of $43,229.

{a}   Due to elimination of master/feeder structure.
{b}   Based on the contract in effect for the surviving fund.
{c}   Based on new fee structure effective 7/1/01.
{d}   Decrease due to economies of scale achieved by merging the funds.
{e}   Due to new expense structure of surviving fund.
{f}   Due to the redesignation of Class K shares into Class A shares.

APPENDIX A

           Statement of Additional Information Dated February 1, 2002

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                     One Financial Center, Boston, MA 02111
                                  800-338-2550

                                    BALANCED
                             Stein Roe Balanced Fund

                                     GROWTH

Stein Roe Growth Stock Fund
Stein Roe Midcap Growth Fund, Class S
Stein Roe Growth Investor Fund, Class S
Stein Roe Focus Fund, Class S
Stein Roe Capital Opportunities Fund, Class S
Stein Roe Small Company Growth Fund, Class S

      This Statement of Additional Information ("SAI") is not a prospectus, but provides additional information that should be read in conjunction with the Funds' prospectuses dated February 1, 2002 and any supplements thereto ("Prospectuses"). Financial statements, which are contained in the Funds' September 30, 2001, Annual Reports, are incorporated by reference into this SAI. The Prospectuses and Annual Reports may be obtained at no charge by telephoning 800-338-2550.

                                TABLE OF CONTENTS

                                                                            Page
General Information and History...........................................    2
Investment Policies.......................................................    4
Portfolio Investments and Strategies......................................    4
Investment Restrictions...................................................   21
Additional Investment Considerations......................................   24
Purchases and Redemptions.................................................   25
Management................................................................   31
Financial Statements......................................................   38
Principal Shareholders....................................................   38
Investment Advisory and Other Services....................................   39
Distributor...............................................................   42
Transfer Agent............................................................   43
Custodian.................................................................   43
Independent Accountants...................................................   44
Portfolio Transactions....................................................   44
Additional Income Tax Considerations......................................   51
Investment Performance....................................................   51
Master Fund/Feeder Fund: Structure and Risk Factors.......................   59
Appendix--Ratings.........................................................   62

                         GENERAL INFORMATION AND HISTORY

      The mutual funds described in this SAI (referred to collectively as the "Funds") are separate series of Liberty-Stein Roe Funds Investment Trust (the "Trust"). The Funds and the dates they commenced operations are:

                                                                               COMMENCEMENT
                                     FUND                                          DATE
Stein Roe Balanced Fund ("Balanced Fund")                                        10/04/49
Stein Roe Growth Stock Fund ("Growth Stock Fund")                                07/01/58
Stein Roe Growth Investor Fund, Class S ("Growth Investor Fund")                 03/31/99
Stein Roe Midcap Growth Fund, Class S ("Midcap Growth Fund")                     06/30/97
Stein Roe Focus Fund, Class S ("Focus Fund")                                     06/26/98
Stein Roe Capital Opportunities Fund, Class S ("Capital Opportunities Fund")     06/10/63
Stein Roe Small Company Growth Fund, Class S ("Small Company Growth Fund")       02/02/99

      On February 1, 1996, the names of the Trust and of each then-existing Fund were changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Investment Trust to "Liberty-Stein Roe Funds Investment Trust." Prior to February 1, 1995, the name of Growth Stock Fund was SteinRoe Stock Fund; prior to April 17, 1996, the name of Balanced Fund was Stein Roe Total Return Fund; and prior to May 6, 1999, the name of Midcap Growth Fund was Stein Roe Growth Opportunities Fund and prior to September 25, 2000, the name of the Focus Fund was Stein Roe Large Company Focus Fund.

      Stein Roe Midcap Growth Fund, Class S is a separate class of Liberty Midcap Growth Fund (formerly, Stein Roe Midcap Growth Fund) and Stein Roe Growth Investor Fund, Class S, is a separate class of Liberty Growth Investor Fund (formerly, Stein Roe Advisor Growth Investor Fund).

      The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series, each with one or more classes of shares, as the Board may authorize. Currently, 12 series are authorized and outstanding. Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies.

      Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

      Each share of a series (or class thereof) is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series (or class thereof), and all shares of a series have equal rights in the event of liquidation of that series (or class thereof). Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

      Rather than invest in securities directly, certain Funds seek to achieve their objectives by pooling their assets with those of other investment companies for investment in a master fund having the identical investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each feeder Fund has invested all of its assets in a separate master fund that is a series of SR&F Base Trust since February 3, 1997, except for Growth Investor Fund, which commenced operations on March 31, 1999:

       FEEDER FUND                                     MASTER FUND
       -----------                                     -----------
Balanced Fund               SR&F Balanced Portfolio ("Balanced Portfolio")
Growth Stock Fund           SR&F Growth Stock Portfolio ("Growth Stock Portfolio")
Growth Investor Fund        SR&F Growth Investor Portfolio ("Growth Investor Portfolio")

      The master funds are referred to collectively as the "Portfolios." For more information, please refer to Master Fund/Feeder Fund: Structure and Risk Factors. Midcap Growth Fund, Focus Fund, Capital Opportunities Fund, and Small Company Growth Fund may convert into feeder funds at some time in the future.

      Stein Roe provides administrative and accounting and recordkeeping services to the Funds and Portfolios and provides investment management services to each Portfolio, Midcap Growth Fund, Focus Fund, Capital Opportunities Fund, and Small Company Growth Fund.

                               INVESTMENT POLICIES

      The Trust and SR&F Base Trust are open-end management investment companies. The Funds and the Portfolios are diversified, as that term is defined in the Investment Company Act of 1940, except for Focus Fund, which is non-diversified.

      The investment objectives and policies are described in the prospectuses under The Funds. In pursuing its respective objective, each Fund or Portfolio may employ the investment techniques described in its Prospectus and Portfolio Investments and Strategies in this SAI. Each investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities."(1)

                      PORTFOLIO INVESTMENTS AND STRATEGIES

      Unless otherwise noted, for purposes of discussion under Portfolio Investments and Strategies, the term "Fund" refers to each Fund and each Portfolio.

DEBT SECURITIES

      In pursuing its investment objective, each Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

      Investments in debt securities by Balanced Portfolio, and Growth Stock Portfolio are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, deemed to be of comparable quality by Stein Roe. Focus Fund and Growth

----------
(1) A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

Investor Fund may invest up to 35% of their assets in debt securities, but do not expect to invest more than 5% of their assets in debt securities that are rated below investment grade. Midcap Growth Fund and Small Company Growth Fund may invest up to 20% of their assets in debt securities, but do not expect to invest more than 5% of their assets in debt securities that are rated below investment grade.

      Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Stein Roe will consider that fact in determining whether that Fund should continue to hold the security.

      Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

      When Stein Roe determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, a Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

DERIVATIVES

      Consistent with its objective, a Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

      Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

      The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

      No Fund currently intends to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See Options and Futures below.)

      Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

      Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

      Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

      Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

CONVERTIBLE SECURITIES

      By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

FOREIGN SECURITIES

      Each Fund may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts ("ADRs") or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. A Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. No Fund intends to invest, nor during the past fiscal year has any Fund invested, more than 5% of its net assets in unsponsored ADRs.

      With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

      Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging markets.

      Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

      Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

      The Funds' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. No Fund may engage in "speculative" currency exchange transactions.

      At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.

      If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

STRUCTURED NOTES

      Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered Rate ("LIBOR")), stock indices such as the S&P 500 Index and the price fluctuations of a particular security. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a Fund to tailor its investments to the specific risks and returns Stein Roe wishes to accept while avoiding or reducing certain other risks.

SWAPS, CAPS, FLOORS AND COLLARS

      A Fund may enter into swaps and may purchase or sell related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it purchases at a later date. The Funds intend to use these techniques as hedges and not as speculative investments and will not sell interest rate income stream a Fund may be obligated to pay.

      A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if Stein Roe determines it is consistent with its investment objective and policies.

      A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its net asset value.

      The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's Investors Service, Inc. or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by Stein Roe.

      The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

      At the time a Fund enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets of the Fund having a value at least as great as the commitment underlying the obligations will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

LENDING OF PORTFOLIO SECURITIES

      Subject to restriction (5) under Investment Restrictions in this SAI, a Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Stein Roe's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund loaned portfolio securities during the fiscal year ended September 30, 2001 nor does it currently intend to loan more than 5% of its net assets.

REPURCHASE AGREEMENTS

      A Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Fund could experience both losses and delays in liquidating its collateral.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

      A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Stein Roe deems it advisable for investment reasons. No Fund had during its last fiscal year, nor does any Fund currently intend to have, commitments to purchase when-issued securities in excess of 5% of its net assets.

      A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. No Fund entered into reverse repurchase agreements during the fiscal year ended September 30, 2001.

      At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT SALES "AGAINST THE BOX"

      A Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. Other than Small Company Growth Fund, a Fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

      In a short sale against the box, a Fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A

Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

      Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

      Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of a Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Up to 20% of the assets of Balanced Portfolio may be involved in short sales against the box, but no other Fund currently expects that more than 5% of its total assets would be involved in short sales against the box.

RULE 144A SECURITIES

      A Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). That Rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Fund expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.

LINE OF CREDIT

      Subject to restriction (6) under Investment Restrictions in this SAI, a Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

INTERFUND BORROWING AND LENDING PROGRAM

      Pursuant to an exemptive order issued by the Securities and Exchange Commission, a Fund may lend money to and borrow money from other mutual funds advised by Stein Roe. A Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

PORTFOLIO TURNOVER

      Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, Capital Opportunities Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Funds' flexibility of investment and emphasis on growth of capital, they may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in a Fund, if it should occur, would result in increased transaction expenses, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

OPTIONS ON SECURITIES AND INDEXES

      A Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller

(writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

      If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(2) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

      A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to

----------
(2) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase that Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

      The success of any futures transaction depends on accurate predictions of changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

      If other options, futures contracts, or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

      A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(3) would exceed 5% of the Fund's total assets.

      When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

      A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

      In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

----------
(3) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

TAXATION OF OPTIONS AND FUTURES

      If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

      If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

      Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

      If a Fund writes an equity call option(4) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

      A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

      For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put

----------
(4) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

      If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

      In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

      Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

      The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                             INVESTMENT RESTRICTIONS

      The Funds and the Portfolios operate under the following investment restrictions. No Fund or Portfolio may:

      (1) [All Funds except Focus Fund] with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

      (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

      (6) borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;

      (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

      (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

      The above restrictions (other than bracketed portions thereof) are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. Each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. No Fund or Portfolio may:

      (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

      (b) invest in companies for the purpose of exercising control or management;

      (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

      (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

      (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

      (f) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

      (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

      (h) [Small Company Growth Fund only] purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions); [all other Funds and Portfolios] purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

      (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

      (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

      Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?

      It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?

      If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?

      All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

      In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

                            PURCHASES AND REDEMPTIONS

CLOSED FUNDS

      Growth Stock Fund is closed to purchases (including exchanges) by new investors except for purchases by eligible investors as described below. If you are already a shareholder of Growth Stock Fund, you may continue to add to your account or open another account with the Fund in your name. In addition, you may open a new Growth Stock Fund account if:

- you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, as of October 15, 1997, and you are opening a new Growth Stock Fund account by exchange or by dividend reinvestment;
-     you are a client of Stein Roe;
- you are a trustee of the Trust; an employee of Stein Roe, or certain of its affiliated companies; or a member of the immediate family of any trustee or employee;
- you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of October 15, 1997, had one or more clients who were Growth Stock Fund shareholders; or
- you purchase shares for an employee benefit plan, the records for which are maintained by a trust company or third-party administrator under an investment program with Growth Stock Fund.

      Class S shares of Growth Investor Fund are no longer available for purchase by new investors except for purchases by eligible investors as described below. Shares of this Fund outstanding on November 22, 1999 were redesignated Class S shares. Like the existing shares from which they were converted, Class S shares are no-load shares carrying no sales charge or 12b-1 fee. If you own Class S shares of Growth Investor Fund, you may continue to purchase additional Class S shares of that Fund for your account or you may open another Class S share account with that Fund. In addition, you may open a new Class S share account if:

- as of October 31, 1999, you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment;
-     you are a client of Stein Roe;
- you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of October 31, 1999, held shares of Growth Investor Fund for its clients; or

- you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included Growth Investor Fund on October 31, 1999.

      Class S shares of Midcap Growth Fund are no longer available for purchase by new investors except for purchases by eligible investors as described below. Shares of the Fund outstanding on July 24, 2000 were redesignated Class S shares. Like the existing shares from which they were converted, Class S shares are no-load shares carrying no sales charge or 12b-1 fee. If you own Class S shares of the Fund, you may continue to purchase additional Class S shares of that Fund for your account or you may open another Class S share account with that Fund. In addition, you may open a new Class S share account if:

- as of July 24, 2000, you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment as described in the prospectus;

-     you are a client of the Fund's investment adviser, Stein Roe;

- you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of July 24, 2000, held shares of the Fund for its clients; or

- you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included the Fund on July 24, 2000.

      If you have questions about your eligibility to purchase shares of Growth Stock Fund or Class S shares of Midcap Growth Fund or Growth Investor Fund, please call 800-338-2550.

PURCHASES THROUGH THIRD PARTIES

      You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). The state of Texas has asked that investment companies disclose in their SAIs, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas. Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. It is the responsibility of any such Intermediary to establish procedures insuring the prompt transmission to the Trust of any such purchase order. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

      Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Stein Roe and the Funds' transfer agent share in the expense of these fees, and Stein Roe pays all sales and promotional expenses.

NET ASSET VALUE

      The net asset value of each Fund is determined on days on which the New York Stock Exchange (the "NYSE") is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Your Account--Determining Share Price in the Prospectuses for additional information on how the purchase and redemption price of Fund shares is determined.

GENERAL REDEMPTION POLICIES

      The Trust intends to pay all redemptions in cash. The Trust retains the right, subject to the Rule 18f-1 notice described below, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund or Portfolio in lieu of cash. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions. The Trust filed a Notification of Election pursuant to Rule 18f-1 under the Investment Company Act of 1940 with the Securities and Exchange Commission which commits the Funds to pay in cash all requests for redemptions by any shareholder, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period.

      The Trust reserves the right to suspend or postpone redemptions of shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

      You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

      The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

      Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase. The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

      Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Funds do not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

      Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

      The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, REGARDLESS OF THE NUMBER OF TELEPHONE EXCHANGE ROUND-TRIPS MADE BY AN INVESTOR, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS" IF THE OFFICERS OF THE TRUST DETERMINE THE ORDER NOT TO BE IN THE BEST INTERESTS OF THE TRUST OR ITS SHAREHOLDERS. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets other than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

      The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions may not be used to redeem shares held by a tax-sheltered retirement plan sponsored by Stein Roe.

REDEMPTION PRIVILEGES

      Exchange Privilege. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased.

      Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $100 or more from your account by calling 800-338-2550; new accounts opened by exchange are subject to the $2,500 initial purchase minimum.

GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUNDS MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF A FUND INTO ANOTHER NO-LOAD STEIN ROE FUND, AND THEN BACK TO THAT FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange.

      Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

      Telephone Redemption by Wire Privilege. You may use this privilege to redeem shares from your account ($1,000 minimum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

      Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem shares from your account by calling 800-338-2550. Telephone redemptions are limited to a total of $100,000 in a 30-day period. The proceeds will be sent by check to your registered address.

      Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"). A Special Redemption request received by telephone after 4 p.m., Eastern time, is deemed received on the next business day. You may purchase Fund shares directly from your bank account either at regular intervals ("Regular Investments") or upon your request ("Special Investments"). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. You may also have income dividends and capital gains distributions deposited directly into your bank account ("Automatic Dividend Deposits").

      Systematic Withdrawals. You may have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

      Dividend Purchase Option. You may have distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

                                   MANAGEMENT

      The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. The following table sets forth certain information with respect to the trustees and officers of the Trust:

                                         POSITION WITH                PRINCIPAL OCCUPATION(S)
     NAME AND ADDRESS              AGE     THE TRUST                  DURING PAST FIVE YEARS
     ----------------              ---     ---------                  ----------------------
Douglas A. Hacker                  45      Trustee           President of UAL Loyalty Services and Executive Vice
P.O. Box 66100                                               President of United Airlines (airline) since September,
Chicago, IL 60666(2)(3)                                      2001 (formerly Executive Vice President from July, 1999
                                                             to September, 2001); Chief Financial Officer of United
                                                             Airlines since July, 1999; Senior Vice President and
                                                             Chief Financial Officer of UAL, Inc. prior thereto.

Janet Langford Kelly               43      Trustee           Executive Vice President-Corporate Development and
One Kellogg Square                                           Administration, General Counsel and Secretary, Kellogg Company
Battle Creek, MI 49016(3)                                    (food manufacturer), since September, 1999; Senior Vice
                                                             President, Secretary and General Counsel, Sara Lee Corporation
                                                             (branded, packaged, consumer-products manufacturer) prior
                                                             thereto.

Richard W. Lowry                   65      Trustee           Private Investor since August, 1987 (formerly Chairman and
10701 Charleston Drive                                       Chief Executive Officer, U.S. Plywood Corporation (building
Vero Beach, FL 32963(3)                                      products manufacturer)).

Salvatore Macera                   70      Trustee           Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA  02649(2)(3)                                 from 1975 to 1981).

William E. Mayer                   61      Trustee           Managing Partner, Park Avenue Equity Partners (venture
399 Park Avenue                                              capital) since 1998 (formerly Founding Partner, Development
Suite 3204                                                   Capital LLC from 1996 to 1998; Dean and Professor, College of
New York, NY 10022(1)(3)                                     Business and Management, University of Maryland from October,
                                                             1992 to November, 1996); Director of Lee Enterprises (print and on-line media), WR Hambrecht + Co. (financial service
                                                             provider) and Systech Retail Systems (retail industry
                                                             technology provider).

Charles R. Nelson                  59      Trustee           Van Voorhis Professor, Department of Economics, University of
Department of Economics                                      Washington; consultant on econometric and statistical matters.
University of Washington
Seattle, WA 98195(2)(3)

John J. Neuhauser                  58      Trustee           Academic Vice President and Dean of Faculties since August,
84 College Road                                              1999, Boston College (formerly Dean, Boston College School of
Chestnut Hill, MA 02467-3838(3)                              Management from September, 1977 to September, 1999); Director,
                                                             Saucony, Inc. (athletic footwear).

Joseph R. Palombo                  48      Trustee and       Chief Operating Officer of Fleet Asset Management since
One Financial Center                       Chairman of       November, 2001; formerly Chief Operations Officer of Mutual
Boston, MA 02111(1)(3)                     the Board         Funds, Liberty Financial Companies, Inc. ("Liberty Financial")
                                                             from August, 2000 to November, 2001; Executive Vice President
                                                             and Director of Colonial Management Associates, Inc.
                                                             ("Colonial") since April, 1999; Executive Vice President and
                                                             Chief Administrative Officer of LFG since April, 1999;
                                                             Director of Stein Roe since September, 2000; Trustee and
                                                             Chairman of the Board of the Stein Roe Mutual Funds since
                                                             October, 2000; Manager of Stein Roe Floating Rate Limited
                                                             Liability Company since October, 2000 (formerly Vice President of the Liberty Funds from April, 1999 to August, 2000; Chief
                                                             Operating Officer, Putnam Mutual Funds from 1994 to 1998).

Thomas E. Stitzel                  65      Trustee           Business Consultant since 1999 (formerly Professor of Finance
2208 Tawny Woods Place                                       from 1975 to 1999 and Dean from 1977 to 1991, College of
Boise, ID  83706(3)                                          Business, Boise State University); Chartered Financial
                                                             Analyst.

Thomas C. Theobald                 64      Trustee           Managing Director, William Blair Capital Partners (private
Suite 1300                                                   equity investing) since 1994; (formerly Chief Executive
222 West Adams Street                                        Officer and Chairman of the Board of Directors, Continental
Chicago, IL 60606(3)                                         Bank Corporation); Director of Xerox Corporation (business products and services), Anixter International (network support equipment distributor), Jones Lang LaSalle (real estate
                                                             management services) and MONY Group (life insurance).

Anne-Lee Verville                  56      Trustee           Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                       (designer, importer and distributor of giftware and
Hopkinton, NH  03229(2)(3)                                   collectibles); Director, LearnSomething.com, Inc. (online
                                                             educational products and services) since 2000; author and
                                                             speaker on educational systems needs (formerly General
                                                             Manager, Global Education Industry from 1994 to 1997, and
                                                             President, Applications Solutions Division from 1991 to 1994,
                                                             IBM Corporation (global education and global applications).

Keith T. Banks                     45      President         President of the Liberty Funds since November, 2001;
Fleet Asset Management                                       Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue, 36th Floor                               Fleet Asset Management since 2000 (formerly Managing
Mail Stop NY EH 30636A                                       Director and Head of U.S. Equity, J.P. Morgan Investment
New York, NY 10022(3)                                        Management from 1996 to 2000).

Vicki L. Benjamin                  40      Chief             Chief Accounting Officer of the Liberty Funds, Stein Roe Funds
One Financial Center                       Accounting        and Liberty All-Star Funds since June, 2001; Vice President of
Boston, MA 02111(3)                        Officer           LFG since April, 2001 (formerly Vice President, Corporate
                                                             Audit, State Street Bank and Trust Company from May, 1998 to
                                                             April, 2001; Staff Associate from December, 1989 to December,
                                                             1991, Audit Senior from January, 1992 to June, 1994, Audit
                                                             Manager from July, 1994 to June, 1997, Senior Audit Manager from July, 1997 to May, 1998, Coopers & Lybrand).

J. Kevin Connaughton               37      Treasurer         Treasurer of the Liberty Funds and of the Liberty All-Star
One Financial Center                                         Funds since December, 2000 (formerly Controller of the Liberty
Boston, MA 02111(3)                                          Funds and of the Liberty All-Star Funds from February, 1998 to
                                                             October, 2000); Treasurer of the Stein Roe Funds since
                                                             February, 2001 (formerly Controller from May, 2000 to
                                                             February, 2001); Senior Vice President of LFG since January,
                                                             2001 (formerly Vice President from April, 2000 to January,
                                                             2001) (formerly Vice President of Colonial from February, 1998 to October, 2000) (formerly Senior Tax Manager, Coopers &
                                                             Lybrand, LLP from April, 1996 to January, 1998).

Michelle G. Azrialy                32      Controller        Controller of the Liberty Funds and of the Liberty All-Star
One Financial Center                                         Funds since May, 2001; Vice President of LFG since March, 2001
Boston, MA 02111(3)                                          (formerly Assistant Vice President of Fund Administration from
                                                             September, 2000 to February, 2001; Compliance Manager of Fund
                                                             Administration from September, 1999 to August, 2000) (formerly
                                                             Assistant Treasurer, Chase Global Fund Services - Boston from
                                                             August, 1996 to September, 1999).

William J. Ballou                  36      Secretary         Secretary of the Liberty Funds and of the Liberty All-Star
One Financial Center                                         Funds since October, 2000 (formerly Assistant Secretary from
Boston, MA 02111(3)                                          October, 1997 to October, 2000); Secretary of the Stein Roe
                                                             Funds since February, 2001 (formerly Assistant Secretary from
                                                             May, 2000 to February, 2001); Senior Vice President of
                                                             Colonial since April, 2001 (formerly Vice President from
                                                             October, 1997 to March, 2001); Senior Counsel of Colonial
                                                             since April, 2000 (formerly Counsel from October, 1997 to
                                                             March, 2000); Assistant Secretary of Colonial since October,
                                                             1997; Senior Vice President of LFG since April, 2001 (formerly
                                                             Vice President and Counsel from October, 1997 to March, 2001);
                                                             Senior Counsel of LFG since April, 2000, and Assistant
                                                             Secretary since December, 1998 of LFG (formerly Associate
                                                             Counsel, Massachusetts Financial Services Company from May,
                                                             1995 to September, 1997).

----------
(1) Trustee who is an "interested person" "(as defined in the Investment Company Act of 1940) of the Trust or of Stein Roe. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of Colonial, an affiliate of Stein Roe.
(2) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(3) This person holds the corresponding officer or trustee position with SR&F Base Trust.

      The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

      Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by Stein Roe or its affiliates; and some of the officers are also officers of Liberty Funds Distributor, Inc., the Fund's distributor.

      Officers and trustees affiliated with Stein Roe or its affiliates serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The following table sets forth the aggregated compensation paid to each Trustee by each Fund and the Fund Complex during the fiscal year ended September 30, 2001 and during the calendar year ended December 31, 2001:

                               Aggregate         Aggregate         Aggregate          Aggregate
                              Compensation     Compensation       Compensation       Compensation
                                from the      from the Growth    from the Growth    from the Midcap
                             Balanced Fund    Stock Fund for    Investor Fund for   Growth Fund for
                             for the Fiscal   the Fiscal Year   the Fiscal Year     the Fiscal Year
                               Year Ended          Ended             Ended              Ended
                             September 30,     September 30,     September 30,       September 30,
Trustee                           2001             2001               2001               2001
-------                           ----             ----               ----               ----
John A. Bacon, Jr. (a)          $  300           $  300               $300              $500
Robert J. Birnbaum                 N/A              N/A                N/A               N/A
Tom Bleasdale (a)                  N/A              N/A                N/A               N/A
William W. Boyd (a)                300              300                300               500
Lora S. Collins (a)                N/A              N/A                N/A               N/A
James E. Grinnell (a)              N/A              N/A                N/A               N/A
Douglas A. Hacker                  980            2,256                621               855
Janet Langford Kelly               863            2,109                513               746
Richard W. Lowry                   684            1,973                323               357
Salvatore Macera                   688            1,977                326               360
William E. Mayer                   657            1,891                311               343
James L. Moody, Jr. (a)            N/A              N/A                N/A               N/A
Charles R. Nelson                  980            2,256                621               855
John J. Neuhauser                  677            1,947                321               354
Joseph R. Palombo (b)              N/A              N/A                N/A               N/A
Thomas Stitzel                     679            1,953                321               355
Thomas C. Theobald               1,005            2,328                633               869
Anne-Lee Verville                  714(c)         2,052(c)             338(c)            373(c)

                                                        Aggregate              Aggregate
                                  Aggregate           Compensation           Compensation
                                Compensation        from the Capital        from the Small
                                from the Focus        Opportunities         Company Growth
                              Fund for the Fiscal  Fund for the Fiscal    Fund for the Fiscal
                                 Year Ended             Year Ended            Year Ended
                                September 30,          September 30,         September 30,
Trustee                             2001                   2001                  2001
-------                             ----                   ----                  ----
John A. Bacon, Jr. (a)             $500                 $  800                  $350
Robert J. Birnbaum                  N/A                    N/A                   N/A
Tom Bleasdale (a)                   N/A                    N/A                   N/A
William W. Boyd (a)                 500                    800                   350
Lora S. Collins (a)                 N/A                    N/A                   N/A
James E. Grinnell (a)               N/A                    N/A                   N/A
Douglas A. Hacker                   883                  1,891                   656
Janet Langford Kelly                773                  1,765                   548
Richard W. Lowry                    385                  1,101                   307
Salvatore Macera                    388                  1,103                   310
William E. Mayer                    370                  1,054                   295
James L. Moody, Jr. (a)             N/A                    N/A                   N/A
Charles R. Nelson                   883                  1,891                   656
John J. Neuhauser                   382                  1,087                   305
Joseph R. Palombo (b)               N/A                    N/A                   N/A
Thomas Stitzel                      383                  1,090                   306
Thomas C. Theobald                  897                  1,932                   667
Anne-Lee Verville                   402(c)               1,145(c)                321(c)

                                   Pension or            Total Compensation from the
                                   Retirement             Funds and the Fund Complex
                                Benefits Accrued         Paid to the Trustees for the
                                as Part of Fund               Calendar Year Ended
Trustee                           Expenses (d)               December 31, 2001 (e)
-------                           ------------               ---------------------
John A. Bacon, Jr. (a)                 N/A                      $ 95,000
Robert J. Birnbaum                     N/A                        25,300
Tom Bleasdale (a)                      N/A                       103,000 (f)
William W. Boyd (a)                    N/A                        50,000
Lora S. Collins (a)                    N/A                        96,000
James E. Grinnell (a)                  N/A                       100,300
Douglas A. Hacker                      N/A                       109,000
Janet Langford Kelly                   N/A                       107,000
Richard W. Lowry                       N/A                       135,300
Salvatore Macera                       N/A                       110,000
William E. Mayer                       N/A                       132,300
James L. Moody, Jr. (a)                N/A                        91,000
Charles R. Nelson                      N/A                       109,000
John J. Neuhauser                      N/A                       132,510
Joseph R. Palombo (b)                  N/A                         N/A
Thomas Stitzel                         N/A                       109,000
Thomas C. Theobald                     N/A                       112,000
Anne-Lee Verville                      N/A                       114,000( c)

(a) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation ("FleetBoston") and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.
(b) Mr. Palombo does not receive compensation because he is an employee of Colonial, an affiliate of Stein Roe. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.
(c) During the fiscal year ended September 31, 2001, Ms. Verville deferred her total compensation of $714, $2,052, $338, $373, $402, $1,145 and $321 for
      the Balanced Fund, Growth Stock Fund, Growth Investor Fund, Midcap Growth Fund, Focus Fund, Capital Opportunities Fund and Small Company Growth Fund, respectively, of compensation pursuant to the deferred compensation plan. During the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $114,000 pursuant to the deferred compensation plan.
(d) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(e) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.
(f) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

                              FINANCIAL STATEMENTS

      Please refer to the September 30, 2001 Financial Statements (statement of assets and liabilities and schedule of investments as of September 30, 2001 and the statement of operations, changes in net assets, financial highlights, and notes thereto) and the report of independent accountants contained in the Funds' September 30, 2001 Annual Reports. The Financial Statements and the report of independent accountants are incorporated herein by reference. An Annual Report may be obtained at no charge by telephoning 800-338-2550.

                             PRINCIPAL SHAREHOLDERS

      As of December 31, 2001, trustees and officers of the Trust owned less than 1% of the outstanding shares of any Fund.

      As of December 31, 2001, the only persons known by the Trust to own of record or "beneficially" 5% or more of the then outstanding Class S shares of a Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

                                                                          Approximate
                                                                         Percentage of
                                                                       Outstanding Shares
            Name and Address                      Fund                        Held
            ----------------                      ----                        ----
Charles Schwab & Co., Inc.              Balanced Fund                         8.79%
Special custody account for the         Midcap Growth Fund                   25.94%
exclusive benefit of its customers      Focus Fund                           23.69%
Attn: Mutual Funds                      Growth Stock Fund                     8.91%
101 Montgomery St.                      Capital Opportunities Fund           25.43%(*)
San Francisco, CA  94104-4122           Small Company Growth                  8.08%
                                        Fund

Keyport Life Insurance Company          Small Company Growth Fund            28.42%(*)
125 High St.
Boston, MA  02110-2704

Salomon Smith Barney, Inc.              Growth Stock Fund                     7.66%
Book Entry Account
333 West 34th St., 7th Floor
Mutual Funds Dept.
New York, NY 10001-2483

      (*) As of record on December 31, 2001, this shareholder owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

      As of record on December 31, 2001, there the following record holders of each Fund:

                                     Class A       Class B      Class C       Class S      Class Z
                                     -------       -------      -------       -------      -------
Balanced Fund                          N/A           N/A          N/A          4,472         N/A
Growth Stock Fund                      N/A           N/A          N/A         14,637         N/A
Growth Investor Fund                   463          1,736         156          1,920          1
Midcap Growth Fund                     155           697           70          2,844          1
Focus Fund                              1            N/A          N/A          4,856         N/A
Capital Opportunities Fund              3            N/A          N/A         12,963         N/A
Small Company Growth Fund               5            N/A          N/A          1,401         N/A

                     INVESTMENT ADVISORY AND OTHER SERVICES

      Stein Roe provides investment management services to each Portfolio, Midcap Growth Fund, Focus Fund, Capital Opportunities Fund and Small Company Growth Fund, and administrative services to each Fund and each Portfolio. Stein Roe is a wholly owned subsidiary of Liberty Funds Group LLC, which is a wholly owned subsidiary of Columbia Management Group, Inc., a U.S. financial holding company, which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110. As of December 31, 2001, Stein Roe managed over $16.27 billion in assets.

      The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, NY 10022. The business address of Mr. Palombo is One Financial Center, Boston, MA 02111. Stein Roe Counselor(SM) is a professional investment advisory service offered by Stein Roe to Fund shareholders. Stein Roe Counselor(SM) is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor(SM) are free to self direct their investments while considering Stein Roe's recommendations. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, Stein Roe provides shareholders participating in these programs with dedicated representatives. Other distinctive services include specially designed account statements with portfolio performance and transaction data, asset allocation planning tools, newsletters, customized website content, and regular investment, economic and market updates. A $50,000 minimum investment is required to participate in the program.

        In return for its services, Stein Roe is entitled to receive a monthly administrative fee from each Fund and a monthly management fee from each non-feeder Fund and each Portfolio. The table below shows the annual rates of such fees as a percentage of average net assets in millions, gross fees paid (in thousands) for the three most recent fiscal years, and any expense reimbursements by Stein Roe:

                                            CURRENT RATES             YEAR      YEAR      YEAR
                                                                      ENDED     ENDED     ENDED
   FUND/PORTFOLIO          TYPE                                      9/30/01   9/30/00   9/30/99
------------------------------------------------------------------------------------------------
Balanced Fund
                      Administrative  0.150% up to $500 million,
                                      0.125% next $500 million,
                                      0.100% thereafter             $  305    $   364    $  394

Balanced Portfolio    Management      0.550% up to $500 million,
                                      0.500% next $500 million,
                                      0.450% thereafter              1,122      1,336     1,445

Growth Stock Fund

                      Administrative  0.150% up to $500 million,
                                      0.125% next $500 million,
                                      0.100% thereafter              1,102      1,423     1,132

Growth Stock          Management      0.600% up to $500 million,
 Portfolio                            0.550% next $500 million,
                                      0.500% next $1 billion;
                                      0.450% thereafter              9,603     10,085     6,076

Focus Fund            Management      0.750% up to $500 million,
                                      0.700% next $500 million,
                                      0.650% next $500 million,
                                      0.600% thereafter                457        519       398

                      Administrative  0.150% up to $500 million,
                                      0.125% next $500 million,
                                      0.100% next $500 million,
                                      0.075% thereafter                 91        104        80

Midcap Growth Fund    Management      0.750% up to $500 million,
                                      0.700% next $500 million,
                                      0.650% next $500 million,
                                      0.600% thereafter                368        457       383

                      Administrative  0.150% up to $500 million,
                                      0.125% next $500 million,
                                      0.100% next $500 million,
                                      0.075% thereafter                 74         91        77

                      Reimbursement   Expenses exceeding 1.25%        (216)       (75)      (94)

Growth Investor       Administrative  0.150% up to $500 million,
    Fund                              0.125% next $500 million,
                                      0.100% thereafter                 51         38         6

                      Reimbursement   Expenses exceeding 1.10%        (165)      (189)      (48)

Growth Investor       Management      0.600% up to $500 million,
  Portfolio                           0.550% next $500 million,
                                      0.500% thereafter              6,706      7,245     5,415

  Capital             Management      0.750% up to $500 million,
Opportunities                         0.700% next $500 million,
   Fund                               0.650% next $500 million,
                                      0.600% thereafter              2,885      4,023     4,331

                      Administrative  0.150% up to $500 million,
                                      0.125% next $500 million,
                                      0.100% next $500 million,
                                      0.075% thereafter                577        799       854

Small Company         Management      0.850%                           225        204        20
  Growth
   Fund               Administrative  0.150%                            40         36         4

                      Reimbursement   Expenses exceeding 1.50%         (86)      (105)      (54)

      Stein Roe provides office space and executive and other personnel to the Funds, and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

      The administrative agreement provides that Stein Roe shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, Stein Roe is not required to reimburse a Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses, Stein Roe may waive its fees and/or absorb certain expenses for a Fund. Any such reimbursement will enhance the yield of such Fund.

      Each management agreement provides that neither Stein Roe, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

      Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

      Stein Roe is responsible for providing accounting and bookkeeping services to the Funds pursuant to accounting and bookkeeping agreements. Under a separate agreement

("Outsourcing Agreement"), Stein Roe has delegated those functions to State Street Bank and Trust Company ("State Street"). Stein Roe pays fees to State Street under the Outsourcing Agreement.

      Under its accounting and bookkeeping agreements with the Funds and SR&F Base Trust, Stein Roe receives from each Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

- From each Portfolio or stand-alone Fund, an annual flat fee of $10,000, paid monthly;
-     From each feeder Fund, an annual flat fee of $5,000, paid monthly; and
- In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      Each Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                   DISTRIBUTOR

      Shares of each Fund are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111, under a Distribution Agreement. The Distributor is a subsidiary of Colonial, which is an indirect subsidiary of FleetBoston Financial Corporation. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

      As agent, the Distributor offers shares of each Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by any Fund. The Distributor offers the Funds' shares only on a best-efforts basis.

                                 TRANSFER AGENT

      Liberty Funds Services, Inc. ("LFS"), located at One Financial Center, Boston, Massachusetts 02111, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, LFS received from each Fund prior to July 1, 2001, a fee based on an annual rate of .22 of 1% of a Fund's average net assets. Effective July 1, 2001, LFS receives from each Fund a fee based on the following:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus
- The Fund's allocated share of LFS's out-of-pocket expenses, including fees payable to DST Systems, Inc. ("DST") under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

      The Trust believes the charges by LFS to the Funds are comparable to those of other companies performing similar services. (See Investment Advisory and Other Services.)

      Under a separate agreement, LFS also provides certain investor accounting services to each Portfolio for a monthly fee equal to $6,000 annually.

                                    CUSTODIAN

      State Street, located at 225 Franklin Street, Boston, MA 02101, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

      Portfolio securities purchased in the U.S. are maintained in the custody of State Street or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of State Street's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

      The Funds' and Portfolios' Board of Trustees reviews, at least annually, whether it is in the best interests of each Fund, each Portfolio, and their shareholders to maintain assets in each of the countries in which a Fund or Portfolio invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and State Street. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. Each Board of Trustees is aided in its review by State Street, which has assembled the network of foreign sub-custodians, as well as by Stein Roe and counsel. However, with respect to foreign sub-custodians, there can be no assurance that a Fund and the value of its shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over or enforcing judgments against the foreign sub-custodians, or application of foreign law to the foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

      The Funds and the Portfolios may invest in obligations of State Street and may purchase or sell securities from or to State Street.

                             INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                             PORTFOLIO TRANSACTIONS

      Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Stein Roe and its affiliate Colonial maintain a single, unified trading operation for trading equity securities. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

      Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

      Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

      It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

      Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein

Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

      Stein Roe places certain trades for the Funds through its affiliate AlphaTrade, Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

      CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

      Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return for directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.

      The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

      Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

      Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

      Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

      Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

      Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services--comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems--products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.
- Economic Data/Forecasting Tools--various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.
- Quantitative/Technical Analysis--software tools that assist in quantitative and technical analysis of investment data.
- Fundamental Industry Analysis--industry-specific fundamental investment research.
- Fixed Income Security Analysis--data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.
- Other Specialized Tools--other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

      Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

      Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

      The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

      In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

      Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As so noted, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

      In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

      The table below shows information on brokerage commissions (in thousands) paid by the Funds and the Portfolios for the fiscal years ended September 30, 2001, 2000 and 1999:

                                                             Balanced Portfolio
                                                          Years ended September 30
                                                  2001              2000             1999
                                                  ----              ----             ----
Total commissions                                 $108              $93              $203
Directed transactions                            10,224            11,833           138,000
Commissions on directed transactions               12                15               160
Commissions paid to ATI                             5                 2                0

                                                         Growth Investor Portfolio
                                                          Years ended September 30
                                                  2001              2000             1999
                                                  ----              ----             ----
Total commissions                                 $562             $1,349           $2,204
Directed transactions                            150,332          270,594            1,334
Commissions on directed transactions               170              315               437
Commissions paid to ATI                            16                63                0

                                                           Growth Stock Portfolio
                                                          Years ended September 30
                                                  2001              2000             1999
                                                  ----              ----             ----
Total commissions                                $1,806            $1,792            $958
Directed transactions                            261,599          552,021          2,158,000
Commissions on directed transactions               327              506               667
Commissions paid to ATI                            19                45                0

                                                         Capital Opportunities Fund
                                                          Years ended September 30
                                                  2001              2000             1999
                                                  ----              ----             ----
Total commissions                                 $703              $546             $868
Directed transactions                            30,383            44,816          1,592,000
Commissions on directed transactions               31                43               609
Commissions paid to ATI                            29                26                0

                                                                 Focus Fund
                                                          Years ended September 30
                                                  2001              2000             1999
                                                  ----              ----             ----
Total commissions                                  $48              $76               $51
Directed transactions                             2,903            15,704           178,047
Commissions on directed transactions                4                20               31
Commissions paid to ATI                             4                3                 0

                                                             Midcap Growth Fund
                                                          Years ended September 30
                                                  2001              2000             1999
                                                  ----              ----             ----
Total commissions                                 $125              $89              $117
Directed transactions                             4,730            7,842            72,988
Commissions on directed transactions                6                5                77
Commissions paid to ATI                             6                6                 0

                                                         Small Company Growth Fund
                                                          Years ended September 30
                                                   2001             2000             1999
                                                   ----             ----             ----
Total commissions                                  $50              $23              $115
Directed transactions                              105              863                0
Commissions on directed transactions                1                1                 0
Commissions paid to ATI                             1                1                 0

      The Trust and SR&F Base Trust have arranged for the custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

      Each Fund and Portfolio intends to qualify under Subchapter M of the Internal Revenue Code (the "Code") and to comply with the special provisions of the Code that relieve them of federal income tax to the extent of their net investment income and capital gains currently distributed to shareholders.

      Because dividend and capital gains distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

      Each Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

      To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

                             INVESTMENT PERFORMANCE

      A Fund may quote total return figures from time to time. A "Total Return" is your return on an investment which takes into account the change in value of your investment with distributions reinvested. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

      Average Annual Total Return is computed as follows: ERV = P(1+T)(n)

      Where:  P     =   a hypothetical initial payment of $1,000
              T     =   average annual total return
              n     =   number of years
              ERV   =   ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the period at the end of the period (or fractional portion).

      The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) is computed as follows:

           ATVD = P(1+T)n

Where:     P     =  a hypothetical initial investment of $1,000
           T     =  average annual total return (after taxes on distributions)
           n     =  number of years
           ATVD  =  ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period
                    (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

           ATVDR = P(1+T)n

Where:     P     =  a hypothetical initial investment of $1,000
           T     =  average annual total return (after taxes on distributions and redemption)
           n     =  number of years
           ATVDR =  ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period
                    (or fractional portion thereof), after taxes on fund distributions and redemption.

Total return performance as of September 30, 2001, was as follows:

                                                                  10 YEARS OR LIFE
                                                                      OF FUND
                                    1 YEAR (%)      5 YEARS (%)   (IF SHORTER) (%)
                                    ----------      -----------   ----------------
Balanced Fund
    Return Before Taxes               -17.57          5.67               8.27
    Return After Taxes on
       Distributions                  -18.95          3.10               5.60
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                  -9.68          3.94               5.80

Growth Stock Fund
    Return Before Taxes               -43.48          7.66              10.66
    Return After Taxes on
       Distributions                  -45.36          5.91               8.52
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                 -23.48          6.64               8.43

Growth Investor Fund
    Return Before Taxes              -39.74%          4.37%*            12.62%*
    Return After Taxes on
       Distributions                 -39.74%          3.96%*            12.06%*
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                -24.20%          3.44%*            10.47%*

Midcap Growth Fund
    Return Before Taxes               -48.60           N/A               0.05**
    Return After Taxes on
       Distributions                  -49.38           N/A              -1.25**
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                 -28.96           N/A               0.25**

Focus Fund
    Return Before Taxes               -43.64           N/A              -2.72**
    Return After Taxes on
       Distributions                  -46.43           N/A              -4.77**
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                 -25.50           N/A              -2.53**

Capital Opportunities Fund
    Return Before Taxes             -49.37           -4.93               8.78
    Return After Taxes on
       Distributions                -51.64           -6.23               7.86
    Return After Taxes on
       Distributions and Sale
       of Fund Shares               -27.74           -3.45               7.51

Small Company Growth Fund
    Return Before Taxes             -43.40            6.28               9.40**
    Return After Taxes on
       Distributions                -47.20            3.43               6.74**
    Return After Taxes on
       Distributions and Sale
       of Fund Shares               -24.97            4.54               7.23**

----------
* The Growth Investor Fund commenced operations on March 31, 1999. The Growth Investor Fund's performance information for all periods prior to March 31, 1999 is the performance of Stein Roe Young Investor Fund, a separate feeder fund of the SR&F Growth Investor Portfolio, which commenced operations on April 29, 1994. Performance for the Young Investor Fund is not restated to reflect any differences in expenses between the Growth Investor Fund and Young Investor Fund.
** Life of Fund is from date of public offering of Fund or its predecessor: June 30, 1997 for Midcap Growth Fund; June 26, 1998 for Focus Fund; and March 25, 1996 for predecessor of Small Company Growth Fund.

      Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

      A Fund may note its mention or recognition, or the mention or recognition of Stein Roe and its affiliates, in newspapers, magazines, or other media, including comparisons with competitors and matters of national or global economic and financial interest, from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated Press
Barron's
Bloomberg

Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Investment Advisor
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Marketing Alert
Gourmet
Individual Investor
Investment Dealers' Digest
Investment News
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Money on Line
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsday
Newsweek
New York Daily News
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
Reuters
The San Francisco Chronicle
Securities Industry Daily
Smart Money

Smithsonian
Strategic Insight
Street.com
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

      In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. Each Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average              New York Stock Exchange Composite Index
Standard & Poor's 500 Stock Index         American Stock Exchange Composite Index
Standard & Poor's 400 Industrials         NASDAQ Composite
Russell 2000 Index                        NASDAQ Industrials
Wilshire 5000
  (These indexes are widely recognized      (These indexes generally reflect the
  indicators of general U.S. stock          performance of stocks traded in the
  market results.)                          indicated markets.)

      In addition, the Funds may compare performance to the indicated benchmarks:

                    BENCHMARK                                      FUND(S)
Lipper Balanced Fund Average                      Balanced Fund

Lipper Balanced Fund Index                        Balanced Fund

Lipper Capital Appreciation Fund Average          Capital Opportunities Fund

Lipper Capital Appreciation Fund Index            Capital Opportunities Fund

Lipper Equity Fund Average                        All Funds

Lipper General Equity Fund Average                All Funds

Lipper Growth Funds                               Growth Stock Fund, Growth Investor Fund,
                                                  Focus Fund

Lipper Growth Fund Average                        Growth Stock Fund, Growth Investor Fund,
                                                  Focus Fund

Lipper Growth Fund Index                          Growth Stock Fund, Growth Investor Fund,
                                                  Focus Fund

Lipper MidCap Growth Funds                        Midcap Growth Fund

Lipper Small Cap Funds                            Small Company Growth Fund

Morningstar Domestic Hybrid Category              Balanced Fund

Morningstar Large Growth Category                 Growth Stock Fund, Growth Investor Fund

Morningstar Large Blend Category                  Focus Fund

Morningstar Mid-Cap Growth Category               Midcap Growth Fund, Capital
                                                  Opportunities Fund

Morningstar Small Growth Category                 Small Company Growth Fund

Value Line Index                                  Capital Opportunities Fund, Midcap
     (Widely recognized indicator of the          Growth Fund, Focus Fund
     performance of small- and medium-sized
     company stocks)

      Lipper Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper, Inc. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

      A Fund may also cite its rating, recognition, or other mention by Morningstar, Inc. or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

      Of course, past performance is not indicative of future results.

                                ----------------

      To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                              Common stocks
                              Small company stocks
                              Long-term corporate bonds
                              Long-term government bonds
                              Intermediate-term government bonds
                              U.S. Treasury bills
                              Consumer Price Index

      The Fund may also refer to quotations, graphs, and electronically transmitted data from sources believed by Stein Roe or the Distributor to be reputable.

      A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                 TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE          6%         8%         10%        6%         8%         10%
   Compounding
      Years            Tax-Deferred Investment             Taxable Investment
      -----            -----------------------             ------------------
       30           $124,992   $171,554   $242,340   $109,197   $135,346   $168,852
       25             90,053    115,177    150,484     82,067     97,780    117,014
       20             62,943     75,543     91,947     59,362     68,109     78,351
       15             41,684     47,304     54,099     40,358     44,675     49,514
       10             24,797     26,820     29,098     24,453     26,165     28,006
        5             11,178     11,613     12,072     11,141     11,546     11,965
        1              2,072      2,096      2,121      2,072      2,096      2,121

      Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

      From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor(SM) program and asset allocation and other investment strategies.

               MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

      Each of Balanced Fund, Growth Stock Fund, and Growth Investor Fund (which are series of the Trust, an open-end management investment company) seeks to achieve its objective by investing substantially all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a

Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Investment Advisory and Other Services. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

      See Management for the names of and additional information about the trustees and officers. Since the Trust and SR&F Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.

      Stein Roe has provided investment management services in connection with mutual funds employing the master fund/feeder fund structure since 1991.

      Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

      The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

      The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

      The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

      In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

      Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

      Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

      Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at One Financial Center, Boston, MA 02111, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

                                APPENDIX--RATINGS

RATINGS IN GENERAL

      A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of debt securities in which a fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

      The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                                                                      APPENDIX B

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                       Number
                                                                                         of
                                                                                      Portfolios
                                                                                       in Fund
                              Position    Year First                                   Complex
                               with       Elected or                                   Overseen          Other
     Name, Address            Liberty     Appointed     Principal Occupation(s)          By          Directorships
        and Age                Funds      to Office     During Past Five Years         Trustee           Held
        -------                -----      ---------     ----------------------         -------           ----
DISINTERESTED TRUSTEES

Douglas A. Hacker              Trustee      2000      President of UAL Loyalty            103             None
(Age 46)                                              Services and Executive Vice
P.O. Box 66100                                        President of United Airlines
Chicago, IL 60666                                     (airline) since September,
                                                      2001 (formerly Executive Vice
                                                      President from July, 1999 to
                                                      September, 2001); Chief
                                                      Financial Officer of United
                                                      Airlines since July, 1999;
                                                      Senior Vice President and
                                                      Chief Financial Officer of
                                                      UAL, Inc. prior thereto.

Janet Langford Kelly           Trustee      2000      Executive Vice                      103             None
(Age 44)                                              President-Corporate
One Kellogg Square                                    Development and
Battle Creek, MI 49016                                Administration, General
                                                      Counsel and Secretary, Kellogg
                                                      Company (food manufacturer),
                                                      since September, 1999; Senior
                                                      Vice President, Secretary and
                                                      General Counsel, Sara Lee
                                                      Corporation (branded,
                                                      packaged, consumer-products
                                                      manufacturer) prior thereto.

Richard W. Lowry               Trustee      1995      Private Investor since August,      105             None
(Age 65)                                              1987 (formerly Chairman and
10701 Charleston Drive                                Chief Executive Officer, U.S.
Vero Beach, FL 32963                                  Plywood Corporation (building
                                                      products manufacturer)).

Salvatore Macera               Trustee      1998      Private Investor since 1981         103             None
(Age 70)                                              (formerly Executive Vice
26 Little Neck Lane                                   President and Director of Itek
New Seabury, MA  02649                                Corporation (electronics) from
                                                      1975 to 1981).

                                                                                       Number
                                                                                         of
                                                                                      Portfolios
                                                                                       in Fund
                              Position    Year First                                   Complex
                               with       Elected or                                   Overseen          Other
     Name, Address            Liberty     Appointed     Principal Occupation(s)          By          Directorships
        and Age                Funds      to Office     During Past Five Years         Trustee           Held
        -------                -----      ---------     ----------------------         -------           ----
DISINTERESTED TRUSTEES

Charles R. Nelson              Trustee      2000      Van Voorhis Professor,              103             None
(Age 59)                                              Department of Economics,
Department of Economics                               University of Washington since
University of Washington                              January, 1976; consultant on
Seattle, WA 98195                                     econometric and statistical
                                                      matters.

John J. Neuhauser              Trustee      1985      Academic Vice President and         105        Saucony, Inc.
(Age 58)                                              Dean of Faculties since                          (athletic
84 College Road                                       August, 1999, Boston College                     footwear);
Chestnut Hill, MA 02467-3838                          (formerly Dean, Boston College                SkillSoft Corp.
                                                      School of Management from                      (e-learning).
                                                      September, 1977 to September,
                                                      1999).

Thomas E. Stitzel              Trustee      1998      Business Consultant since 1999      103             None
(Age 66)                                              (formerly Professor of Finance
2208 Tawny Woods Place                                from 1975 to 1999 and Dean
Boise, ID  83706                                      from 1977 to 1991, College of
                                                      Business, Boise State
                                                      University); Chartered
                                                      Financial Analyst.

Thomas C. Theobald             Trustee      2000      Managing Director, William          103      Xerox Corporation
(Age 64)                                              Blair Capital Partners                           (business
Suite 1300                                            (private equity investing)                      products and
222 West Adams Street                                 since September, 1994                            services),
Chicago, IL 60606                                     (formerly Chief Executive                         Anixter
                                                      Officer and Chairman of the                    International
                                                      Board of Directors,                           (network support
                                                      Continental Bank Corporation).                   equipment
                                                                                                     distributor),
                                                                                                       Jones Lang
                                                                                                     LaSalle (real
                                                                                                   estate management
                                                                                                     services) and
                                                                                                    MONY Group (life
                                                                                                      insurance).

                                                                                       Number
                                                                                         of
                                                                                      Portfolios
                                                                                       in Fund
                              Position    Year First                                   Complex
                               with       Elected or                                   Overseen          Other
     Name, Address            Liberty     Appointed     Principal Occupation(s)          By          Directorships
        and Age                Funds      to Office     During Past Five Years         Trustee           Held
        -------                -----      ---------     ----------------------         -------           ----
DISINTERESTED TRUSTEES

Anne-Lee Verville             Trustee       1998      Author and speaker on               103       Chairman of the
(Age 56)                                              educational systems needs                         Board of
359 Stickney Hill Road                                (formerly General Manager,                   Directors, Enesco
Hopkinton, NH  03229                                  Global Education Industry from                  Group, Inc.
                                                      1994 to 1997, and President,                     (designer,
                                                      Applications Solutions                          importer and
                                                      Division from 1991 to 1994,                    distributor of
                                                      IBM Corporation (global                         giftware and
                                                      education and global                           collectibles).
                                                      applications)).

                                                                                       Number
                                                                                         of
                                                                                      Portfolios
                                                                                       in Fund
                              Position    Year First                                   Complex
                               with       Elected or                                   Overseen          Other
     Name, Address            Liberty     Appointed     Principal Occupation(s)          By          Directorships
        and Age                Funds      to Office     During Past Five Years         Trustee           Held
        -------                -----      ---------     ----------------------         -------           ----
INTERESTED TRUSTEES

William E. Mayer*            Trustee        1994     Managing Partner, Park Avenue        105       Lee Enterprises
(Age 61)                                             Equity Partners (private equity                   (print and
399 Park Avenue                                      fund) since February, 1999                     on-line media),
Suite 3204                                           (formerly Founding Partner,                     WR Hambrecht +
New York, NY 10022                                   Development Capital LLC from                    Co. (financial
                                                     November 1996 to February,                         service
                                                     1999; Dean and Professor,                      provider), First
                                                     College of Business and                             Health
                                                     Management, University of                      (healthcare) and
                                                     Maryland from October, 1992 to                  Systech Retail
                                                     November, 1996).                               Systems (retail
                                                                                                        industry
                                                                                                       technology
                                                                                                       provider).

Joseph R. Palombo*           Trustee        2000     Chief Operating Officer of           103             None
(Age 48)                       and                   Columbia Management Group, Inc.
One Financial Center         Chairman                (Columbia Management Group)
Boston, MA 02111             of the                  since November, 2001; formerly
                              Board                  Chief Operations Officer of
                                                     Mutual Funds, Liberty Financial
                                                     Companies, Inc. from August,
                                                     2000 to November, 2001;
                                                     Executive Vice President of
                                                     Stein Roe & Farnham
                                                     Incorporated (Stein Roe) since
                                                     April, 1999; Executive Vice
                                                     President and Director of the
                                                     Advisor since April, 1999;
                                                     Executive Vice President and
                                                     Chief Administrative Officer of
                                                     Liberty Funds Group, LLC (LFG)
                                                     since April, 1999; Director of
                                                     Stein Roe since September,
                                                     2000; Trustee and Chairman of
                                                     the Board of the Stein Roe
                                                     Mutual Funds since October,
                                                     2000; Manager of Stein Roe
                                                     Floating Rate Limited Liability
                                                     Company since October, 2000
                                                     (formerly Vice President of the
                                                     Liberty Funds from April, 1999
                                                     to August, 2000; Chief
                                                     Operating Officer and Chief
                                                     Compliance Officer, Putnam
                                                     Mutual Funds from December,
                                                     1993 to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                  Year
                                                 First
                                                Elected
                                                   or
                                Position        Appointed
    Name, Address             With Liberty         to                 Principal Occupation(s)
       and Age                   Funds           Office                During Past Five Years
       -------                   -----           ------                ----------------------
OFFICERS

Keith T. Banks (Age 46)         President         2001      President of the Liberty Funds since November, 2001;
Columbia Management Group,                                  Chief Investment Officer and Chief Executive Officer of
Inc.                                                        Columbia Management Group since August, 2000 (formerly
590 Madison Avenue,                                         Managing Director and Head of U.S. Equity, J.P. Morgan
36th Floor                                                  Investment Management from November, 1996 to August,
Mail Stop NY EH                                             2000).
30636A
New York, NY  10022

Vicki L. Benjamin                 Chief           2001      Chief Accounting Officer of the Liberty Funds and
(Age 40)                       Accounting                   Liberty All-Star Funds since June, 2001; Vice President
One Financial Center             Officer                    of LFG since April, 2001 (formerly Vice President,
Boston, MA 02111                                            Corporate Audit, State Street Bank and Trust Company
                                                            from May, 1998 to April, 2001; Audit Manager from July,
                                                            1994 to June, 1997; Senior Audit Manager from July, 1997
                                                            to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton            Treasurer         2000      Treasurer of the Liberty Funds and of the Liberty
(Age 37)                                                    All-Star Funds since December, 2000 (formerly Controller
One Financial Center                                        of the Liberty Funds and of the Liberty All-Star Funds
Boston, MA 02111                                            from February, 1998 to October, 2000); Treasurer of the
                                                            Stein Roe Funds since February, 2001 (formerly
                                                            Controller from May, 2000 to February, 2001); Senior
                                                            Vice President of LFG since January, 2001 (formerly Vice
                                                            President from April, 2000 to January, 2001; Vice
                                                            President of the Advisor from February, 1998 to October,
                                                            2000; Senior Tax Manager, Coopers & Lybrand, LLP from
                                                            April, 1996 to January, 1998).

Michelle G. Azrialy             Controller        2001      Controller of the Liberty Funds and of the Liberty
(Age 32)                                                    All-Star Funds since May, 2001; Vice President of LFG
One Financial Center                                        since March, 2001 (formerly Assistant Vice President of
Boston, MA 02111                                            Fund Administration from September, 2000 to February,
                                                            2001; Compliance Manager of Fund Administration from
                                                            September, 1999 to August, 2000) (formerly Assistant
                                                            Vice President and Assistant Treasurer, Chase Global
                                                            Fund Services - Boston from August, 1996 to September,
                                                            1999).

Jean S. Loewenberg              Secretary         2002      Secretary of the Liberty Funds and of the Liberty
(Age 56)                                                    All-Star Funds since February, 2002; Senior Vice
One Financial Center                                        President and Group Senior Counsel, FleetBoston
Boston, MA 02111                                            Financial Corporation since November, 1996.

Trustee Positions

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended September, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                                         Total Compensation from
                                   Aggregate                              the Fund and the Fund
                               Compensation from       Pension or          Complex Paid to the
                               the Fund for the    Retirement Benefits   Trustees for the Calendar
                               Fiscal Year Ended    Accrued as Part of         Year Ended
Trustee                        September 30, 2001   Fund Expenses (a)    December 31, 2001 (b)(c)
-------                        ------------------   -----------------    ------------------------
John A. Bacon, Jr.                 $   300                N/A                $ 95,000
Robert J. Birnbaum                     N/A                N/A                  25,300
Tom Bleasdale                          N/A                N/A                  103,000(d)
William W. Boyd                        300                N/A                  50,000
Lora S. Collins                        N/A                N/A                  96,000
James E. Grinnell                      N/A                N/A                 100,300
Douglas A. Hacker                     2,256               N/A                 109,000
Janet Langford Kelly                  2,109               N/A                 107,000
Richard W. Lowry                      1,973               N/A                 135,300
Salvatore Macera                      1,977               N/A                 110,000
William E. Mayer                      1,891               N/A                 132,300
James L. Moody, Jr.                    N/A                N/A                  91,000
Charles R. Nelson                     2,256               N/A                 109,000
John J. Neuhauser                     1,947               N/A                 132,510
Joseph R. Palombo(e)                   N/A                N/A                     N/A
Thomas Stitzel                        1,953               N/A                 109,000
Thomas C. Theobald                    2,328               N/A                 112,000
Anne-Lee Verville                     2,052(f)            N/A                 114,000(f)

a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.
c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.
e) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.
f) During the fiscal year ended September 30, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $2,052 and $114,000, respectively, pursuant to the deferred compensation plan.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended September 30, 2001, the Audit Committee convened six times.

GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended September 30, 2001, the Governance Committee convened three times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended September 30, 2001, the Advisory Fees & Expenses Committee convened four times.

TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended September 30, 2001, the Trading Oversight Committee convened two times.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and (ii) in all Funds overseen by the Trustee in the Liberty Fund Complex.

                                                              Aggregate Dollar Range of Equity
                             Dollar Range of Equity        Securities Owned in All Funds Overseen
      Name of Trustee      Securities Owned in The Fund      by Trustee in Liberty Fund Complex
      ---------------      ----------------------------      ----------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                       $0                           Over $100,000
Janet Langford Kelly                    $0                           Over $100,000
Richard W. Lowry (g)                    $0                           Over $100,000
Salvatore Macera                 $10,001-$50,000                    $50,001-$100,000
Charles R. Nelson                $10,001-$50,000                     Over $100,000
John J. Neuhauser (g)                   $0                           Over $100,000
Thomas E. Stitzel                       $0                          $50,001-$100,000
Thomas C. Theobald                      $0                           Over $100,000
Anne-Lee Verville                       $0                           Over $100,000

INTERESTED TRUSTEES

William E. Mayer (g)                    $0                          $50,001-$100,000
Joseph R. Palombo                       $0                             $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST

                         STEIN ROE YOUNG INVESTOR FUND

                                   FORM N-14
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                May [___], 2002

      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty Young Investor Fund, a series of Liberty-Stein Roe Advisor Trust and the Liberty Growth Investor Fund, a series of Liberty-Stein Roe Funds Investor Trust (the "Acquired Funds") by the Stein Roe Young Investor Fund (the "Acquiring Fund"), a series of Liberty-Stein Roe Funds Investment Trust.

      This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated May [___], 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Funds. The Acquired Funds would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Funds.

      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                               Table of Contents

I.  Additional Information about the Acquiring Fund and the Acquired Fund...   2
II. Financial Statements....................................................   2

I. Additional Information about the Acquiring Fund and the Acquired Fund.

      Attached hereto as Appendix A is the Statement of Additional Information for the Acquiring Fund dated February 1, 2002.

      Attached hereto as Appendix B is updated information relating to the Trustees of the Liberty-Stein Roe Funds Investment Trust.

II. Financial Statements.

      This SAI is accompanied by the Annual Report for the twelve months ended September 30, 2001, of the Acquiring Fund, which report contains historical financial information regarding such Fund. Such report has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

      Pro forma financial statements of the Acquiring Fund for the Acquisitions are provided on the following pages. The Schedule of Portfolio Investments is omitted because each of the Acquiring Fund and the Acquired Funds invest substantially all of their assets in the SR&F Growth Investor Portfolio as part of a master fund/feeder fund structure.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                        SR&F           STEIN ROE
                                       GROWTH            YOUNG         LIBERTY
                                      INVESTOR         INVESTOR         YOUNG
                                      PORTFOLIO          FUND        INVESTOR FUND
                                     -------------   -------------   --------------
ASSETS
Investments, at value                $ 874,950,310   $ 747,415,377   $ 107,708,393
Cash                                         5,322              --              --
Receivable for:
   Investments sold                      5,898,718              --              --
   Fund shares sold                             --         165,428          80,984
   Dividends                               436,770              --              --
Expense reimbursement due
  from Advisor                                  --              --         406,991
Other assets                                    --              --              --
                                     -------------   -------------   -------------
     Total Assets                      881,291,120     747,580,805     108,196,368
                                     -------------   -------------   -------------

LIABILITIES
Payable for:
   Fund shares repurchased                      --         243,042         102,989
   Management fee                          452,933              --              --
   Administration fee                           --         120,135          18,693
   Bookkeeping fee                             851          20,158              --
   Tranfer agent fee                           509         362,562          30,008
Other liabilities                           19,678         136,864          33,368
                                     -------------   -------------   -------------
     Total Liablities                      473,971         882,761         185,058
                                     -------------   -------------   -------------
NET ASSETS                           $ 880,817,149   $ 746,698,044   $ 108,011,310
                                     =============   =============   =============

Paid in capital                                      $ 880,248,919   $ 144,970,506
Accumulated net realized loss
 on investments                                        (54,912,123)    (19,612,450)
Net unrealized depreciation
 on investments                                        (78,638,752)    (17,346,746)
                                                     -------------   -------------
NET ASSETS                                           $ 746,698,044   $ 108,011,310
                                                     =============   =============

Net assets - Class A                                 $          --   $ 107,574,302
                                                     =============   =============
Shares outstanding - Class A                                    --       9,983,473
                                                     =============   =============
Net asset value and redemption
   price per share - Class A                         $          --         $ 10.78(a)
                                                     =============   =============
Maximum offering price per share -
   Class A (Net asset
   value/0.9425)                                     $          --   $          --
                                                     =============   =============

Net assets - Class B                                 $          --   $          --
                                                     =============   =============
Shares outstanding - Class B                                    --              --
                                                     =============   =============
Net asset value and offering
   price per share - Class B                         $          --   $          --
                                                     =============   =============

Net assets - Class C                                 $          --   $          --
                                                     =============   =============
Shares outstanding - Class C                                    --              --
                                                     =============   =============
Net asset value and offering
   price per share - Class C                         $          --   $          --
                                                     =============   =============

Net assets - Class K                                 $          --       $ 437,008
                                                     =============   =============
Shares outstanding - Class K                                    --          40,474
                                                     =============   =============
Net asset value, offering and
   redemption price per share -
   Class K                                           $          --         $ 10.80
                                                     =============   =============

Net assets - Class S                                 $ 746,698,044   $          --
                                                     =============   =============
Shares outstanding - Class S                            39,801,621              --
                                                     =============   =============
Net asset value, offering and
   redemption price per share -
   Class S                                           $       18.76   $          --
                                                     =============   =============

Net assets - Class Z                                 $          --   $          --
                                                     =============   =============
Shares outstanding - Class Z                                    --              --
                                                     =============   =============
Net asset value, offering and
   redemption price per share -
   Class Z                                           $          --   $          --
                                                     =============   =============

Investments, at cost                 $ 975,033,246
                                     =============

                                      LIBERTY
                                       GROWTH
                                      INVESTOR         PRO FORMA            PRO FORMA
                                        FUND          ADJUSTMENTS            COMBINED
                                    ------------     -------------         -------------
ASSETS
Investments, at value               $ 25,693,379     $(880,817,149){a}     $ 874,950,310
Cash                                          --                                   5,322
Receivable for:
   Investments sold                           --                               5,898,718
   Fund shares sold                       17,661                                 264,073
   Dividends                                  --                                 436,770
Expense reimbursement due
  from Advisor                            73,040                                 480,031
Other assets                               1,176                                   1,176
                                    ------------                           -------------
     Total Assets                     25,785,256                             882,036,400
                                    ------------                           -------------

LIABILITIES
Payable for:

   Fund shares repurchased                 6,450                                 352,481
   Management fee                             --                                 452,933
   Administration fee                      3,369                                 142,197
   Bookkeeping fee                            --                                  21,009
   Tranfer agent fee                       5,339                                 398,418
Other liabilities                         35,379                                 225,289
                                    ------------                           -------------
     Total Liablities                     50,537                               1,592,327
                                    ------------                           -------------
NET ASSETS                          $ 25,734,719                           $ 880,444,073
                                    ============                           =============

Paid in capital                     $ 39,326,763                           1,064,546,188
Accumulated net realized loss
 on investments                       (9,494,607)                            (84,019,180)
Net unrealized depreciation
 on investments                       (4,097,437)                           (100,082,935)
                                    ------------                           -------------
NET ASSETS                          $ 25,734,719                           $ 880,444,073
                                    ============                           =============

Net assets - Class A                $  2,771,309           437,008{c}      $ 110,782,619
                                    ============                           =============
Shares outstanding - Class A             377,727        (4,455,943){b}{c}      5,905,257
                                    ============                           =============
Net asset value and redemption
   price per share - Class A        $       7.34(a)                                18.76
                                    ============                           =============
Maximum offering price per share -
   Class A (Net asset
   value/0.9425)                    $       7.79(b)                                19.90
                                    ============                           =============

Net assets - Class B                $ 10,447,069                            $ 10,447,069
                                    ============                           =============
Shares outstanding - Class B           1,443,532          (886,652){b}           556,880
                                    ============                           =============
Net asset value and offering
   price per share - Class B        $       7.24(a)                                18.76
                                    ============                           =============

Net assets - Class C                $    679,891                           $     679,891
                                    ============                           =============
Shares outstanding - Class C              93,919           (57,677){b}            36,242
                                    ============                           =============
Net asset value and offering
   price per share - Class C        $       7.24(a)                                18.76
                                    ============                           =============

Net assets - Class K                $         --          (437,008){c}     $          --
                                    ============                           =============
Shares outstanding - Class K                  --           (40,474){b}{c}             --
                                    ============                           =============
Net asset value, offering and
   redemption price per share -
   Class K                          $         --
                                    ============

Net assets - Class S                $ 11,835,773      (758,533,817){d}     $          --
                                    ============                           =============
Shares outstanding - Class S           1,605,629       (41,407,250){b}{d}             --
                                    ============                           =============
Net asset value, offering and
   redemption price per share -
   Class S                          $       7.37
                                    ============                           =============

Net assets - Class Z                $        677       758,533,817{d}      $ 758,534,494
                                    ============                           =============
Shares outstanding - Class Z                  92        40,433,516{b}{d}      40,433,608
                                    ============                           =============
Net asset value, offering and
   redemption price per share -
   Class Z                          $       7.36                                   18.76
                                    ============                           =============

Investments, at cost                                                       $ 975,033,246
                                                                           =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)   On sales of $50,000 or more the offering price is reduced.

{a}   Due to elimination of master/feeder structure.
{b}   New class shares of the surviving fund transferred at NAV of surviving fund.
{c}   Class K shares redesignated as Class A shares.
{d}   Class S shares redesignated as Class Z shares.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                For the Year Ended September 30, 2001 (Unaudited)

                                                         GROWTH SR&F          STEIN ROE           LIBERTY
                                                          INVESTOR              YOUNG              YOUNG
                                                          PORTFOLIO         INVESTOR FUND       INVESTOR FUND
                                                        -------------       -------------       -------------
Investment Income
Dividends                                               $   7,198,896       $   6,108,653       $     885,188
Interest                                                    3,017,205           2,567,663             365,134
                                                        -------------       -------------       -------------
   Total Investment Income                                 10,216,101           8,676,316           1,250,322

EXPENSES
Expenses allocated from Portfolio                                  --           5,862,094             842,804
Management fee                                              6,705,965                  --                  --
Administration fee                                                 --           1,757,033             291,378
Service fee - Class A                                              --                  --             362,854
Service fee - Class B                                              --                  --                  --
Service fee - Class C                                              --                  --                  --
Distribution fee - Class A                                         --                  --             145,025
Distribution fee - Class B                                         --                  --                  --
Distribution fee - Class C                                         --                  --                  --
Distribution fee - Class K                                         --                  --               1,368
Bookkeeping fee                                                43,735             111,905              32,489
Transfer agent fee                                              6,000           4,513,532             798,452
Custody fee                                                    38,131                  --                  --
Other expenses                                                113,214             528,852             353,818
                                                        -------------       -------------       -------------
   Total Expenses                                           6,907,045          12,773,416           2,828,188
Fees and expenses waived or borne by Advisor                       --                  --            (572,943)
Fees waived by Distributor - Class A                               --                  --             (72,454)
Custody credits earned                                         (5,646)                 --                  --
                                                        -------------       -------------       -------------
   Net Expenses                                             6,901,399          12,773,416           2,182,791
                                                        -------------       -------------       -------------
   Net Investment Income (Loss)                             3,314,702          (4,097,100)           (932,469)
                                                        -------------       -------------       -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on investments                          (48,061,846)        (23,210,349)        (17,091,589)
Net change in unrealized appreciation/depreciation
   on investments                                        (530,065,309)       (467,364,862)        (54,003,465)
                                                        -------------       -------------       -------------
   Net Loss                                              (578,127,155)       (490,575,211)        (71,095,054)
                                                        -------------       -------------       -------------
Decrease in Net Assets from Operations                  $(574,812,453)      $(494,672,311)      $ (72,027,523)
                                                        =============       =============       =============

                                                            LIBERTY
                                                             GROWTH               PRO FORMA            PRO FORMA
                                                         INVESTOR FUND           ADJUSTMENTS           COMBINED
                                                        ----------------       ---------------       -------------
Investment Income
Dividends                                               $        205,055       $ (7,198,896){a}      $   7,198,896
Interest                                                          84,408         (3,017,205){a}          3,017,205
                                                        ----------------                             -------------
   Total Investment Income                                       289,463                                10,216,101

EXPENSES

Expenses allocated from Portfolio                                196,501         (6,901,399){a}                 --
Management fee                                                        --                                 6,705,965
Administration fee                                                50,959           (110,519){b}          1,988,851
Service fee - Class A                                              9,150              1,368{f}             373,372
Service fee - Class B                                             33,255                                    33,255
Service fee - Class C                                              2,111                                     2,111
Distribution fee - Class A                                         3,656                547{f}             149,228
Distribution fee - Class B                                        99,765                                    99,765
Distribution fee - Class C                                         6,333                                     6,333
Distribution fee - Class K                                            --             (1,368){f}                 --
Bookkeeping fee                                                   19,934            111,251{c}             319,314
Transfer agent fee                                               121,057          2,281,450{c}           7,720,491
Custody fee                                                           --                                    38,131
Other expenses                                                   148,266           (504,344){d}            639,806
                                                        ----------------                             -------------
   Total Expenses                                                690,987                                18,076,622
Fees and expenses waived or borne by Advisor                    (165,200)           (61,667){e}           (799,810)
Fees waived by Distributor - Class A                              (1,826)              (273){f}            (74,553)
Custody credits earned                                                --                                    (5,646)
                                                        ----------------                             -------------
   Net Expenses                                                  523,961                                17,196,613
                                                        ----------------                             -------------
   Net Investment Income (Loss)                                 (234,498)                               (6,980,512)
                                                        ----------------                             -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized loss on investments                              (7,759,908)        48,061,846{a}         (48,061,846)
Net change in unrealized appreciation/depreciation
   on investments                                             (8,696,982)       530,065,309{a}        (530,065,309)
                                                        ----------------                             -------------
   Net Loss                                                  (16,456,890)                             (578,127,155)
                                                        ----------------                             -------------
Decrease in Net Assets from Operations                  $    (16,691,388)                            $(585,107,667)
                                                        ================                             =============

(a)   Due to elimination of master/feeder structure.
(b)   Based on the contract in effect for the surviving fund.
(c)   Based on new fee structure effective 7/1/01.
(d)   Decrease due to economies of scale achieved by merging the funds.
(e)   Due to new expense structure of surviving fund.
(f)   Due to the redesignation of Class K shares into Class A shares.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                SR&F         STEIN ROE       LIBERTY
                                               GROWTH          YOUNG         GROWTH
                                              INVESTOR       INVESTOR        INVESTOR          PRO FORMA              PRO FORMA
                                             PORTFOLIO         FUND            FUND           ADJUSTMENTS             COMBINED
                                            -------------  -------------    ------------     --------------         -------------
ASSETS

Investments, at value                       $ 874,950,310  $ 747,415,377      25,693,379     $(773,108,756){a}      $ 874,950,310
Cash                                                5,322             --              --                                    5,322
Receivable for:
   Investments sold                             5,898,718             --              --                                5,898,718
   Fund shares sold                                    --        165,428          17,661                                  183,089
   Dividends                                      436,770             --              --                                  436,770
Expense reimbursement due from Advisor                 --             --          73,040                                   73,040
Other assets                                           --             --           1,176                                    1,176
                                            -------------  -------------    ------------                            -------------
     Total Assets                             881,291,120    747,580,805      25,785,256                              881,548,425
                                            -------------  -------------    ------------                            -------------

LIABILITIES
Payable for:

   Fund shares repurchased                             --        243,042           6,450                                  249,492
   Management fee                                 452,933             --              --                                  452,933
   Administration fee                                  --        120,135           3,369                                  123,504
   Bookkeeping fee                                    851         20,158              --                                   21,009
   Tranfer agent fee                                  509        362,562           5,339                                  368,410
Other liabilities                                  19,678        136,864          35,379       107,708,393{a}         107,900,314
                                            -------------  -------------    ------------                            -------------
     Total Liablities                             473,971        882,761          50,537                              109,115,662
                                            =============  =============    ============                            =============
NET ASSETS                                  $ 880,817,149  $ 746,698,044    $ 25,734,719                            $ 772,432,763
                                            =============  =============    ============                            =============

Paid in capital                                            $ 880,248,919    $ 39,326,763                              919,575,682
Accumulated net realized loss
  on investments                                             (54,912,123)     (9,494,607)                             (64,406,730)
Net unrealized depreciation
  on investments                                             (78,638,752)     (4,097,437)                             (82,736,189)
                                                           -------------    ------------                            -------------
NET ASSETS                                                 $ 746,698,044    $ 25,734,719                            $ 772,432,763
                                                           =============    ============                            =============

Net assets - Class A                                       $          --     $ 2,771,309                --            $ 2,771,309
                                                           =============    ============                            =============
Shares outstanding - Class A                                          --         377,727          (230,003){b}            147,724
                                                           =============    ============                            =============
Net asset value and redemption
   price per share - Class A                               $          --          $ 7.34(a)                                 18.76
                                                           =============    ============                            =============
Maximum offering price per share -
    Class A (Net asset
    value/0.9425)                                          $          --    $      7.79(b)                                  19.90
                                                           =============    ============                            =============

Net assets - Class B                                       $          --    $ 10,447,069                --           $ 10,447,069
                                                           =============    ============                            =============
Shares outstanding - Class B                                          --       1,443,532          (886,652){b}            556,880
                                                           =============    ============                            =============
Net asset value and offering
   price per share - Class B                               $          --          $ 7.24(a)                                 18.76
                                                           =============    ============                            =============

Net assets - Class C                                       $          --       $ 679,891                                $ 679,891
                                                           =============    ============                            =============
Shares outstanding - Class C                                          --          93,919           (57,677){b}            36,242
                                                           =============    ============                            =============
Net asset value and offering
   price per share - Class C                               $          --          $ 7.24(a)                                 18.76
                                                           =============    ============                            =============

Net assets - Class S                                       $ 746,698,044    $ 11,835,773      (758,533,817){c}      $          --
                                                           =============    ============                            =============
Shares outstanding - Class S                                  39,801,621       1,605,629       (41,407,250){b}{c}              --
                                                           =============    ============                            =============
Net asset value, offering and
   redemption price per
   share - Class S                                         $       18.76          $ 7.37
                                                           =============    ============                            =============

Net assets - Class Z                                       $          --           $ 677       758,533,817{c}       $ 758,534,494
                                                           =============    ============                            =============
Shares outstanding - Class Z                                          --              92        40,433,516{b}{c}       40,433,608
                                                           =============    ============                            =============
Net asset value, offering and
   redemption price per
   share - Class Z                                         $          --          $ 7.36                                    18.76
                                                           =============    ============                            =============

Investments, at cost                        $ 975,033,246                                                           $ 975,033,246
                                            -------------                                                           -------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)   On sales of $50,000 or more the offering price is reduced.

{a}   Due to elimination of master/feeder structure.
{b}   New class shares of the surviving fund transferred at NAV of surviving fund.
{c}   Class S shares redesignated as Class Z shares.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                FOR THE YEAR ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                            SR&F              STEIN ROE            LIBERTY
                                                       GROWTH INVESTOR      YOUNG INVESTOR      GROWTH INVESTOR
                                                          PORTFOLIO             FUND                 FUND
                                                        -------------       -------------       ----------------
INVESTMENT INCOME
Dividends                                               $   7,198,896       $   6,108,653       $        205,055
Interest                                                    3,017,205           2,567,663                 84,408
                                                        -------------       -------------       ----------------
   Total Investment Income                                 10,216,101           8,676,316                289,463

EXPENSES

Expenses allocated from Portfolio                                  --           5,862,094                196,501
Management fee                                              6,705,965                  --                     --
Administration fee                                                 --           1,757,033                 50,959
Service fee - Class A                                              --                  --                  9,150
Service fee - Class B                                              --                  --                 33,255
Service fee - Class C                                              --                  --                  2,111
Distribution fee - Class A                                         --                  --                  3,656
Distribution fee - Class B                                         --                  --                 99,765
Distribution fee - Class C                                         --                  --                  6,333
Bookkeeping fee                                                43,735             111,905                 19,934
Transfer agent fee                                              6,000           4,513,532                121,057
Custody fee                                                    38,131                  --                     --
Other expenses                                                113,214             528,852                148,266
                                                                            -------------       ----------------
   Total Expenses                                           6,907,045          12,773,416                690,987
Fees and expenses waived or borne by Advisor                       --                  --               (165,200)
Fees waived by Distributor - Class A                               --                  --                 (1,826)
Custody credits earned                                         (5,646)                 --                     --
                                                        -------------       -------------       ----------------
   Net Expenses                                             6,901,399          12,773,416                523,961
                                                        -------------       -------------       ----------------
   Net Investment Income (Loss)                             3,314,702          (4,097,100)              (234,498)
                                                        -------------       -------------       ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized loss on investments                          (48,061,846)        (23,210,349)            (7,759,908)
Net change in unrealized appreciation/depreciation
   on investments                                        (530,065,309)       (467,364,862)            (8,696,982)
                                                        -------------       -------------       ----------------
   Net Loss                                              (578,127,155)       (490,575,211)           (16,456,890)
                                                        -------------       -------------       ----------------
Decrease in Net Assets from Operations                  $(574,812,453)      $(494,672,311)      $    (16,691,388)
                                                        =============       =============       ================


                                                         PRO FORMA                PRO FORMA
                                                         ADJUSTMENTS               COMBINED
                                                        ------------          -------------
INVESTMENT INCOME
Dividends                                               $ (7,198,896){a}      $   6,313,708
Interest                                                  (3,017,205){a}          2,652,071
                                                                              -------------
   Total Investment Income                                                        8,965,779

EXPENSES

Expenses allocated from Portfolio                         (6,058,595){a}                 --
Management fee                                              (729,581){b}          5,976,384
Administration fee                                            (1,396){b}          1,806,596
Service fee - Class A                                                                 9,150
Service fee - Class B                                                                33,255
Service fee - Class C                                                                 2,111
Distribution fee - Class A                                                            3,656
Distribution fee - Class B                                                           99,765
Distribution fee - Class C                                                            6,333
Bookkeeping fee                                               107,220{c}            282,794
Transfer agent fee                                          1,607,967{c}          6,248,556
Custody fee                                                                          38,131
Other expenses                                              (274,314){d}            516,018
                                                        ----------------      -------------
   Total Expenses                                                                15,022,749
Fees and expenses waived or borne by Advisor                  150,982{e}            (14,218)
Fees waived by Distributor - Class A                                  --             (1,826)
Custody credits earned                                                               (5,646)
                                                                              -------------
   Net Expenses                                                                  15,001,059
                                                                              -------------
   Net Investment Income (Loss)                                                  (6,035,280)
                                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized loss on investments                           48,061,846{a}        (30,970,257)
Net change in unrealized appreciation/depreciation
   on investments                                         530,065,309{a}       (476,061,844)
                                                                              -------------
   Net Loss                                                                    (507,032,101)
                                                                              -------------
Decrease in Net Assets from Operations                                        $(513,067,381)
                                                                              =============

(a)   Due to elimination of master/feeder structure.
(b)   Based on the contract in effect for the surviving fund.
(c)   Based on new fee structure effective 7/1/01.
(d)   Decrease due to economies of scale achieved by merging the funds.
(e)   Due to new expense structure of surviving fund.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                         September 30, 2001 (Unaudited)

                                                        SR&F            STEIN ROE           LIBERTY
                                                  GROWTH INVESTOR     YOUNG INVESTOR     YOUNG INVESTOR
                                                     PORTFOLIO             FUND                FUND
                                                 ----------------     ---------------    --------------
ASSETS
Investments, at value                             $  874,950,310      $ 747,415,377       $ 107,708,3937
                                                  ==============      =============       ==============
Cash                                                       5,322                 --                   --
Receivable for:
   Investments sold                                    5,898,718                 --                   --
   Fund shares sold                                           --            165,428               80,984
   Dividends                                             436,770                 --                   --
Expense reimbursement due from Advisor                        --                 --              406,991
Other assets                                                  --                 --                   --
                                                  --------------      -------------       --------------
     Total Assets                                    881,291,120        747,580,805          108,196,368
                                                  --------------      -------------       --------------

LIABILITIES
Payable for:
   Fund shares repurchased                                    --            243,042              102,989
   Management fee                                        452,933                 --                   --
   Administration fee                                         --            120,135               18,693
   Bookkeeping fee                                           851             20,158                   --
   Tranfer agent fee                                         509            362,562               30,008
Other liabilities                                         19,678            136,864               33,368
                                                  --------------      -------------       --------------
     Total Liablities                                    473,971            882,761              185,058
                                                  --------------      -------------       --------------
NET ASSETS                                        $  880,817,149      $ 746,698,044       $  108,011,310
                                                  ==============      =============       ==============

Paid in capital                                                       $ 880,248,919       $  144,970,506
Accumulated net realized loss on investments                            (54,912,123)         (19,612,450)
Net unrealized depreciation on investments                              (78,638,752)         (17,346,746)
                                                                      -------------       --------------
NET ASSETS                                                            $ 746,698,044       $  108,011,310
                                                                      =============       ==============

Net assets - Class A                                                  $          --       $  107,574,302
                                                                      =============       ==============
Shares outstanding - Class A                                                     --            9,983,473
                                                                      =============       ==============
Net asset value and redemption
   price per share - Class A                                          $          --       $        10.78(a)
                                                                      =============       ==============
Maximum offering price per share - Class A
   (Net asset value/0.9425)                                           $          --       $        11.44(b)
                                                                      =============       ==============
Net assets - Class K                                                  $          --       $      437,008
                                                                      =============       ==============
Shares outstanding - Class K                                                     --               40,474
                                                                      =============       ==============
Net asset value, offering and redemption
   price per share - Class K                                          $          --       $        10.80
                                                                      =============       ==============

Net assets - Class S                                                  $ 746,698,044       $           --
                                                                      =============       ==============

Shares outstanding - Class S                                             39,801,621                   --
                                                                      =============       ==============
Net asset value, offering and redemption
   price per share - Class S                                          $       18.76       $           --
                                                                      =============       ==============

Net assets - Class Z                                                  $          --       $           --
                                                                      =============       ==============
Shares outstanding - Class Z                                                     --                   --
                                                                      =============       ==============
Net asset value, offering and redemption
   price per share - Class Z                                          $          --       $           --
                                                                      =============       ==============
Investments, at cost                               $975,033,246
                                                   ============


                                                  PRO FORMA               PRO FORMA
                                                  ADJUSTMENTS             COMBINED
                                                -----------------       --------------
ASSETS
Investments, at value                           $(855,123,770){a}      $   874,950,310
                                                                       ===============
Cash                                                                             5,322
Receivable for:
   Investments sold                                                          5,898,718
   Fund shares sold                                                            246,412
   Dividends                                                                   436,770
Expense reimbursement due from Advisor                                         406,991
Other assets                                                                        --
                                                                       ---------------
     Total Assets                                                          881,944,523
                                                                       ---------------

LIABILITIES
Payable for:
   Fund shares repurchased                                                     346,031
   Management fee                                                              452,933
   Administration fee                                                          138,828
   Bookkeeping fee                                                              21,009
   Tranfer agent fee                                                           393,079
Other liabilities                                  25,693,379{a}            25,883,289
                                                                       ---------------
     Total Liablities                                                       27,235,169
                                                                       ---------------
NET ASSETS                                                             $   854,709,354
                                                                       ===============

Paid in capital                                                          1,025,219,425
Accumulated net realized loss on investments                               (74,524,573)
Net unrealized depreciation on investments                                 (95,985,498)
                                                                       ---------------
NET ASSETS                                                             $   854,709,354
                                                                       ===============

Net assets - Class A                                  437,008{c}       $   108,011,310
                                                                       ===============
Shares outstanding - Class A                       (4,225,940){b}{c}         5,757,533
                                                                       ===============
Net asset value and redemption
   price per share - Class A                                                     18.76
                                                                       ===============
Maximum offering price per share - Class A
   (Net asset value/0.9425)                                                      19.90
                                                                       ===============
Net assets - Class K                                 (437,008){c}      $            --
                                                                       ===============
Shares outstanding - Class K                          (40,474){c}                   --
                                                                       ===============
Net asset value, offering and redemption
   price per share - Class K
                                                                       ===============

Net assets - Class S                             (746,698,044){d}      $            --
                                                                       ===============
                                                                       ===============
Shares outstanding - Class S                      (39,801,621){b}{d}                --
                                                                       ===============
Net asset value, offering and redemption
   price per share - Class S
                                                                       ===============

Net assets - Class Z                              746,698,044{d}       $   746,698,044
                                                                       ===============
Shares outstanding - Class Z                       39,801,621{b}{d}         39,801,621
                                                                       ===============
Net asset value, offering and redemption
   price per share - Class Z                                                     18.76
                                                                       ===============
Investments, at cost                                                                       $975,033,246
                                                                                           ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)   On sales of $50,000 or more the offering price is reduced.

{a}   Due to elimination of master/feeder structure.
{b}   New class shares of the surviving fund transferred at NAV of surviving fund.
{c}   Class K shares redesignated as Class A shares.
{d}   Class S shares redesignated as Class Z shares.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                For the Year Ended September 30, 2001 (Unaudited)

                                                SR&F              STEIN ROE          LIBERTY
                                          GROWTH INVESTOR       YOUNG INVESTOR    YOUNG INVESTOR      PRO FORMA         PRO FORMA
                                             PORTFOLIO               FUND              FUND           ADJUSTMENTS        COMBINED
                                          ----------------    ----------------   ----------------   ----------------  --------------
INVESTMENT INCOME
Dividends                                 $      7,198,896    $      6,108,653   $       885,188   $ (7,198,896){a}  $    6,993,841
Interest                                         3,017,205           2,567,663           365,134     (3,017,205){a}       2,932,797
                                          ----------------    ----------------   ---------------                     --------------
   Total Investment Income                      10,216,101           8,676,316         1,250,322                          9,926,638

EXPENSES
Expenses allocated from Portfolio                       --           5,862,094           842,804     (6,704,898){a}              --
Management fee                                   6,705,965                  --                --       (171,812){d}       6,534,153
Administration fee                                      --           1,757,033           291,378       (102,373){b}       1,946,038
Service fee - Class A                                   --                  --           362,854          1,368{f}          364,222
Service fee - Class B                                   --                  --                --                                 --
Service fee - Class C                                   --                  --                --                                 --
Distribution fee - Class A                              --                  --           145,025            547{f}          145,572
Distribution fee - Class B                              --                  --                --                                 --
Distribution fee - Class C                              --                  --                --                                 --
Distribution fee - Class K                              --                  --             1,368         (1,368){f}              --
Bookkeeping fee                                     43,735             111,905            32,489        122,477{c}          310,606
Transfer agent fee                                   6,000           4,513,532           798,452      2,261,642{c}        7,579,626
Custody fee                                         38,131                  --                --                             38,131
Other expenses                                     113,214             528,852           353,818       (389,152){d}         606,732
                                          ----------------    ----------------   ---------------                     --------------
   Total Expenses                                6,907,045          12,773,416         2,828,188                         17,525,080
Fees and expenses waived or
  borne by Advisor                                      --                  --          (572,943)      (139,781){e}        (712,724)
Fees waived by Distributor - Class A                    --                  --           (72,454)          (273){f}         (72,727)
Custody credits earned                              (5,646)                 --                --                             (5,646)
                                          ----------------    ----------------   ---------------                     --------------
   Net Expenses                                  6,901,399          12,773,416         2,182,791                         16,733,983
                                          ----------------    ----------------   ---------------                     --------------
   Net Investment Income (Loss)                  3,314,702          (4,097,100)         (932,469)                        (6,807,345)
                                          ----------------    ----------------   ---------------                     --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on investments               (48,061,846)        (23,210,349)      (17,091,589)    48,061,846{a}      (40,301,938)
Net change in unrealized appreciation
   /depreciation on investments               (530,065,309)       (467,364,862)      (54,003,465)   530,065,309{a}     (521,368,327)
                                          ----------------    ----------------   ---------------                     --------------
   Net Loss                                   (578,127,155)       (490,575,211)      (71,095,054)                      (561,670,265)
                                          ----------------    ----------------   ---------------                     --------------
Decrease in Net Assets from Operations    $   (574,812,453)   $   (494,672,311)  $   (72,027,523)                    $ (568,477,610)
                                          ================    ================   ===============                     ==============



(a)   Due to elimination of master/feeder structure.
(b)   Based on the contract in effect for the surviving fund.
(c)   Based on new fee structure effective 7/1/01.
(d)   Decrease due to economies of scale achieved by merging the funds.
(e)   Due to new expense structure of surviving fund.
(f)   Due to the redesignation of Class K shares into Class A shares.

                                                                      APPENDIX A

           Statement of Additional Information Dated February 1, 2002

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                     One Financial Center, Boston, MA 02111
                                  800-338-2550

                         STEIN ROE YOUNG INVESTOR FUND

      This Statement of Additional Information ("SAI") is not a prospectus, but provides additional information that should be read in conjunction with the prospectus of Stein Roe Young Investor Fund dated February 1, 2002, and any supplements thereto ("Prospectus"). Financial statements, which are contained in the Fund's September 30, 2001, Annual Report, are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained at no charge by telephoning 800-338-2550.

                               TABLE OF CONTENTS

                                                                            Page
General Information ....................................................       2
Investment Policies ....................................................       3
Portfolio Investments and Strategies ...................................       3
Investment Restrictions ................................................      20
Additional Investment Considerations ...................................      22
Purchases and Redemptions ..............................................      23
Management .............................................................      27
Financial Statements ...................................................      32
Principal Shareholders .................................................      33
Investment Advisory and Other Services .................................      33
Distributor ............................................................      35
Transfer Agent .........................................................      36
Custodian ..............................................................      37
Independent Accountants ................................................      37
Portfolio Transactions .................................................      38
Additional Income Tax Considerations ...................................      43
Investment Performance .................................................      44
Master Fund/Feeder Fund: Structure and Risk Factors ....................      49
Appendix--Ratings ......................................................      52

DIR-16/710I-0102

GENERAL INFORMATION

      Stein Roe Young Investor Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"). The Fund commenced operations on April 29, 1994. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series, each with one or more classes of shares, as the Board may authorize.

      On February 1, 1996, the names of the Fund and of the Trust were changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999 from "Stein Roe Investment Trust" to "Liberty-Stein Roe Funds Investment Trust."

      Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

      Each share of a series (or class thereof) is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series (or class thereof), and all shares of a series have equal rights in the event of liquidation of that series (or class thereof). Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

      The Fund converted into a "feeder fund" on February 3, 1997; that is, rather than invest in securities directly, it seeks to achieve its objective by pooling its assets with those of other investment companies for investment in a separate "master fund" having the same investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. SR&F Growth Investor Portfolio (the "Portfolio"), the Fund's master fund, is a series of SR&F Base Trust. For more information, please see Master Fund/Feeder
Fund: Structure and Risk Factors.

      Stein Roe & Farnham Incorporated ("Stein Roe") provides administrative and accounting and recordkeeping services to the Fund and investment management services to the Portfolio.

                              INVESTMENT POLICIES

      The Trust and SR&F Base Trust are open-end management investment companies. The Fund and the Portfolio are diversified, as that term is defined in the Investment Company Act of 1940.

      The investment objectives and policies are described in the Prospectus under The Fund. In pursuing its objective, the Fund or Portfolio may employ the investment techniques described in the Prospectus and Portfolio Investments and Strategies in this SAI. The investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities."(1)

                      PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES

      In pursuing its investment objective, the Portfolio may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the investment portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally

----------
(1) A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

      Debt securities within the four highest grades are generally referred to as "investment grade." The Portfolio may invest up to 35% of its assets in debt securities, but does not expect to invest more than 5% of its assets in debt securities that are rated below investment grade.

      Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held is lost or reduced below investment grade, the Portfolio is not required to dispose of the security, but Stein Roe will consider that fact in determining whether it should continue to hold the security.

      Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

      When Stein Roe determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

DERIVATIVES

      Consistent with its objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

      Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

      The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. The Portfolio does not currently intend to invest more than

5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See Options and Futures below.)

      Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Portfolio on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

      Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Portfolio on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

      Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

      Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

CONVERTIBLE SECURITIES

      By investing in convertible securities, the Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities it purchases are frequently rated investment grade, the Portfolio may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

FOREIGN SECURITIES

      The Portfolio may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts ("ADRs") or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Portfolio may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Portfolio is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. The Portfolio does not intend to invest, nor during the past fiscal year has it invested, more than 5% of its net assets in unsponsored ADRs.

      As of September 30, 2001, the Portfolio had no holdings of foreign companies.

      With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

      Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

      Although the Portfolio will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

      Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

      The Portfolio's foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows it to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. The Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that it may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds. The Portfolio may not engage in "speculative" currency exchange transactions.

      At the maturity of a forward contract to deliver a particular currency, the Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency it is obligated to deliver.

      If the Portfolio retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive it of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that it is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SWAPS, CAPS, FLOORS AND COLLARS

      The Portfolio may enter into swaps and may purchase or sell related caps, floors and collars. It would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it purchases at a later date. The Portfolio intends to use these techniques as hedges and not as speculative investments and will not sell interest rate income stream it may be obligated to pay.

      A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities in which the Portfolio might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. The Portfolio may enter into any form of swap agreement if Stein Roe determines it is consistent with its investment objective and policies.

      A swap agreement tends to shift the Portfolio's investment exposure from one type of investment to another. For example, if it agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of its investments and its net asset value.

      The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Portfolio. If a swap agreement calls for payments by the Portfolio, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's Investors Service, Inc. or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by Stein Roe.

      The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

      At the time the Portfolio enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets having a value at least as great as the commitment underlying the obligations will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation.

LENDING OF PORTFOLIO SECURITIES

      Subject to restriction (5) under Investment Restrictions in this SAI, the Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. It would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. It would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. It would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Stein Roe's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, it could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while it seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Portfolio did not loan portfolio securities during the fiscal year ended September 30, 2001 nor does it currently intend to loan more than 5% of its net assets.

REPURCHASE AGREEMENTS

      The Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Portfolio could experience both losses and delays in liquidating its collateral.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

      The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Stein Roe deems it advisable for investment reasons. During its last fiscal year, the Portfolio did not, nor does it currently intend to have, commitments to purchase when-issued securities in excess of 5% of its net assets.

      The Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. The Portfolio did not enter into any reverse repurchase agreements during the fiscal year ended September 30, 2001.

      At the time the Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT SALES "AGAINST THE BOX"

      The Portfolio may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. The Portfolio may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

      In a short sale against the box, the Portfolio does not deliver from its portfolio the securities sold. Instead, it borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on its behalf, to the purchaser of such securities. The Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, it must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. The Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. It may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

      Short sales may protect against the risk of losses in the value of portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount it owns, either directly or indirectly, and, in the case where it owns convertible securities, changes in the conversion premium.

      Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, it will incur a loss and if the price declines during this period, it will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which it may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which the Portfolio is able to enter into short sales. There is no limitation on the amount of assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. The Portfolio currently expects that no more than 5% of its total assets would be involved in short sales against the box.

RULE 144A SECURITIES

      The Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). That Rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that it does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Portfolio does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.

LINE OF CREDIT

      Subject to restriction (6) under Investment Restrictions in this SAI, the Fund and the Portfolio may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

INTERFUND BORROWING AND LENDING PROGRAM

      Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolio may lend money to and borrow money from other mutual funds advised by Stein Roe. The Portfolio will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

PORTFOLIO TURNOVER

      Although the Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The Portfolio may have greater portfolio turnover than that of mutual funds that have the primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses, which must be borne by the Portfolio. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

OPTIONS ON SECURITIES AND INDEXES

      The Portfolio may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq. The Portfolio may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      The Portfolio will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

      If an option written by the Portfolio expires, it realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires, it realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when it is desired.

      The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, it will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, it will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      A put or call option purchased by the Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If it were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If it were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, it foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased or written by the Portfolio, it would not be able to close out the option. If restrictions on exercise were imposed, it might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      The Portfolio may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(2) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

      The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of its securities or the price of the securities that it intends to purchase. Although other techniques could be used to reduce or increase exposure to stock price, interest rate and currency fluctuations, the Portfolio may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      The Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

      The success of any futures transaction depends on accurate predictions of changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

      When a purchase or sale of a futures contract is made by the Portfolio, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount

----------
(2) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Portfolio does not represent a borrowing or loan by it but is instead settlement between it and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Portfolio will mark-to-market its open futures positions.

      The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held.

      Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, it realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, it realizes a capital gain, or if it is less, it realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the investment portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the investment portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

      There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures or futures option position. The Portfolio would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

      If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the investment objective.

      The Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by it plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(3) would exceed 5% of total assets.

      When purchasing a futures contract or writing a put option on a futures contract, the Portfolio must maintain with its custodian (or broker, if legally permitted) cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its

----------
(3) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out.

      The Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent it has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

      In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," the Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

      If the Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by it, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

      If a call or put option written by the Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by it, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

      Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

      If the Portfolio writes an equity call option(4) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

      A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Portfolio delivers securities under a futures contract, it also realizes a capital gain or loss on those securities.

      For federal income tax purposes, the Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

      If the Portfolio were to enter into a short index future, short index futures option or short index option position and its portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and its stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

      In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

----------
(4) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

      The Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on its other investments, and shareholders are advised of the nature of the payments.

      The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                            INVESTMENT RESTRICTIONS

      The Fund and the Portfolio operate under the following investment restrictions. Neither the Fund nor the Portfolio may:

      (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

      (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

      (6) borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;

      (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

      (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

      The above restrictions (other than bracketed portions thereof) are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. The Fund and the Portfolio are also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. Neither the Fund nor the Portfolio may:

      (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

      (b) invest in companies for the purpose of exercising control or management;

      (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

      (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

      (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

      (f) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

      (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

      (h) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

      (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

      (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

      Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?

It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?

If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?

All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

      In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

                           PURCHASES AND REDEMPTIONS

PURCHASES THROUGH THIRD PARTIES

      You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). The state of Texas has asked that investment companies disclose in their Statements of Additional Information, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas. Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. It is the responsibility of any such Intermediary to establish procedures insuring the prompt transmission to the Trust of any such purchase order. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

      Some Intermediaries that maintain nominee accounts with the Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Stein Roe and the

Fund's transfer agent share in the expense of these fees, and Stein Roe pays all sales and promotional expenses.

AUTOMATIC INVESTMENT PLAN

      In addition to the types of accounts described in the Prospectus, you may open an Automatic Investment Plan account. The minimum investment for this type of account is $100.00. The minimum for additional investments is $50.00. This Plan must continue until the account reaches $1,000 (for custodial accounts) or $2,500 (for regular accounts) For information on opening an account see the "Your Account-Opening an Account" in the Prospectus.

NET ASSET VALUE

      The net asset value of the Fund is determined on days on which the New York Stock Exchange (the "NYSE") is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Your Account--Determining Share Price in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

GENERAL REDEMPTION POLICIES

      The Trust intends to pay all redemptions in cash. The Trust retains the right, subject to the Rule 18f-1 notice described below, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions. The Trust filed a Notification of Election pursuant to Rule 18f-1 under the Investment Company Act of 1940 with the Securities and Exchange Commission which commits the Fund to pay in cash all requests for redemptions by any shareholder, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

      The Trust reserves the right to suspend or postpone redemptions of shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

      You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

      The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

      Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase. The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

      Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

      Shares in any account you maintain with the Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

      The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Fund. THEREFORE, REGARDLESS OF THE NUMBER OF TELEPHONE EXCHANGE ROUND-TRIPS MADE BY AN INVESTOR, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS" IF THE OFFICERS OF THE TRUST DETERMINE THE ORDER NOT TO BE IN THE BEST INTERESTS OF THE TRUST OR ITS SHAREHOLDERS. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets other than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Fund, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Fund. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

      The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions may not be used to redeem shares held by a tax-sheltered retirement plan sponsored by Stein Roe.

REDEMPTION PRIVILEGES

      Exchange Privilege. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased.

      Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $100 or more from your account by calling 800-338-2550; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND

THE FUND MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF THE FUND INTO ANOTHER NO-LOAD STEIN ROE FUND, AND THEN BACK TO THE FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange.

      Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

      Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

      Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem shares from your account by calling 800-338-2550. Telephone redemptions are limited to a total of $100,000 in a 30-day period. The proceeds will be sent by check to your registered address.

      Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"). A Special Redemption request received by telephone after 4 p.m., Eastern time, is deemed received on the next business day. You may purchase Fund shares directly from your bank account either at regular intervals ("Regular Investments") or upon your request ("Special Investments"). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. You may also have income dividends and capital gains distributions deposited directly into your bank account ("Automatic Dividend Deposits").

      Systematic Withdrawals. You may have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

      Dividend Purchase Option. You may have distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

                                   MANAGEMENT

      The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. The following table sets forth certain information with respect to the trustees and officers of the Trust:

                                      POSITION(S) HELD                        PRINCIPAL OCCUPATION(S)
  NAME, AGE; ADDRESS                   WITH THE TRUST                         DURING PAST FIVE YEARS
  ------------------                   --------------                         ----------------------
Douglas A. Hacker           45         Trustee               President of UAL Loyalty Services and Executive Vice
P.O. Box 66100                                               President of United Airlines (airline) since September,
Chicago, IL 60666(2)                                         2001 (formerly Executive Vice President from July, 1999
                                                             to September, 2001); Chief Financial Officer of United
                                                             Airlines since July, 1999; Senior Vice President and
                                                             Chief Financial Officer of UAL, Inc. prior thereto.

Janet Langford Kelly        43         Trustee               Executive Vice President-Corporate Development and
One Kellogg Square                                           Administration, General Counsel and Secretary, Kellogg
Battle Creek, MI 49016                                       Company (food manufacturer), since September, 1999;
                                                             Senior Vice President, Secretary and General Counsel,
                                                             Sara Lee Corporation (branded, packaged,
                                                             consumer-products manufacturer) prior thereto.

Richard W. Lowry            65         Trustee               Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                       and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                                         (building products manufacturer)).

Salvatore Macera            70         Trustee               Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA  02649(2)                                    from 1975 to 1981).

William E. Mayer            61         Trustee               Managing Partner, Park Avenue Equity Partners (venture
399 Park Avenue                                              capital) since 1998 (formerly Founding Partner,
Suite 3204                                                   Development Capital LLC from 1996 to 1998; Dean and
New York, NY 10022(1)                                        Professor, College of Business and Management, University
                                                             of Maryland from October, 1992 to November, 1996);
                                                             Director of Lee Enterprises (print and on-line media); WR
                                                             Hambrecht + Co. (financial service provider); Systech
                                                             Retail Systems (retail industry technology provider).

Charles R. Nelson           59         Trustee               Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on econometric and
University of Washington                                     statistical matters.
Seattle, WA 98195(2)

                                      POSITION(S) HELD                        PRINCIPAL OCCUPATION(S)
  NAME, AGE; ADDRESS                   WITH THE TRUST                         DURING PAST FIVE YEARS
  ------------------                   --------------                         ----------------------
John J. Neuhauser           58         Trustee               Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-                                     College School of Management from September, 1977 to
3838(3)                                                      September, 1999); Director, Saucony, Inc. (athletic
                                                             footwear).

Joseph R. Palombo           48         Trustee and           Chief Operating Officer of Fleet Asset Management since
One Financial Center                   Chairman of the       November, 2001; formerly Chief Operations Officer of
Boston, MA 02111(1)                    Board                 Mutual Funds, Liberty Financial Companies, Inc. from
                                                             August, 2000 to November, 2001; Executive Vice
                                                             President and Director of the Advisor since April,
                                                             1999; Executive Vice President and Chief Administrative
                                                             Officer of Liberty Funds Group LLC (LFG) since April,
                                                             1999; Director of Stein Roe & Farnham Incorporated
                                                             (Stein Roe) since September, 2000; Trustee and Chairman
                                                             of the Board of the Stein Roe Mutual Funds since
                                                             October, 2000; Manager of Stein Roe Floating Rate
                                                             Limited Liability Company since October, 2000 (formerly
                                                             Vice President of the Liberty Funds from April, 1999 to
                                                             August, 2000; Chief Operating Officer, Putnam Mutual
                                                             Funds from 1994 to 1998).

Thomas E. Stitzel           65         Trustee               Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706                                             College of Business, Boise State University); Chartered
                                                             Financial Analyst.

Thomas C. Theobald          64         Trustee               Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of
Chicago, IL 60606                                            Directors, Continental Bank Corporation); Director of
                                                             Xerox Corporation (business products and services),
                                                             Anixter International (network support equipment
                                                             distributor), Jones Lang LaSalle (real estate
                                                             management services) and MONY Group (life insurance).

Anne-Lee Verville           56         Trustee               Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                       (designer, importer and distributor of giftware and
Hopkinton, NH  03229(2)                                      collectibles); Director, LearnSomething.com, Inc.
                                                             (online educational products and services) since 2000;
                                                             author and speaker on educational systems needs
                                                             (formerly General Manager, Global Education Industry
                                                             from 1994 to 1997, and President, Applications
                                                             Solutions Division from 1991 to 1994, IBM Corporation
                                                             (global education and global applications).

                                      POSITION(S) HELD                        PRINCIPAL OCCUPATION(S)
  NAME, AGE; ADDRESS                   WITH THE TRUST                         DURING PAST FIVE YEARS
  ------------------                   --------------                         ----------------------
Keith T. Banks              45         President             President of the Liberty Funds since November, 2001;
Fleet Asset Management                                       Chief Investment Officer and Chief Executive Officer
590 Madison Avenue,                                          of Fleet Asset Management since 2000 (formerly
36th Floor                                                   Managing Director and Head of U.S. Equity, J.P. Morgan
Mail Stop NY EH 30636A                                       Investment Management from 1996 to 2000).
New York, NY 10022

Vicki L. Benjamin           40         Chief Accounting      Chief Accounting Officer of the Liberty Funds, Stein
One Financial Center                   Officer               Roe Funds and Liberty All-Star Funds since June, 2001;
Boston, MA 02111                                             Vice President of LFG since April, 2001 (formerly Vice
                                                             President, Corporate Audit, State Street Bank and
                                                             Trust Company from May, 1998 to April, 2001; Staff
                                                             Associate from December, 1989 to December, 1991, Audit
                                                             Senior from January, 1992 to June, 1994, Audit Manager
                                                             from July, 1994 to June, 1997, Senior Audit Manager
                                                             from July, 1997 to May, 1998, Coopers & Lybrand).

J. Kevin Connaughton        37         Treasurer             Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since December, 2000 (formerly
Boston, MA 02111                                             Controller of the Liberty Funds and of the Liberty
                                                             All-Star Funds from February, 1998 to October, 2000);
                                                             Treasurer of the Stein Roe Funds since February, 2001
                                                             (formerly Controller from May, 2000 to February, 2001);
                                                             Senior Vice President of LFG since January, 2001
                                                             (formerly Vice President from April, 2000 to January,
                                                             2001) (formerly Vice President of Colonial Management
                                                             Associates, Inc. (Colonial) from February, 1998 to
                                                             October, 2000) (formerly Senior Tax Manager, Coopers &
                                                             Lybrand, LLP from April, 1996 to January, 1998).

Michelle G. Azrialy         32         Controller            Controller of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since May, 2001; Vice President of LFG
Boston, MA 02111                                             since March, 2001 (formerly Assistant Vice President
                                                             of Fund Administration from September, 2000 to
                                                             February, 2001; Compliance Manager of Fund
                                                             Administration from September, 1999 to August, 2000)
                                                             (formerly Assistant Treasurer, Chase Global Fund
                                                             Services - Boston from August, 1996 to September,
                                                             1999).

William J. Ballou           36         Secretary             Secretary of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                             Secretary from October, 1997 to October, 2000);
                                                             Secretary of the Stein Roe Funds since February, 2001
                                                             (formerly Assistant Secretary from May, 2000 to
                                                             February, 2001); Senior Vice President of Colonial
                                                             since April, 2001 (formerly Vice President from
                                                             October, 1997 to March, 2001); Senior Counsel of
                                                             Colonial since April, 2000 (formerly Counsel from
                                                             October, 1997 to March, 2000); Assistant Secretary of
                                                             Colonial since October, 1997; Senior Vice President of
                                                             LFG since April, 2001 (formerly Vice President and
                                                             Counsel from October, 1997 to March, 2001); Senior
                                                             Counsel of LFG since April, 2000, and Assistant
                                                             Secretary since December, 1998 of LFG (formerly
                                                             Associate Counsel, Massachusetts Financial Services
                                                             Company from May, 1995 to September, 1997).

----------
(1) Trustee who is an "interested person" of the Trust and of Stein Roe, as defined in the Investment Company Act of 1940. Mr. Mayer is an "interested person" by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an "interested person" as an employee of an affiliate of Stein Roe.
(2) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(3) This person also holds the corresponding officer or trustee position with SR&F Base Trust.

      The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

      Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by Stein Roe or its affiliates; and some of the officers are also officers of Liberty Funds Distributor, Inc., the Fund's distributor.

      Officers and trustees affiliated with Stein Roe or its affiliates serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The Trust has no retirement or pension plan. The following table sets forth the aggregated compensation paid to each Trustee by the Fund and the Fund Complex during the fiscal year ended September 30, 2001 and calendar year ended December 31, 2001:

                                                                                        Total Compensation
                                   Aggregate                    Pension or              From Fund and The Fund
                                   Compensation From            Retirement              Complex Paid To
                                   Fund For The Fiscal          Benefits Accrued        Trustees For The
                                   Year Ended                   As Part of Fund         Calendar Year Ended
Trustee                            September 30, 2001           Expenses(a)             December 31, 2001(b)
-------                            ------------------           -----------             --------------------
John A. Bacon, Jr.(c)              $  300                       N/A                     $ 95,000
Robert J. Birnbaum                    N/A                       N/A                       25,300
Tom Bleasdale(c)                      N/A                       N/A                      103,000(d)

William W. Boyd(c)                    300                       N/A                       50,000
Lora S. Collins(c)                                              N/A                       96,000
James E. Grinnell(c)                  N/A                       N/A                      100,300
Douglas A. Hacker                   2,696                       N/A                      109,000
Janet Langford Kelly                2,536                       N/A                      107,000
Richard W. Lowry                    2,412                       N/A                      135,300
Salvatore Macera                    2,424                       N/A                      110,000
William E. Mayer                    2,319                       N/A                      132,300
James L. Moody, Jr.(c)                N/A                       N/A                       91,000
Charles R. Nelson                   2,696                       N/A                      109,000
John J. Neuhauser                   2,383                       N/A                      132,510
Joseph R. Palombo(e)                  N/A                       N/A                          N/A
Thomas Stitzel                      2,394                       N/A                      109,000
Thomas C. Theobald                  2,785                       N/A                      112,000
Anne-Lee Verville                   2,515(f)                    N/A                      114,000(f)


(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.
(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation ("FleetBoston") and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.
(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.
(e) Mr. Palombo does not receive compensation because he is an employee of Colonial, an affiliate of Stein Roe. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.
(f) During the fiscal year ended September 31, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $2,515 and $114,000, respectively, pursuant to the deferred compensation plan.

                              FINANCIAL STATEMENTS

      Please refer to the September 30, 2001 Financial Statements (statement of assets and liabilities and schedule of investments as of September 30, 2001 and the statements of operations, changes in net assets, financial highlights and notes thereto) and the report of independent accountants contained in the Fund's September 30, 2001 Annual Report. The Financial Statements and the report of independent accountants (but no other material from the Fund's Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.

                             PRINCIPAL SHAREHOLDERS

      As of December 31, 2001, trustees and officers of the Trust owned less than 1% of the Fund's outstanding shares.

      As of December 31, 2001, the only person known by the Trust to own of 5% or more of the then outstanding shares of the Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 was as follows:

                                                     APPROXIMATE PERCENTAGE
                                                     OF OUTSTANDING SHARES
       NAME AND ADDRESS                                       HELD
       ----------------                                       ----
Charles Schwab & Co. Inc.                                    11.13%
Special Custody Account for the
Exclusive benefit of customers
101 Montgomery Street
San Francisco, CA 94101-4122

      As of record on December 31, 2001, there were 182,633 record holders of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      Stein Roe & Farnham Incorporated (Stein Roe) provides investment management services and administrative services to the Fund. Stein Roe is a wholly owned subsidiary of Liberty Funds Group LLC, which is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston MA 02110. As of September 30, 2001, Stein Roe managed over $16.27 billion in assets.

      The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, NY 10022. The business address of Mr. Palombo is One Financial Center, Boston, MA 02111.

      Stein Roe Counselor(SM) is a professional investment advisory service offered by Stein Roe to Fund shareholders. Stein Roe Counselor(SM) is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor(SM) are free to self direct their investments while considering Stein Roe's recommendations. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, Stein Roe provides shareholders participating in these programs with dedicated representatives. Other distinctive services include specially designed account statements with portfolio performance and transaction data, asset allocation planning tools, newsletters, customized website content, and regular investment, economic and market updates. A $50,000 minimum investment is required to participate in the program.

      In return for its services, Stein Roe is entitled to receive a monthly administrative fee from the Fund at an annual rate of 0.20% of the first $500 million of average net assets, 0.15% of the next $500 million, and 0.125% thereafter; and a monthly management fee from the Portfolio at an annual rate of 0.60% of the first $500 million, 0.55% of the next $500 million, and 0.50% thereafter. The table below shows gross fees paid (in thousands) for the three most recent fiscal years and any expense reimbursements by Stein Roe:

                                    YEAR ENDED     YEAR ENDED   YEAR ENDED
                TYPE OF PAYMENT       9/30/01        9/30/00      9/30/99
Fund          Management fee            N/A             N/A          N/A
              Administrative fee      1,757           1,919        1,546
              Reimbursement              --              --           --
Portfolio     Management fee          6,706           7,245        5,416

      Stein Roe provides office space and executive and other personnel to the Fund, and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

      The administrative agreement provides that Stein Roe shall reimburse the Fund to the extent that its total annual expenses (including fees paid to Stein Roe, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which its shares are being offered for sale to the public; provided, however, Stein Roe is not required to reimburse the Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses of the Fund, Stein Roe may waive its fees and/or absorb certain expenses for the Fund. Any such reimbursement will enhance the yield of the Fund.

      The management agreement provides that neither Stein Roe, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

      Any expenses that are attributable solely to the organization, operation, or business of the Fund are paid solely out of its assets. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

      Stein Roe is responsible for providing accounting and bookkeeping services to the Fund pursuant to an accounting and bookkeeping agreements. Under a separate agreement ("Outsourcing Agreement"), Stein Roe has delegated those functions to State Street Bank and Trust Company ("State Street"). Stein Roe pays fees to State Street under the Outsourcing Agreement.

      Under its accounting and bookkeeping agreements with the Fund, Stein Roe receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

      - From each Portfolio or stand-alone Fund, an annual flat fee of $10,000, paid monthly;

      -     From each feeder Fund, an annual flat fee of $5,000, paid monthly;
            and

      - in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      The Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                  DISTRIBUTOR

      Shares of the Fund are distributed by Liberty Funds Distributor, Inc. ("Distributor"), located at One Financial Center, Boston, MA 02111, under a Distribution Agreement. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of FleetBoston Financial Corporation. The Distribution

Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

      As agent, the Distributor offers shares to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by the Fund. The Distributor offers Fund shares only on a best-efforts basis.

      At Liberty Funds, we believe in giving children the best life has to offer. That's why LFD is supporting the Make-A-Wish Foundation of America with a $1 donation for every new account opened in any of its Young Investor Funds. To learn more about the Make-A-Wish Foundation of America, please call 800-722-9474 or visit its Web site at www.wish.org.

                                 TRANSFER AGENT

      Liberty Funds Services Inc. ("LFS"), located at One Financial Center, Boston, Massachusetts 02111is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, LFS received from the Fund prior to July 1, 2001, a fee based on an annual rate of 0.22 of 1% of the Fund's average net assets. Effective July 1, 2001, LFS receives from the Fund a fee based on the following:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus
- The Fund's allocated share of LFS's out-of-pocket expenses, including fees payable to DST Systems, Inc. ("DST") under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

Under a separate agreement, LFS also provides certain investor accounting services to the Portfolio.

                                   CUSTODIAN

      State Street Bank and Trust Company (the "Bank"), located at 225 Franklin Street, Boston, MA 02101, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

      Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

      Each Board of Trustees reviews, at least annually, whether it is in the best interests of the Portfolio and the Fund and its shareholders to maintain assets in each of the countries in which the Portfolio invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. Each Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians, as well as by Stein Roe and counsel. However, with respect to foreign sub-custodians, there can be no assurance that the Portfolio, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over or enforcing judgments against the foreign sub-custodians, or application of foreign law to the foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

      The Fund and the Portfolio may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                            INDEPENDENT ACCOUNTANTS

      The independent accountants for the Fund and the Portfolio are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110. The independent accountants audit and report on the annual financial statements and provide tax return preparation services and assistance and consultation in connection with the review of various SEC filings.

                             PORTFOLIO TRANSACTIONS

      Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Stein Roe and its affiliate Colonial Management Associates, Inc. ("Colonial") maintain a single, unified trading operation for trading equity securities. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

      Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

      Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

      It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

      Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

      Stein Roe places certain trades for the Funds through its affiliate AlphaTrade Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

      CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUND MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

      Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return for directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.

      The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

      Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

      Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

      Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

      Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

      Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services--comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).
- Quotation/Trading/News Systems--products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.
- Economic Data/Forecasting Tools--various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.
- Quantitative/Technical Analysis--software tools that assist in quantitative and technical analysis of investment data.
- Fundamental Industry Analysis--industry-specific fundamental investment research.
- Fixed Income Security Analysis--data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.
- Other Specialized Tools--other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

      Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

      Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

      The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

      In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

      Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As so noted, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

      In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

      The table below shows information on brokerage commissions (in thousands) paid by the Fund or the Portfolio for the fiscal years ended September 30, 2001, 2000 and 1999:

                                             2001          2000            1999
                                             ----          ----            ----
Total commissions                             $0          $1,349          $2,204
Directed transactions                          0               0           1,334
Commissions on directed
transactions                                   0               0             437

      Each Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

      The Fund and the Portfolio intend to qualify under Subchapter M of the Internal Revenue Code (the "Code") and to comply with the special provisions of the Code that relieve it of federal income tax to the extent of net investment income and capital gains currently distributed to shareholders.

      Because dividend and capital gains distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

      The Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

      To the extent the Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Passive Foreign Investment Companies. The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of Fund expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

      In accordance with tax regulations, the Fund intends to treat PFICs as sold on the last day of their fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which it will be required to distribute even though it has not sold the security or received cash to pay such distributions.

                             INVESTMENT PERFORMANCE

      The Fund may quote total return figures from time to time. A "Total Return" is your return on an investment which takes into account the change in value of your investment with distributions reinvested. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

      Average Annual Total Return is computed as follows: ERV = P(1+T)(n)

      Where:      P   =   a hypothetical initial payment of $1,000
                  T   =   average annual total return
                  n   =   number of years
                  ERV = ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the period at the end of the period (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) is computed as follows:

            ATVD = P(1+T)(n)

Where:      P    =  a hypothetical initial investment of $1,000
            T    =  average annual total return (after taxes on distributions)
            n    =  number of years
            ATVD =  ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period
                    (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

            ATVDR = P(1+T)(n)

Where:      P        =  a hypothetical initial investment of $1,000
            T        =  average annual total return (after taxes on
                        distributions and redemption)
            n        =  number of years
            ATVDR    =  ending value of a hypothetical $1,000 investment
                        made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

      Total return performance as of September 30, 2001, was as follows:

                                                1 year      5 years    Life of Fund
Return Before Taxes                            (40.08)%      4.66%        12.83%
Return After Taxes on
  Distributions                                (41.85)       3.58         11.78
Return After Taxes on
  Distributions and Sale
  of Fund Shares                               (22.13)       3.97         10.75

----------
*     Life of Fund is from April 29, 1994 to September 30, 2001.

      Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

      The Fund may note its mention or recognition, or the mention or recognition of Stein Roe and its affiliates, in newspapers, magazines, or other media, including comparisons with competitors and matters of national or global economic and financial interest, from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund include, but are not limited to, the following:

Architectural Digest               Fund Marketing Alert                      No-Load Fund Investor
Arizona Republic                   Gourmet                                   Pension World
Atlanta Constitution               Individual Investor                       Pensions and Investment
Atlantic Monthly                   Investment Dealers' Digest                Personal Investor
Associated Press                   Investment News                           Physicians Financial News
Barron's                           Investor's Business Daily                 Jane Bryant Quinn (syndicated column)
Bloomberg                          Kiplinger's Personal Finance Magazine     Reuters
Boston Globe                       Knight-Ridder                             The San Francisco Chronicle
Boston Herald                      Lipper Analytical Services                Securities Industry Daily
Business Week                      Los Angeles Times                         Smart Money
Chicago Tribune                    Louis Rukeyser's Wall Street              Smithsonian
Chicago Sun-Times                  Money                                     Strategic Insight
Cleveland Plain Dealer             Money on Line                             Street.com
CNBC                               Morningstar                               Time
CNN                                Mutual Fund Market News                   Travel & Leisure
Crain's Chicago Business           Mutual Fund News Service                  USA Today
Consumer Reports                   Mutual Funds Magazine                     U.S. News & World Report
Consumer Digest                    Newsday                                   Value Line
Dow Jones Investment Advisor       Newsweek                                  The Wall Street Journal
Dow Jones Newswire                 New York Daily News                       The Washington Post
Fee Advisor                        The New York Times                        Working Women
Financial Planning                                                           Worth
Financial World                                                              Your Money
Forbes
Fortune
Fund Action

      In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Trust believes to be generally accurate.

      The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. Its performance also may be compared to the following indexes or averages:

Dow-Jones Industrial Average                            New York Stock Exchange Composite Index
Standard & Poor's 500 Stock Index                       American Stock Exchange Composite Index
Standard & Poor's 400 Industrials                       Nasdaq Composite
Wilshire 5000                                           Nasdaq Industrials

(These indexes are widely recognized                    (These indexes generally reflect the
indicators of general U.S. stock market                 performance of stocks traded in the indicated
results.)                                               markets.)

      In addition, the Fund may compare its performance to the following benchmarks:

                       Lipper Equity Fund Average
                       Lipper General Equity Fund Average
                       Lipper Growth Fund Average
                       Lipper Growth Fund Index
                       Morningstar Large Blend Category

      Lipper Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper, Inc.. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place it into) a new category, it may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

      The Fund may also cite its rating, recognition, or other mention by Morningstar, Inc. or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

      Of course, past performance is not indicative of future results.

                                   ----------

      To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                       Common stocks
                       Small company stocks
                       Long-term corporate bonds
                       Long-term government bonds
                       Intermediate-term government bonds
                       U.S. Treasury bills
                       Consumer Price Index

                                   ----------

      The Fund may also refer to quotations, graphs, and electronically transmitted data from sources believed by Stein Roe or the Distributor to be reputable.

      The Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                 TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE         6%           8%          10%           6%           8%          10%
Compounding
   Years                Tax-Deferred Investment                  Taxable Investment
   -----                -----------------------                  ------------------
    30            $124,992     $171,554     $242,340     $109,197     $135,346     $168,852
    25              90,053      115,177      150,484       82,067       97,780      117,014
    20              62,943       75,543       91,947       59,362       68,109       78,351
    15              41,684       47,304       54,099       40,358       44,675       49,514
    10              24,797       26,820       29,098       24,453       26,165       28,006
     5              11,178       11,613       12,072       11,141       11,546       11,965
     1               2,072        2,096        2,121        2,072        2,096        2,121

      Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

      From time to time, the Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor(SM) program and asset allocation and other investment strategies.

              MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

      The Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in the Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Fund and the Portfolio. The management fees and expenses of the Fund and the Portfolio are described under Investment Advisory and Other Services. The Fund bears its proportionate share of the Portfolio's expenses.

      See Management for the names of and additional information about the trustees and officers. Since the Trust and SR&F Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.

      Stein Roe has provided investment management services in connection with mutual funds employing the master fund/feeder fund structure since 1991.

      SR&F Growth Investor Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that the Fund and other investors in the Portfolio will be liable for all obligations of the Portfolio that are not satisfied by the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and the Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

      The Declaration of Trust of Base Trust provides that the Portfolio will terminate 120 days after the withdrawal of the Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote the Fund's interests in the Portfolio for such continuation without approval of the Fund's shareholders.

      The fundamental policies of the Fund and the corresponding fundamental policies of the Portfolio can be changed only with shareholder approval. If the Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

      In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

      Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

      Base Trust may permit other investment companies and/or other institutional investors to invest in the Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of the Portfolio's net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.

      Information regarding other investors in the Portfolio may be obtained by writing to SR&F Base Trust at One Financial Center, Boston, MA 02111, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

                               APPENDIX--RATINGS

RATINGS IN GENERAL

      A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of debt securities in which a fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

      The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                                                                      APPENDIX B

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                   Number
                                                                                                     of
                                                                                                 Portfolios
                                                                                                   in Fund
                              Position      Year First                                             Complex
                                with        Elected or                                            Overseen              Other
    Name, Address             Liberty       Appointed           Principal Occupation(s)              By             Directorships
       and Age                 Funds        to Office           During Past Five Years             Trustee              Held
       -------                 -----        ---------           ----------------------             -------              ----
DISINTERESTED TRUSTEES

Douglas A. Hacker             Trustee          2000         President of UAL Loyalty                 103                None
(Age 46)                                                    Services and Executive Vice
P.O. Box 66100                                              President of United Airlines
Chicago, IL 60666                                           (airline) since September, 2001
                                                            (formerly Executive Vice
                                                            President from July, 1999
                                                            to September, 2001); Chief
                                                            Financial Officer of
                                                            United Airlines since
                                                            July, 1999; Senior Vice
                                                            President and Chief
                                                            Financial Officer of UAL,
                                                            Inc. prior thereto.

Janet Langford Kelly          Trustee          2000         Executive Vice President                 103                None
(Age 44)                                                    Corporate Development and
One Kellogg Square                                          Administration, General
Battle Creek, MI 49016                                      Counsel and Secretary, Kellogg
                                                            Company (food
                                                            manufacturer), since
                                                            September, 1999; Senior
                                                            Vice President, Secretary
                                                            and General Counsel, Sara
                                                            Lee Corporation (branded,
                                                            packaged,
                                                            consumer-products
                                                            manufacturer) prior
                                                            thereto.

Richard W. Lowry              Trustee          1995         Private Investor since August,           105                None
(Age 65)                                                    1987 (formerly Chairman and
10701 Charleston Drive                                      Chief Executive Officer, U.S.
Vero Beach, FL 32963                                        Plywood Corporation (building
                                                            products manufacturer)).

Salvatore Macera              Trustee          1998         Private Investor since 1981              103                None
(Age 70)                                                    (formerly Executive Vice
26 Little Neck Lane                                         President and Director of Itek
New Seabury, MA                                             Corporation (electronics) from
02649                                                       1975 to 1981).

                                                                                                   Number
                                                                                                     of
                                                                                                 Portfolios
                                                                                                   in Fund
                              Position      Year First                                             Complex
                                with        Elected or                                            Overseen              Other
    Name, Address             Liberty       Appointed           Principal Occupation(s)              By             Directorships
       and Age                 Funds        to Office           During Past Five Years             Trustee              Held
       -------                 -----        ---------           ----------------------             -------              ----
DISINTERESTED TRUSTEES

Charles R. Nelson             Trustee          2000         Van Voorhis Professor,                   103                None
(Age 59)                                                    Department of Economics,
Department of                                               University of Washington since
Economics                                                   January, 1976; consultant on
University of                                               econometric and statistical
Washington                                                  matters.
Seattle, WA 98195

John J. Neuhauser             Trustee          1985         Academic Vice President and              105            Saucony, Inc.
(Age 58)                                                    Dean of Faculties since August,                           (athletic
84 College Road                                             1999, Boston College                                     footwear);
Chestnut Hill, MA                                           (formerly Dean, Boston                                 SkillSoft Corp.
02467-3838                                                  College School of Management                            (e-learning).
                                                            from September, 1977 to
                                                            September, 1999).

Thomas E. Stitzel             Trustee          1998         Business Consultant since 1999           103                None
(Age 66)                                                    (formerly Professor of Finance
2208 Tawny Woods                                            from 1975 to 1999 and Dean
Place                                                       from 1977 to 1991, College of
Boise, ID  83706                                            Business, Boise State
                                                            University); Chartered
                                                            Financial Analyst.

Thomas C. Theobald            Trustee          2000         Managing Director, William               103                Xerox
(Age 64)                                                    Blair Capital Partners (private                          Corporation
Suite 1300                                                  equity investing) since                                   (business
222 West Adams Street                                       September, 1994 (formerly                               products and
Chicago, IL 60606                                           Chief Executive Officer and                              services),
                                                            Chairman of the Board of                                   Anixter
                                                            Directors, Continental Bank                             International
                                                            Corporation).                                         (network support
                                                                                                                      equipment
                                                                                                                    distributor),
                                                                                                                     Jones Lang
                                                                                                                    LaSalle (real
                                                                                                                       estate
                                                                                                                     management
                                                                                                                    services) and
                                                                                                                     MONY Group
                                                                                                                  (life insurance).

                                                                                                   Number
                                                                                                     of
                                                                                                 Portfolios
                                                                                                   in Fund
                              Position      Year First                                             Complex
                                with        Elected or                                            Overseen              Other
    Name, Address             Liberty       Appointed           Principal Occupation(s)              By             Directorships
       and Age                 Funds        to Office           During Past Five Years             Trustee              Held
       -------                 -----        ---------           ----------------------             -------              ----
DISINTERESTED TRUSTEES

Anne-Lee Verville             Trustee          1998         Author and speaker on                    103           Chairman of the
(Age 56)                                                    educational systems needs                                 Board of
359 Stickney Hill Road                                      (formerly General Manager,                               Directors,
Hopkinton, NH  03229                                        Global Education Industry                               Enesco Group,
                                                            from 1994 to 1997, and                                 Inc. (designer,
                                                            President, Applications                                 importer and
                                                            Solutions Division from 1991                           distributor of
                                                            to 1994, IBM Corporation                                giftware and
                                                            (global education and global                           collectibles).
                                                            applications)).

                                                                                                   Number
                                                                                                     of
                                                                                                 Portfolios
                                                                                                   in Fund
                              Position      Year First                                             Complex
                                with        Elected or                                            Overseen              Other
    Name, Address             Liberty       Appointed           Principal Occupation(s)              By             Directorships
       and Age                 Funds        to Office           During Past Five Years             Trustee              Held
       -------                 -----        ---------           ----------------------             -------              ----
INTERESTED TRUSTEES

William E. Mayer*             Trustee          1994         Managing Partner, Park Avenue            105           Lee Enterprises
(Age 61)                                                    Equity Partners (private equity                        (print and on-
399 Park Avenue                                             fund) since February, 1999                             line media), WR
Suite 3204                                                  (formerly Founding Partner,                              Hambrecht +
New York, NY 10022                                          Development Capital LLC from                           Co. (financial
                                                            November 1996 to February,                                 service
                                                            1999; Dean and Professor,                             provider), First
                                                            College of Business and                                    Health
                                                            Management, University of                             (healthcare) and
                                                            Maryland from October, 1992                            Systech Retail
                                                            to November, 1996).                                    Systems (retail
                                                                                                                      industry
                                                                                                                     technology
                                                                                                                     provider).

Joseph R. Palombo*            Trustee          2000         Chief Operating Officer of               103                None
(Age 48)                        and                         Columbia Management Group,
One Financial Center          Chairman                      Inc. (Columbia Management
Boston, MA 02111               of the                       Group) since November, 2001;
                               Board                        formerly Chief Operations
                                                            Officer of Mutual Funds,
                                                            Liberty Financial Companies,
                                                            Inc. from August, 2000 to
                                                            November, 2001; Executive
                                                            Vice President of Stein Roe &
                                                            Farnham Incorporated (Stein
                                                            Roe) since April, 1999;
                                                            Executive Vice President and
                                                            Director of the Advisor since
                                                            April, 1999; Executive Vice
                                                            President and Chief
                                                            Administrative Officer of
                                                            Liberty Funds Group, LLC (LFG)
                                                            since April, 1999; Director of
                                                            Stein Roe since September,
                                                            2000; Trustee and Chairman of
                                                            the Board of the Stein Roe
                                                            Mutual Funds since October,
                                                            2000; Manager of Stein Roe
                                                            Floating Rate Limited Liability
                                                            Company since October, 2000
                                                            (formerly Vice President of the
                                                            Liberty Funds from April, 1999
                                                            to August, 2000; Chief
                                                            Operating Officer and Chief
                                                            Compliance Officer, Putnam
                                                            Mutual Funds from December,
                                                            1993 to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                           Year First
                                           Elected or
                              Position     Appointed
   Name, Address            With Liberty       to                             Principal Occupation(s)
      and Age                  Funds         Office                           During Past Five Years
      -------                  -----         ------                           ----------------------
OFFICERS

Keith T. Banks (Age          President        2001          President of the Liberty Funds since November, 2001;
46)                                                         Chief Investment Officer and Chief Executive Officer of
Columbia Management                                         Columbia Management Group since August, 2000
Group, Inc.                                                 (formerly Managing Director and Head of U.S. Equity,
590 Madison Avenue,                                         J.P. Morgan Investment Management from November,
36th Floor                                                  1996 to August, 2000).
Mail Stop NY EH
30636A
New York, NY  10022

Vicki L. Benjamin              Chief          2001          Chief Accounting Officer of the Liberty Funds and
(Age 40)                     Accounting                     Liberty All-Star Funds since June, 2001; Vice President
One Financial Center          Officer                       of LFG since April, 2001 (formerly Vice President,
Boston, MA 02111                                            Corporate Audit, State Street Bank and Trust Company
                                                            from May, 1998 to April, 2001; Audit Manager from
                                                            July, 1994 to June, 1997; Senior Audit Manager from
                                                            July, 1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton         Treasurer        2000          Treasurer of the Liberty Funds and of the Liberty All-
(Age 37)                                                    Star Funds since December, 2000 (formerly Controller of
One Financial Center                                        the Liberty Funds and of the Liberty All-Star Funds from
Boston, MA 02111                                            February, 1998 to October, 2000); Treasurer of the Stein
                                                            Roe Funds since February, 2001 (formerly Controller from
                                                            May, 2000 to February, 2001); Senior Vice President of
                                                            LFG since January, 2001 (formerly Vice President from
                                                            April, 2000 to January, 2001; Vice President of the
                                                            Advisor from February, 1998 to October, 2000; Senior Tax
                                                            Manager, Coopers & Lybrand, LLP from April, 1996 to
                                                            January, 1998).

Michelle G. Azrialy          Controller       2001          Controller of the Liberty Funds and of the Liberty All-
(Age 32)                                                    Star Funds since May, 2001; Vice President of LFG
One Financial Center                                        since March, 2001 (formerly Assistant Vice President of
Boston, MA 02111                                            Fund Administration from September, 2000 to February,
                                                            2001; Compliance Manager of Fund Administration from
                                                            September, 1999 to August, 2000) (formerly Assistant
                                                            Vice President and Assistant Treasurer, Chase Global
                                                            Fund Services - Boston from August, 1996 to September,
                                                            1999).

Jean S. Loewenberg           Secretary        2002          Secretary of the Liberty Funds and of the Liberty All-
(Age 56)                                                    Star Funds since February, 2002; Senior Vice President
One Financial Center                                        and Group Senior Counsel, FleetBoston Financial
Boston, MA 02111                                            Corporation since November, 1996.

Trustee Positions

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended September 30, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as
Trustees:

                                                                           Total Compensation from
                                  Aggregate                                 the Fund and the Fund
                              Compensation from        Pension or            Complex Paid to the
                              the Fund for the    Retirement Benefits     Trustees for the Calendar
                             Fiscal Year Ended     Accrued as Part of            Year Ended
Trustee                      September 30, 2001     Fund Expenses (a)      December 31, 2001 (b)(c)
-------                      ------------------     -----------------      ------------------------
John A. Bacon, Jr                  $  300                  N/A                    $ 95,000

Robert J. Birnbaum                    N/A                  N/A                      25,300

Tom Bleasdale                         N/A                  N/A                     103,000(d)

William W. Boyd                       300                  N/A                      50,000

Lora S. Collins                       N/A                  N/A                      96,000

James E. Grinnell                     N/A                  N/A                     100,300

Douglas A. Hacker                   2,696                  N/A                     109,000

Janet Langford Kelly                2,536                  N/A                     107,000

Richard W. Lowry                    2,412                  N/A                     135,300

Salvatore Macera                    2,424                  N/A                     110,000

William E. Mayer                    2,319                  N/A                     132,300

James L. Moody, Jr                    N/A                  N/A                      91,000

Charles R. Nelson                   2,696                  N/A                     109,000

John J. Neuhauser                   2,383                  N/A                     132,510

Joseph R. Palombo(e)                  N/A                  N/A                         N/A

Thomas Stitzel                      2,394                  N/A                     109,000

Thomas C. Theobald                  2,785                  N/A                     112,000

Anne-Lee Verville                   2,515(f)               N/A                     114,000(f)

a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.
c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.
e) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.
f) During the fiscal year ended September 30, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $2,515 and $114,000, respectively, pursuant to the deferred compensation plan.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended September 30, 2001, the Audit Committee convened six times.

GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended September 30, 2001, the Governance Committee convened three times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended September 30, 2001, the Advisory Fees & Expenses Committee convened four times.

TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended September 30, 2001, the Trading Oversight Committee convened two times.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and (ii) in all Funds overseen by the Trustee in the Liberty Fund Complex.

                                                                    Aggregate Dollar Range of Equity
                                     Dollar Range of Equity      Securities Owned in All Funds Overseen
   Name of Trustee                Securities Owned in The Fund     by Trustee in Liberty Fund Complex
   ---------------                ----------------------------     ----------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                        $10,001-$50,000                      Over $100,000
Janet Langford Kelly                     $10,001-$50,000                      Over $100,000
Richard W. Lowry (g)                            $0                            Over $100,000
Salvatore Macera                                $0                           $50,001-$100,000
Charles R. Nelson                               $0                            Over $100,000
John J. Neuhauser (g)                           $0                            Over $100,000
Thomas E. Stitzel                               $0                           $50,001-$100,000
Thomas C. Theobald                              $0                            Over $100,000
Anne-Lee Verville                               $0                            Over $100,000

INTERESTED TRUSTEES

William E. Mayer (h)                            $0                           $50,001-$100,000
Joseph R. Palombo                           $1-$10,000                          $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PART C. OTHER INFORMATION (LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST)

ITEM 15. INDEMNIFICATION

Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit
(a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Unless otherwise permitted under the 1940 Act, (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non- party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article Tenth also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the advisor, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment advisor or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Pursuant to the indemnification agreement among the Registrant, its transfer agent and its investment adviser dated July 1, 1995, the Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers and employees are indemnified by Registrant's investment advisor against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of the investment adviser that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of the investment adviser.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

ITEM 16. EXHIBITS [Note: As used herein, the term "PEA" refers to a post-effective amendment to the Registration Statement of the Registrant on Form N-1A under the Securities Act of 1933, No. 33-11351.]

(1) Amended and Restated Agreement and Declaration of Trust as amended on 7/28/2000. (Exhibit (a) to PEA #68)*

(2) (a)   By-Laws of Registrant as amended through February 3, 1993. (Exhibit
          2 to PEA #34).*
    (b)   Amendment to By-Laws dated February 4, 1998. (Exhibit 2(a) to PEA
          #45.)*
    (c)   Amendment to By-Laws dated February 8, 2000. (Exhibit to PEA #69)*
    (d)   Amendment to By-Laws dated September 28, 2000. (Exhibit to PEA #69)*
    (e)   Amendment to By-Laws dated June 20, 2001. (Exhibit to PEA #72)*

(3)       None

(4) (a)   Form of Agreement and Plan of Reorganization among Stein Roe Focus
          Fund, Stein Roe Growth Stock Fund and Columbia Management Group, Inc.
          (filed as Appendix A to Part A of this Registration Statement).
    (b)   Form of Agreement and Plan of Reorganization among Liberty Growth
          Stock Fund, Stein Roe Growth Stock Fund and Columbia Management
          Group, Inc. (filed as Appendix B to Part A of this Registration
          Statement).
    (c)   Form of Agreement and Plan of Reorganization among Liberty Young
          Investor Fund, Stein Roe Young Investor Fund and Columbia Management
          Group, Inc. (filed as Appendix A to Part A of this Registration
          Statement).
    (d)   Form of Agreement and Plan of Reorganization among Liberty Growth
          Investor Fund, Stein Roe Young Investor Fund and Columbia Management
          Group, Inc. (filed as Appendix B to Part A of this Registration
          Statement).

(5)       Article 4, 5, 10,11 and 13 of the Registrant's Agreement and
          Declaration of Trust and Article VII and X of the Registrant's By-Laws define the rights of shareholders.

(6) (a) Management Agreement between SR&F Base Trust and Stein Roe & Farnham on behalf of Stein Roe Young Investor Fund and Stein Roe Growth
          Stock Fund dated November 1, 2001 - filed as Exhibit (d) in Part C,
          Item 23 of Post-Effective Amendment No. 45 to the Registration
          Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File
          Nos. 33-02633 and 811-4552), filed with the Commission on or about
          January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.(**)

(7) (a)   Underwriting Agreement between Registrant and Liberty Funds
          Distributor, Inc. dated 8/4/99, as amended (Amended Schedule A dated
          January 2, 2001). (Exhibit to PEA # 70)*
    (b) Specimen copy of selected dealer agreement. (Exhibit 6(b) to PEA #40.)*

(8)       Not Applicable.

(9)       Custodian contract between Registrant and State Street Bank and Trust
          Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item
          23 of Post-Effective Amendment No. 56 to the Registration Statement on
          Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration
          Statement.

(10)(a)   Rule 12b-1 Plan dated 8/3/99, as amended 6/19/01 - filed as Exhibit
          (m) in Part C, Item 23 of Post-Effective Amendment No. 43 to the
          Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income
          Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about August 30, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.
    (b)   Rule 18f-3 Plan, amended and restated as of May 22, 2000 - filed as
          Exhibit (o) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds
          Income Trust (File Nos. 33-02633 and 811-4552), filed with the
          Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

(11)(a) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Stein Roe Focus Fund
    (b) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Growth Stock Fund
    (c) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Young Investor Fund
    (d) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Growth Investor Fund

(12)(a)   Opinion and Consent of Counsel on Tax Matters and Consequences to
          Shareholders of Ropes & Gray with respect to the Acquisition of Stein Roe Focus Fund, to be filed by Post-Effective Amendment
    (b)   Opinion and Consent of Counsel on Tax Matters and Consequences to
          Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Growth Stock Fund, to be filed by Post-Effective Amendment

    (c)   Opinion and Consent of Counsel on Tax Matters and Consequences to
          Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Young Investor Fund, to be filed by Post-Effective Amendment
    (d)   Opinion and Consent of Counsel on Tax Matters and Consequences to
          Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Growth Investor Fund, to be filed by Post-Effective Amendment

(13)      Not Applicable.

(14)      Consent of Independent Accountants (PWC)

(15)      Not Applicable.

(16)      Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly,
          Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R.
          Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel,
          Thomas C. Theobald and Anne-Lee Verville. (Included in PEA #74)*

(17)(a)   Restated Transfer Agency Agreement between Registrant and SteinRoe
          Services Inc. dated 8/1/95 as amended through 3/31/99(Amended
          Schedule B dated 1/2/01). (Exhibit to PEA #70)*
    (b)   Joinder and Release Agreement with respect to Agency Agreement dated
          12/18/00. (Exhibit to PEA # 70)*
    (c) Amendment to Restated Transfer Agency Agreement dated 7/1/01 - filed as Exhibit (h)(3)(c) in Part C, Item 23 of Post-Effective Amendment
          No. 43 to the Registration Statement on Form N-1A of Liberty-Stein Roe
          Funds Income Trust (File Nos. 33-02633 and 811- 4552), filed with the
          Commission on or about August 30, 2001 and is hereby incorporated by reference and made a part of this Registration Statement.
    (d)   Accounting and Bookkeeping Agreement between Registrant and Stein
          Roe & Farnham Incorporated dated 8/3/99 as amended. (Exhibit to PEA
          # 70)*
    (e) Amendment to Accounting and Bookkeeping Agreement between Registrant and Stein Roe & Farnham Incorporated dated 7/1/01. (Exhibit to PEA
          #72)*
    (f) Assumption and Release Agreement with respect to Accounting and Bookkeeping Agreement dated 12/31/00. (Filed under Exhibit (d)(1)(b)).
    (g)   Administrative Agreement between Registrant and Stein Roe & Farnham
          Incorporated 8/15/95, as amended. (Exhibit to PEA # 70)*
    (h)   Amended Appendix A & Appendix B to Administrative Agreement between
          Registrant and Stein Roe & Farnham Incorporated dated 7/1/01.
          (Exhibit to PEA #72)*
    (i)   Assumption and Release Agreement with respect to Administrative
          Agreement dated 12/31/00. (Filed under Exhibit (d)(1)(b)).
    (j)   Opinions and consents of Ropes & Gray. (Exhibit 10(a) to PEA #34).*
    (k)   Consent of Morningstar, Inc. (Exhibit 11(b) to PEA #34).*
    (l)   Code of Ethics of Stein Roe & Farnham Incorporated, the Funds and
          Liberty Funds Distributor, Inc., effective January 1, 2001, as revised
          December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of
          Post-Effective Amendment No. 45 to the Registration Statement on Form
          N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and
          811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.
    (m)   Form of Proxy Card and Proxy Insert (Stein Roe Focus Fund)
    (n)   Form of Proxy Card and Proxy Insert (Liberty Growth Stock Fund)
    (o)   Form of Proxy Card and Proxy Insert (Liberty Young Investor Fund)

    (p) Form of Proxy Card and Proxy Insert (Liberty Growth Investor Fund)
    (q) The following documents, each filed via EDGAR and listed with their filing accession number, are incorporated by reference into the Proxy/Prospectus and the Statement of Additional Information for the funds referenced below:

FOR THE FOCUS FUND:

- The Prospectuses of the Stein Roe Focus Fund dated February 1, 2002 with respect to Class A and S shares - 0000021847-02-000019(Class S), 0000021832-02-000017 (Class A)

- The Statements of Additional Information of the Stein Roe Focus Fund dated February 1, 2002 with respect to Class A and S shares -
      0000021832-02-000019

      - As supplemented on February 1, 2002 with respect to Class A shares - 0000021847-02-000035

- The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Stein Roe Focus Fund dated September 30, 2001 - 0000891804-01-502219 (Class S), 0000950135-01-503702
      (Class A)

FOR THE LIBERTY GROWTH STOCK FUND:

- The Prospectuses of the Liberty Growth Stock Fund dated February 2, 2002 with respect to Class A, B, C and K shares - 0000021847-02-000040

- The Statement of Additional Information of Liberty Growth Stock Fund dated February 1, 2002 with respect to Class A, B, C and K shares - 0000021847-02-000040

      - As supplemented on February 1, 2002 with respect to Class A, B and C shares - 0000021847-02-000035

- The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Liberty Growth Stock Fund dated September 30, 2001 - 0000950156-01-500498

FOR THE FOCUS FUND AND THE LIBERTY GROWTH STOCK FUND:

- The Prospectus of Stein Roe Growth Stock Fund dated February 1, 2002 - 0000021832-02-000019

- The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Stein Roe Growth Stock Fund dated September 30, 2001 - 0000891804-01-502174

FOR THE LIBERTY YOUNG INVESTOR FUND:

- The Prospectuses of Liberty Young Investor Fund dated February 1, 2002 with respect to Class A and K shares - 0000021847-02-000040

- The Statement of Additional Information of Liberty Young Investor Fund dated February 1, 2002 with respect to Class A and K shares - 0000021847-02-000040

- The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Liberty Young Investor Fund dated September 30, 2001 - 0001110538-01-500188

FOR THE LIBERTY GROWTH INVESTOR FUND:

- The Prospectuses of Liberty Growth Investor Fund dated February 1, 2002 with respect to Class A, B, C, S and Z shares - 0000021832-02-000017 (Class A, B, C, Z), 0000021832-02-000019 (Class S)

- The Statements of Additional Information of Liberty Growth Investor Fund dated February 1, 2002 with respect to Class A, B, C, S and Z shares - 0000021832-02-000019 (Class A, B, C, Z), 0000021832-02-000017 (Class S)

      - As supplemented on February 1, 2002 with respect to Class A, B and C shares - 0000021847-02-000035

- The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Liberty Growth Investor Fund dated September 30, 2001 - 0000891804-01-502169 (Class S),
      0000950156-01-500496 (Class A, B, C, Z)

FOR THE LIBERTY YOUNG INVESTOR FUND AND THE LIBERTY GROWTH INVESTOR FUND

- The Prospectus of Stein Roe Young Investor Fund dated February 1, 2002 - 0000021847-02-000041

- The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Stein Roe Young Investor Fund dated September 30, 2001 - 0000950135-01-503703

----------
(*)   Incorporated by reference.
(**) The Stein Roe Young Investor Fund and Stein Roe Growth Stock Fund are part of a master/feeder structure and, therefore, the Funds do not have a Management Agreement. The Management Agreement referenced is for the master funds, SR&F Growth Investor Portfolio and SR&F Growth Stock Portfolio, respectively.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Liberty-Stein Roe Funds Investment Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Liberty-Stein Roe Funds Investment Trust, in this City of Boston, and The Commonwealth of Massachusetts on this 27th day of March, 2002.

                                        LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


                                        By: /s/ KEITH T. BANKS
                                            Keith T. Banks, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                          Title                 Date
------------------------    -------------------     --------------
/s/KEITH T. BANKS           President               March 27, 2002
Keith T. Banks              (Principal
                            Executive Officer)

/s/ J. KEVIN CONNAUGHTON    Chief Financial         March 27, 2002
J. Kevin Connaughton        Officer (Principal
                            Financial Officer)

/s/ VICKI L. BENJAMIN       Chief Accounting        March 27, 2002
Vicki L. Benjamin           Officer (Principal
                            Accounting Officer)

DOUGLAS A. HACKER*                                   Trustee
------------------------------------
Douglas A. Hacker

JANET LANGFORD KELLY*                                Trustee
------------------------------------
Janet Langford Kelly

RICHARD W. LOWRY*                                    Trustee
------------------------------------
Richard W. Lowry

SALVATORE MACERA*                                    Trustee
------------------------------------
Salvatore Macera

WILLIAM E. MAYER*                                    Trustee                 * /s/RUSSELL L. KANE
------------------------------------                                         Russell L. Kane
William E. Mayer                                                             Attorney-in-fact
                                                                             March 27, 2002

DR. CHARLES R. NELSON*                               Trustee
------------------------------------
Dr. Charles R. Nelson

JOHN J. NEUHAUSER*                                   Trustee
------------------------------------
John J. Neuhauser

JOSEPH R. PALOMBO*                                   Trustee
------------------------------------
Joseph R. Palombo

THOMAS E. STITZEL*                                   Trustee
------------------------------------
Thomas E. Stitzel

THOMAS C. THEOBALD*                                  Trustee
------------------------------------
Thomas C. Theobald

ANNE-LEE VERVILLE*                                   Trustee
------------------------------------
Anne-Lee Verville

                                  EXHIBIT INDEX

(11)(a) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Stein Roe Focus Fund
    (b) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Growth Stock Fund
    (c) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Young Investor Fund
    (d) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Growth Investor Fund

(14)(a)  Consent of Independent Accountants (PWC)
    (b)  Consent of Independent Accountants (PWC)

(17)(m)  Form of Proxy Card and Proxy Insert (Stein Roe Focus Fund)
    (n)  Form of Proxy Card and Proxy Insert (Liberty Growth Stock Fund)
    (o)  Form of Proxy Card and Proxy Insert (Liberty Young Investor Fund)
    (p)  Form of Proxy Card and Proxy Insert (Liberty Growth Investor Fund)